Janus | Equity Funds

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1999 Annual Report

     Janus Fund
     Janus Balanced Fund
     Janus Enterprise Fund
     Janus Equity Income Fund
     Janus Global Life Sciences Fund
     Janus Global Technology Fund
     Janus Growth and Income Fund
     Janus Mercury Fund
     Janus Olympus Fund
     Janus Overseas Fund
     Janus Special Situations Fund
     Janus Twenty Fund
     Janus Venture Fund
     Janus Worldwide Fund

[LOGO] Janus

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Janus | Equity Funds

Table of Contents

To Our Shareholders ......................................     1

Portfolio Manager's Commentary and Schedule of Investments

     Janus Fund ..........................................     2

     Janus Balanced Fund .................................     6

     Janus Enterprise Fund ...............................    11

     Janus Equity Income Fund ............................    14

     Janus Global Life Sciences Fund .....................    18

     Janus Global Technology Fund ........................    21

     Janus Growth and Income Fund ........................    25

     Janus Mercury Fund ..................................    30

     Janus Olympus Fund ..................................    34

     Janus Overseas Fund .................................    38

     Janus Special Situations Fund .......................    42

     Janus Twenty Fund ...................................    45

     Janus Venture Fund ..................................    48

     Janus Worldwide Fund ................................    52

Statements of Operations .................................    56

Statements of Assets and Liabilities .....................    58

Statements of Changes in Net Assets ......................    60

Financial Highlights .....................................    64

Notes to Schedules of Investments ........................    71

Notes to Financial Statements ............................    73

Explanations of Charts and Tables ........................    76

Report of Independent Accountants ........................    79

Year 2000 Discussion .....................................    79

                                                                    [LOGO] Janus

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To Our | Shareholders

[PHOTO]
Tom Bailey
chairman

It's  not  often  that  financial   markets  move  from   substantial   lows  to
record-breaking highs within a 12-month period. Yet, that's precisely what happened to the global equity markets this past fiscal year.

After starting the period at depressed levels - a consequence of last fall's worldwide credit crunch - the markets gained momentum late in 1998, spurred by a succession of global interest rate cuts that helped stabilize economies throughout the world. A rapidly expanding U.S. economy and robust corporate earnings also aided the recovery, eventually turning it into a full-blown rally that, in August, carried a number of stocks to record highs.

Despite the absence of inflation, aided in part by ongoing advances in technology, the U.S. economy's torrid growth rate led to a general uneasiness among investors late in the period, convincing them that higher prices could be on the horizon. In turn, Federal Reserve policymakers raised short-term interest rates by a quarter-point in June, then matched it with another hike in August - two widely anticipated moves that had been discounted into most stock prices and therefore had minimal impact on the market.

At this writing, opinions are split as to the need for additional rate hikes. I'm in the camp that believes an economic slowdown would be positive for the market, allowing company earnings to catch up with their price multiples. To that extent, I was encouraged by the Fed's attempt to rein in growth and keep inflation at bay.

Given the volatility we've seen during this fiscal year, I couldn't be more pleased with the strong results posted by our funds. This performance clearly demonstrates our success in continuing to identify dynamic, visionary companies capable of growing in any economic environment.

In closing, I'd like to remind you that every decision we make at Janus is driven by our goal of delivering superior performance across all our funds. With this in mind, we recently announced several significant advancements for our investment team, including the elevation of Jim Craig to full-time chief investment officer and director of research, where he will oversee the ongoing strengthening of our collective stock-picking. Given his expanded role, Jim will relinquish his portfolio management responsibilities, entrusting Janus Fund to Blaine Rollins who, in turn, will hand his management duties for Janus Equity Income and Janus Balanced Funds over to Karen Reidy. Meanwhile, Jim will step aside as co-portfolio manager of Janus Venture Fund with Jonathan Coleman and Will Bales assuming full responsibility. I have every confidence that each of these individuals is ready for this new chapter in their careers and believe these changes will help Janus continue to deliver superior performance for many years to come.

As always, thank you for your continued trust in Janus.

/s/ Tom
Tom Bailey

Past performance does not guarantee future results.

                                        Janus Equity Funds / October 31, 1999  1
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Janus | Fund

[PHOTO]
James Craig
portfolio manager

Janus Fund returned an impressive 56.75% for the fiscal year ended October 31, 1999, well ahead of its benchmark, the S&P 500 Index, which returned 25.66%.(1) These results enabled the Fund to maintain a top-quartile ranking for the 12-month period, placing it 50th out of 278 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

While the Fund's substantial gains can be attributed to our success in identifying stocks that work in any economic environment, I believe these gains also somewhat reflect an unusual reporting period. For example, consider that at the start of the period the financial markets were in the depths of despair, suffering from repercussions of the Russian debt debacle and the ensuing worldwide credit crunch. However, following a succession of global interest rate cuts near year-end 1998, the markets rallied. Further fueling the upswing were strong corporate earnings, which helped propel the markets to much higher levels despite a pair of rate hikes by the Federal Reserve toward the end of the period.

Macroeconomic events notwithstanding, we held firm to our strategy of investing in dynamic, visionary companies that are contributing to the overall growth of the economy. That said, the Fund's largest weightings were in the technology, cable and media groups.

Technology stocks were undisputedly the strongest performers for the Fund. As businesses increasingly rely on Internet-related technologies to increase production and reduce costs, names like Cisco Systems and Sun Microsystems, two of the Fund's larger positions, continue to benefit. Cisco simply is the Internet, and easily dominates the data communications equipment market. Meanwhile, Sun's intense focus on optimizing computer systems for e-commerce has enabled it to leapfrog its competition. Outside the Internet universe, our winners included semiconductor companies Texas Instruments, Linear Technology and Maxim Integrated Products. Advanced technologies and products developed by these three companies are enabling the miniaturization of devices such as computers, camcorders and wireless phones, while also making it possible to transmit data and voice at faster speeds.

Other contributors to our overall gains were cable operators Comcast Corporation and Cox Communications, companies that are fulfilling their promise to deliver a variety of new services through a single platform. In effect, subscribers will soon be able to shop on the Internet, receive live feeds from national sporting events or choose from hundreds of channels - all through their cable connection. Another company capitalizing on cable's resurgence is media conglomerate Time Warner, one of the largest providers of programming and a sizeable position in the Fund.

Several of our other media holdings also appreciated in value, particularly our television and radio stocks. Take Univision Communications, for example, the world's leading Spanish-language television network. Here in the U.S., the Hispanic population is one of the fastest-growing audiences, prompting advertisers to allocate more of their budgets to Univision. At the same time, radio broadcasters are averaging an impressive 15% to 18% annual advertising growth rate. While Clear Channel Communications and Infinity Broadcasting are among those benefiting from this trend, they're also capitalizing on the consolidation of this industry, helping our positions in both to rise substantially.

Portfolio Profile                      October 31, 1999         October 31, 1998
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Equities                                          94.5%                    91.8%
   Foreign                                         8.7%                     4.6%
   European                                        4.8%                     2.9%
Top 10 Equities (% of Assets)                     40.9%                    44.4%
Number of Stocks                                     62                       55
Cash & Cash Equivalents                            5.5%                     8.2%
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Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Cable Television                                   8.2%                    14.6%
Diversified Operations                             7.3%                     5.8%
Multimedia                                         7.2%                     7.8%
Computers - Micro                                  6.6%                     2.5%
Circuits                                           5.7%                     1.8%
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Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Time Warner, Inc.                                  5.8%                     5.5%
Comcast Corp. - Special Class A                    5.7%                     5.4%
Sun Microsystems, Inc.                             5.5%                      --
Cisco Systems, Inc.                                4.2%                     5.7%
Tyco International, Ltd.                           3.6%                     4.2%
General Electric Co.                               3.5%                     1.6%
Texas Instruments, Inc.                            3.3%                     1.8%
Bank of New York Company, Inc.                     3.3%                     3.0%
American Express Co.                               3.0%                      --
Linear Technology Corp.                            3.0%                     2.2%
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(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a capital appreciation fund as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1999, Janus Fund ranked 15/102 of capital appreciation funds for the 5-year pseriod and 7/54 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

2  Janus Equity Funds / October 31, 1999
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Unfortunately,  not all of our stocks  contributed  to the Fund's solid returns.
One  of  our  larger   disappointments   was   McKesson   HBOC,  a  provider  of
pharmaceutical supply management and information technology for the healthcare industry. McKesson's stock pulled back on news of accounting irregularities at its software division, and we consequently liquidated our position at a loss.

Going forward, it remains to be seen whether the threat of inflation will call for further interest rate increases - an uncertainty that could create near-term volatility in the markets. For the most part, however, we believe stocks have already discounted this fear and that the high-growth companies we focus on will continue to produce strong results.

In closing, I'd like to comment on my recent decision to hand the reins of Janus Fund over to my colleague Blaine Rollins. Blaine's track record as portfolio manager of Janus Balanced and Janus Equity Income Funds speaks volumes about his stock-picking abilities. Furthermore, having worked for many years with Blaine in his position as assistant portfolio manager of Janus Fund, I can confidently say he's more than qualified for this new responsibility. Meanwhile, my role will be evolving, serving not only as chief investment officer, but also as director of research, where I'll be in a position to more directly impact performance for all our shareholders. It's been a pleasure working on your behalf, and, as always, I thank you for your continued investment in Janus Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($1,379,118) as compared to the S&P 500 Index ($468,858).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 56.75%
Five Year, 26.81%
Ten Year, 19.13%
Since 2/5/70*, 18.02%

Janus Fund - $1,379,118

S&P 500 Index - $468,858

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.5%
Audio and Video Products - 0.3%
   1,090,505       Gemstar International Group, Ltd.* .....     $     94,737,623

Automotive - Truck Parts and Equipment - 0.2%
   3,585,095       Federal-Mogul Corp.# ...................           90,075,512

Brewery - 1.0%
   4,970,390       Anheuser-Busch Companies, Inc. .........          356,936,132

Broadcast Services and Programming - 3.7%
  17,642,275       AT&T Corp./Liberty Media Group - Class A*         700,177,789
   7,937,873       Clear Channel Communications, Inc.* ....          638,006,542

                                                                   1,338,184,331
Cable Television - 8.2%
   3,351,470       Adelphia Communications Corp. - Class A*,#        183,074,049
  48,089,690       Comcast Corp. - Special Class A# .......        2,025,778,191
  15,913,388       Cox Communications, Inc. - Class A* ....          723,064,567

                                                                   2,931,916,807
Cellular Telecommunications - 4.5%
   5,290,550       Nextel Communications, Inc. - Class A* .          455,979,278
       3,372       NTT Mobile Communications Network, Inc.            89,502,067
   3,451,830       Sprint Corp./PCS Group* ................          286,286,151
  10,222,150       Vodafone AirTouch PLC (ADR) ............          490,024,316
   3,185,865       VoiceStream Wireless Corp.* ............          314,604,169

                                                                   1,636,395,981
Chemicals - Specialty - 0.1%
   1,094,400       Cytec Industries, Inc.*,# ..............     $     28,249,200

Circuits - 5.7%
  15,225,430       Linear Technology Corp.# ...............        1,064,828,511
  12,481,900       Maxim Integrated Products, Inc.*,# .....          985,289,981

                                                                   2,050,118,492
Commercial Banks - 1.3%
   9,964,830       Firstar Corp. ..........................          292,716,881
     259,900       M&T Bank Corp. .........................          128,780,450
     628,490       State Street Corp. .....................           47,843,801

                                                                     469,341,132
Commercial Services - 0.8%
   7,284,065       Paychex, Inc. ..........................          286,810,059

Computer Software - 1.7%
   6,604,740       Microsoft Corp.* .......................          611,351,246

Computers - Memory Devices - 0.1%
     570,555       EMC Corp.* .............................           41,650,515

Computers - Micro - 6.6%
   3,546,425       Apple Computer, Inc.* ..................          284,157,303
   2,952,370       Dell Computer Corp.* ...................          118,463,846
  18,529,260       Sun Microsystems, Inc.* ................        1,960,627,324

                                                                   2,363,248,473

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1999  3

Janus | Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.5%
   2,934,975       Colgate-Palmolive Co. ..................     $    177,565,987

Cruise Lines - 0.2%
   1,573,800       Royal Caribbean Cruises, Ltd. ..........           83,509,763

Data Processing and Management - 0.9%
   7,024,500       Automatic Data Processing, Inc. ........          338,493,094

Distribution and Wholesale - 1.4%
   6,403,832       Costco Wholesale Corp.* ................          514,307,758

Diversified Financial Services - 0.7%
   4,470,000       Citigroup, Inc. ........................          241,938,750

Diversified Operations - 7.3%
   9,275,085       General Electric Co. ...................        1,257,353,710
  32,742,020       Tyco International, Ltd. ...............        1,307,634,424

                                                                   2,564,988,134
Electronic Components - Semiconductors - 3.4%
  13,234,160       Texas Instruments, Inc. ................        1,187,765,860

Finance - Credit Card - 3.0%
   7,051,110       American Express Co. ...................        1,085,870,940

Finance - Investment Bankers/Brokers - 2.6%
  23,876,720       Charles Schwab Corp. ...................          929,699,785

Internet Software - 1.6%
   4,400,000       America Online, Inc.* ..................          570,625,000

Life and Health Insurance - 0.7%
  16,909,059       Prudential PLC** .......................          264,836,285

Medical - Biomedical and Genetic - 1.1%
   2,776,600       Genentech, Inc.* .......................          404,689,450

Medical - Drugs - 2.7%
   7,679,715       Pfizer, Inc. ...........................          303,348,743
   4,666,235       Pharmacia & Upjohn, Inc. ...............          251,685,050
   8,498,790       Schering-Plough Corp. ..................          420,690,105

                                                                     975,723,898
Medical Instruments - 0.9%
   9,738,160       Medtronic, Inc. ........................          337,183,790

Money Center Banks - 3.3%
  28,339,910       Bank of New York Company, Inc. .........        1,186,733,731

Multi-Line Insurance - 2.8%
   9,797,683       American International Group, Inc. .....        1,008,548,994

Multimedia - 7.2%
  29,544,687       Time Warner, Inc. ......................        2,058,895,375
  11,847,950       Viacom, Inc. - Class B* ................          530,195,763

                                                                   2,589,091,138
Networking Products - 4.2%
  20,318,400       Cisco Systems, Inc.* ...................        1,503,561,600

Office Automation and Equipment - 0.5%
   3,728,600       Pitney Bowes, Inc. .....................          169,884,338

Optical Supplies - 0.5%
   1,674,320       Allergan, Inc. .........................          179,780,110

Pipelines - 2.9%
  25,583,370       Enron Corp. ............................        1,021,735,839

Property and Casualty Insurance - 0.6%
   2,255,755       Progressive Corp. ......................          208,798,322

Radio - 0.9%
   8,897,825       Infinity Broadcasting Corp. - Class A*,#          307,531,077

Retail - Building Products - 0.8%
   3,607,950       Home Depot, Inc. .......................          272,400,225

Retail - Discount - 1.4%
   8,996,715       Wal-Mart Stores, Inc. ..................     $    510,001,282

Retail - Office Supplies - 0.9%
  13,968,945       Staples, Inc.* .........................          309,935,966

Retail - Restaurants - 0.6%
   4,886,560       McDonald's Corp. .......................          201,570,600

Super-Regional Banks - 0.6%
   2,076,795       Northern Trust Corp. ...................          200,540,517

Telecommunication Equipment - 4.6%
  10,724,545       Lucent Technologies, Inc. ..............          689,052,016
   2,028,280       Nokia Oyj ..............................          231,963,736
   6,394,031       Nokia Oyj (ADR) ........................          738,910,207

                                                                   1,659,925,959
Telecommunication Services - 0.3%
   1,550,000       NTL, Inc.* .............................          116,831,250

Television - 1.2%
   5,290,674       Univision Communications, Inc. - Class A*,#       450,037,957

--------------------------------------------------------------------------------
Total Common Stock (cost $20,675,932,398) .................       33,873,122,902
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.8%
                   Associates Corp. N.A.
$    800,000         5.30%, 11/1/99 .......................              800,000
                   Comerica Bank, Detroit
 135,000,000         5.29%, 11/1/99 .......................          135,000,000
                   JP Morgan Securities
  50,000,000         4.82%, 12/10/99 ......................           49,738,917
                   UBS Financial, Inc.
 100,000,000         4.90%, 12/13/99 ......................           99,428,333
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $284,967,250) ...........................          284,967,250
--------------------------------------------------------------------------------
Time Deposits - 1.7%
                   SouthTrust Bank EDT
 596,500,000         5.1875%, 11/1/99 (cost $596,500,000) .          596,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.1%
                   Fannie Mae:
 100,000,000         5.10%, 11/10/99 ......................           99,872,500
 100,000,000         4.80%, 11/26/99 ......................           99,666,667
  50,000,000         5.21%, 12/2/99 .......................           49,775,681
 100,000,000         4.88%, 12/8/99 .......................           99,486,111
 100,000,000         5.00%, 12/10/99 ......................           99,458,333
  50,000,000         4.74%, 12/15/99 ......................           49,682,222
  50,000,000         5.52%, 1/20/00 .......................           49,392,000
 100,000,000         5.52%, 1/26/00 .......................           98,693,000
 100,000,000         5.52%, 2/18/00 .......................           98,334,000
  50,000,000         5.54%, 4/24/00 .......................           48,663,000
                   Federal Home Loan Bank System
 100,000,000         4.67%, 4/10/00 .......................           97,620,000
                   Freddie Mac:
 100,000,000         4.80%, 11/4/99 .......................           99,960,000
  50,000,000         4.80%, 11/22/99 ......................           49,860,000
  75,000,000         5.10%, 12/8/99 .......................           74,606,104
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,115,329,229) ......        1,115,069,618
--------------------------------------------------------------------------------
Total Investments (total cost $22,672,728,877) - 100.1% ...       35,869,659,770
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)     (34,930,106)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $ 35,834,729,664
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

4  Janus Equity Funds / October 31, 1999

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   3.6%                  $  1,307,634,424
Finland                                   2.7%                       970,873,943
Japan                                     0.3%                        89,502,067
United Kingdom                            2.1%                       754,860,601
United States++                          91.3%                    32,746,788,735
--------------------------------------------------------------------------------
Total                                   100.0%                  $ 35,869,659,770

++Includes Short-Term Securities (85.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold      Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00              80,000,000    $    131,544,000    $    920,000
--------------------------------------------------------------------------------
Total                                           $    131,544,000    $    920,000

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1999  5

Janus | Balanced Fund

[PHOTO]
Blaine Rollins
portfolio manager

Janus Balanced Fund gained 29.89% for the fiscal year ended October 31, 1999, outpacing the S&P 500 Index, which returned 25.66%.(1) This helped the Fund achieve top-decile performance, ranking 7th out of 430 balanced funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The market, while trending upward, turned cautious during the year. Continued strength in the U.S. economy created anxiety about a potential spike in inflation, which in turn led to higher long-term interest rates. In this uncertain environment, the Fund's fixed-income position, comprising about half of the portfolio, underperformed. Our intermediate-maturity Treasury and corporate bond holdings suffered in particular, declining nearly 10% in principal value. On a positive note, we selectively added attractive high-yield instruments, which helped to boost yield.

Our losses in the fixed-income markets were more than offset by excellent gains on the equity side. For that, we have our team of outstanding research analysts to thank. These are the individuals whose countless hours spent poring over financial data and weeks on the road visiting our companies in person have resulted in exceptionally satisfying performance.

Turning to a discussion of our holdings, even though the Fund is conservatively positioned, we've been able to capture the extraordinary growth of the Internet by investing in technology companies such as Cisco Systems and Exodus
Communications, among the most stable revenue producers in this fast-moving industry. As the leading provider of networking equipment and architecture, Cisco is benefiting both from the phenomenal expansion of the Web as well as from the buildout of fiber-optic telecommunications networks nationwide. Our convertible bonds in Exodus Communications, which supplies network management solutions for "mission-critical" Internet operations, offered additional stability. Both companies significantly enhanced the Fund's performance, and we remain highly optimistic about their growth prospects going forward.

Although the financial services area experienced a setback, American Express has enjoyed remarkable success transforming itself from a charge card company to one that is uniquely positioned to leverage the Internet revolution. As one of the strongest brands in the industry, American Express has continued to gain "wallet share" by segmenting its customers and differentiating itself via new product offerings. One of the most exciting of these is its recently introduced "Blue Card," which has a "smart" computer chip imbedded in it containing personal data and spending history. With its forward-thinking business model, we believe that American Express is poised for tremendous growth as we head into the next millennium.

In retailing, our positions in Home Depot and Costco were standout performers. Home Depot recently launched a new subsidiary called Expo Design Center, an innovative concept we believe has the potential to really take off. Basically, Expo is a one-stop home remodeling center. Customers can select from the store's various mini-kitchens and mini-bathrooms, then be paired with a contractor at affordable prices. Currently, about a dozen stores are in place nationwide, with plans to open 200

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          36.9%                    36.9%
Fixed-Income Securities
  U.S. Treasury Notes                             11.3%                     9.9%
  Investment-Grade
    Corporate Bonds                               17.7%                     7.2%
  High-Yield/High-Risk
    Corporate Bonds                               19.5%                    19.7%
  Preferred Stock                                 12.4%                    17.4%
Top 10 Equities/Preferred
  (% of Assets)                                   23.4%                    29.6%
Number of Stocks                                     53                       47
Cash & Cash Equivalents                            2.2%                     8.9%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Cable Television                                  13.7%                    18.4%
Electric - Integrated                              6.9%                     6.7%
Multimedia                                         5.6%                     2.8%
Telecommunication Services                         5.0%                     2.0%
Cruise Lines                                       3.8%                     5.5%
--------------------------------------------------------------------------------
Top 10 Equity/Preferred Holdings       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Reliant Energy, Inc., convertible, 7.00%
  (Time Warner, Inc.)                              6.9%                     6.7%
Viacom, Inc. - Class B                             3.3%                      --
Bank of New York Company, Inc.                     2.1%                     1.4%
Royal Caribbean Cruises, Ltd.
  convertible, 7.25%                               1.8%                     3.4%
Charles Schwab Corp.                               1.7%                     1.7%
Comcast Corp. - Special Class A                    1.6%                     3.3%
Home Depot, Inc.                                   1.6%                      --
Univision Communications, Inc. - Class A           1.5%                     1.1%
American Express Co.                               1.5%                      --
Enron Corp.                                        1.4%                      --
--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a balanced fund as "a fund whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of October 31, 1999, Janus Balanced Fund ranked 4/206 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

6 Janus Equity Funds / October 31, 1999 within the next five years. Likewise, membership-based retailer Costco is also adding more stores around the country as its volume discount pricing is contributing to customer growth. We believe the long-term prospects for both holdings are extremely strong.

Despite our solid performance, a few of our companies fell short of expectations. Staffing agency Robert Half International suffered as an expanding economy led to a shortage of temporary workers. The resulting competition for a smaller pool of employees caused Robert Half's top-line growth to decline, and we sold the position. Another disappointment was automotive supplier Federal-Mogul. While we remain supportive of management, we feared that a slowdown in the auto parts aftermarket would lead to a reduction in top-line growth. Consequently, we decided to liquidate the stock and redeploy our assets in other areas.

In conclusion, I want to emphasize that, as always, we are steadfastly focused on finding companies with strong growth potential, robust earnings and leading market positions. This strategy will also guide assistant portfolio manager
Karen Reidy, who will assume management responsibilities for the Fund at year-end. Karen has proven an invaluable team member in the past, and we are confident in her abilities to lead the Fund in the future.

Thank you for your investment in Janus Balanced Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($32,888) as compared to the S&P 500 Index ($38,490) and the Lehman Brothers Government/Corporate Bond Index ($15,784).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 29.89%
Five Year, 21.18%
Since 9/1/92*, 18.08%

Janus Balanced Fund - $32,888

S&P 500 Index - $38,490

Lehman Brothers Government/
Corporate Bond Index - $15,784

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 36.9%
Brewery - 0.3%
     128,805       Anheuser-Busch Companies, Inc. .........     $      9,249,809

Broadcast Services and Programming - 0.5%
     348,770       AT&T Corp./Liberty Media Group - Class A*          13,841,809

Cable Television - 2.0%
   1,106,082       Comcast Corp. - Special Class A ........           46,593,704
     273,604       Cox Communications, Inc. - Class A* ....           12,431,882

                                                                      59,025,586
Circuits - 1.6%
     321,460       Linear Technology Corp. ................           22,482,109
     295,190       Maxim Integrated Products, Inc.* .......           23,301,561

                                                                      45,783,670
Commercial Banks - 0.7%
     372,175       Carolina First Corp. ...................            7,699,370
     206,475       Firstar Corp. ..........................            6,065,203
      12,475       M&T Bank Corp. .........................            6,181,362

                                                                      19,945,935
Commercial Services - 0.5%
     363,052       Paychex, Inc. ..........................           14,295,172

Cruise Lines - 1.3%
     389,865       Carnival Corp. .........................           17,348,993
     407,775       Royal Caribbean Cruises, Ltd. ..........           21,637,561

                                                                      38,986,554
Data Processing and Management - 1.0%
     602,765       Automatic Data Processing, Inc. ........     $     29,045,738

Distribution and Wholesale - 0.8%
     311,535       Costco Wholesale Corp.* ................           25,020,155

Diversified Operations - 1.0%
     116,415       General Electric Co. ...................           15,781,508
     343,350       Tyco International, Ltd. ...............           13,712,541

                                                                      29,494,049
Electronic Components - Semiconductors - 0.7%
     216,840       Texas Instruments, Inc. ................           19,461,390

Finance - Credit Card - 1.5%
     280,810       American Express Co. ...................           43,244,740

Finance - Investment Bankers/Brokers - 1.7%
   1,250,480       Charles Schwab Corp. ...................           48,690,565

Instruments - Scientific - 0.6%
     379,795       Dionex Corp.* ..........................           16,877,140

Life and Health Insurance - 2.8%
   2,241,827       Prudential PLC** .......................           35,112,370
   1,041,990       Reinsurance Group of America, Inc. .....           34,646,134
     430,435       StanCorp Financial Group, Inc. .........           10,922,288

                                                                      80,680,792
Medical - Biomedical and Genetic - 0.7%
     150,000       Genentech, Inc.* .......................           21,862,500

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1999  7

Janus| Balanced Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 1.1%
     307,940       Pharmacia & Upjohn, Inc. ...............     $     16,609,514
     286,675       Schering-Plough Corp. ..................           14,190,413

                                                                      30,799,927
Medical Instruments - 0.3%
     285,090       Medtronic, Inc. ........................            9,871,241

Money Center Banks - 2.1%
   1,448,705       Bank of New York Company, Inc. .........           60,664,522

Multimedia - 3.3%
   2,175,280       Viacom, Inc. - Class B* ................           97,343,780

Networking Products - 1.2%
     485,030       Cisco Systems, Inc.* ...................           35,892,220

Optical Supplies - 0.4%
     112,365       Allergan, Inc. .........................           12,065,192

Pipelines - 1.4%
   1,027,610       Enron Corp. ............................           41,040,174

Radio - 1.6%
     237,540       Hispanic Broadcasting Corp.* ...........           19,240,740
     805,360       Infinity Broadcasting Corp. - Class A* .           27,835,255

                                                                      47,075,995
Retail - Building Products - 1.6%
     609,764       Home Depot, Inc. .......................           46,037,182

Retail - Computer Equipment - 0.5%
     415,340       Insight Enterprises, Inc.* .............           15,523,333

Retail - Internet - 0.6%
      69,150       Amazon.com, Inc.* ......................            4,883,719
      91,710       eBay, Inc.* ............................           12,392,314

                                                                      17,276,033
Retail - Office Supplies - 1.0%
   1,300,290       Staples, Inc.* .........................           28,850,184

Retail - Restaurants - 0.6%
     462,780       McDonald's Corp. .......................           19,089,675

Super-Regional Banks - 0.4%
     130,945       Northern Trust Corp. ...................           12,644,377

Telecommunication Equipment - 1.6%
     339,785       Lucent Technologies, Inc. ..............           21,831,186
     212,100       Nokia Oyj (ADR) ........................           24,510,806

                                                                      46,341,992
Television - 1.5%
     516,957       Univision Communications, Inc. - Class A*          43,973,655
--------------------------------------------------------------------------------
Total Common Stock (cost $800,644,962) ....................        1,079,995,086
--------------------------------------------------------------------------------
Corporate Notes - 34.7%
Advertising Sales - 0.5%
$ 11,877,000       Lamar Advertising Co., 5.25%
                     convertible notes, due 9/15/06 .......           15,930,026

Automotive - Truck Parts and Equipment - 0.8%
                   Federal-Mogul Corp.:
  12,000,000         7.375%, notes, due 1/15/06 ...........           11,010,000
  13,175,000         7.50%, company guaranteed notes
                     due 1/15/09 ..........................           11,709,281

                                                                      22,719,281
Broadcast Services and Programming - 0.8%
  22,500,000       AT&T Corp./Liberty Media Group, 7.875%
                     notes, due 7/15/09+ ..................           22,584,375

Cable Television - 8.7%
                   Adelphia Communications Corp.:
$ 10,295,000         9.25%, senior notes, due 10/1/02 .....     $     10,423,687
  11,980,000         10.50%, senior notes, due 7/15/04 ....           12,519,100
  12,380,000         8.375%, senior notes, due 2/1/08 .....           11,606,250
   2,000,000         7.75%, senior notes, due 1/15/09 .....            1,807,500
  52,200,000         7.875%, senior notes, due 5/1/09 .....           47,241,000
   1,500,000       Century Communications Corp., 8.875%
                     senior notes, due 1/15/07 ............            1,443,750

  62,183,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09 .....           58,762,935
                   Cox Communcations, Inc.:
  15,700,000         7.00%, notes, due 8/15/01 ............           15,719,625
  18,800,000         7.50%, notes, due 8/15/04 ............           18,917,500
  13,000,000         7.75%, notes, due 8/15/06 ............           13,081,250
  14,500,000         7.875%, notes, due 8/15/09 ...........           14,989,375
  11,000,000       Falcon Holdings Group L.P., 8.375%
                     debentures, due 4/15/10 ..............           10,945,000

   6,000,000       FrontierVision Holdings L.P., 11.00%
                     senior subordinated notes, due 10/15/06           6,315,000

  11,905,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............           11,949,644

   4,000,000       Lenfest Communications, Inc., 7.625%
                     senior notes, due 2/15/08 ............            4,020,000

                   Mediacom L.L.C.:
  11,500,000         8.50%, senior notes, due 4/15/08 .....           10,695,000
   3,750,000         7.875%, senior notes, due 2/15/11 ....            3,281,250

                                                                     253,717,866
Casino Hotels - 0.1%
   1,759,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06            1,802,975

Cellular Telecommunications - 1.0%
   2,160,000       Innova S. de R.L., 12.875%
                     senior notes, due 4/1/07 .............            1,787,400
                   Orange PLC:
  16,160,000         8.00%, senior notes, due 8/1/08 ......           16,180,200
   3,300,000         9.00%, senior notes, due 6/1/09+ .....            3,407,250
   8,750,000       Vodafone AirTouch PLC, 6.65%
                     notes, due 5/1/08 ....................            8,345,312

                                                                      29,720,162
Computer Services - 0.1%
   1,980,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............            1,744,875

Computers - Micro - 1.7%
   8,375,000       Dell Computer Corp., 6.55%
                     senior notes, due 4/15/08 ............            7,935,312

   6,310,000       EMC Corp., 6.00%
                     convertible subordinated notes
                     due 5/15/04 ..........................            6,972,550
                   IBM Corp.:
   4,000,000         6.375%, notes, due 6/15/00 ...........            4,010,000
  16,500,000         5.375%, notes, due 2/1/09 ............           14,870,625
  16,200,000       Sun Microsystems, Inc., 7.65%
                     senior notes, due 8/15/09 ............           16,524,000

                                                                      50,312,487
Cosmetics and Toiletries - 0.4%
   3,050,000       AKI, Inc., 10.50%
                     senior notes, due 7/1/08 .............            2,931,813
  10,000,000       Procter and Gamble Co., 5.25%
                     notes, due 9/15/03 ...................            9,525,000

                                                                      12,456,813

See Notes to Schedules of Investments.

8  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cruise Lines - 0.7%
$  4,000,000       Carnival Corp., 6.15%
                     notes, due 4/15/08 ...................     $      3,695,000
                   Royal Caribbean Cruises, Ltd.:
  11,300,000         7.00%, senior notes, due 10/15/07 ....           10,833,875
   6,866,000         6.75%, senior notes, due 3/15/08 .....            6,436,875

                                                                      20,965,750
Diversified Operations - 2.4%
                   Tyco International Group S.A.:
  18,750,000         6.875%, notes, due 9/5/02+ ...........           18,609,375
  17,120,000         6.125%, company guaranteed notes
                     due 11/1/08 ..........................           15,622,000
  35,300,000         6.125%, company guaranteed notes
                     due 1/15/09 ..........................           32,034,750
   4,000,000       Warner-Lambert Co., 6.00%
                     notes, due 1/15/08 ...................            3,780,000

                                                                      70,046,125
Food - Canned - 0.5%
  15,500,000       Campbell Soup Co., 4.75%
                     notes, due 10/1/03 ...................           14,570,000

Food - Retail - 0.5%
  10,000,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .            9,875,000
     907,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .              868,453
   5,500,000       Safeway, Inc., 6.50%
                     notes, due 11/15/08 ..................            5,135,625

                                                                      15,879,078
Internet Software - 1.4%
                   Exodus Communications, Inc.:
   4,865,000         5.00%, convertible subordinated notes
                     due 3/15/06+ .........................           18,639,031
   3,634,000         11.25%, senior notes, due 7/1/08 .....            3,697,595
  18,200,000       PSINet, Inc., 11.00%
                     senior notes, due 8/1/09+ ............           18,609,500

                                                                      40,946,126
Leisure, Recreation and Gaming - 0.1%
   2,706,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             1,982,145

Life and Health Insurance - 0.4%
  10,000,000       AFLAC, Inc., 6.50%
                     senior notes, due 4/15/09 ............            9,350,000
   4,000,000       SunAmerica, Inc., 6.75%
                     notes, due 10/1/07 ...................            3,940,000

                                                                      13,290,000
Money Center Banks - 0.6%
  17,000,000       HSBC Holdings PLC, 7.50%
                     subordinated notes, due 7/15/09 ......           17,063,750

Multimedia - 2.3%
                   Paramount Communications, Inc.:
   7,460,000         8.25%, debentures, due 8/1/22 ........            7,338,775
  17,550,000         7.50%, debentures, due 7/15/23 .......           16,014,375
  12,500,000       Time Warner, Inc., 8.11%
                     notes, due 8/15/06 ...................           12,984,375
                   Viacom, Inc.:
  25,650,000         7.75%, senior notes, due 6/1/05 ......           26,002,688
     968,000         7.625%, company guaranteed notes
                     due 1/15/16 ..........................              948,640

Multimedia - (continued)
$  3,400,000       Walt Disney Co. (The), 6.375%
                     senior notes, due 3/30/01 ............     $      3,400,000

                                                                      66,688,853
Pipelines - 0.2%
                   Enron Corp.:
   2,000,000         6.75%, senior subordinated debentures
                     due 7/1/05 ...........................            1,930,000
   3,000,000         7.125%, notes, due 5/15/07 ...........            2,917,500
   1,000,000         6.75%, notes, due 8/1/09 .............              940,000

                                                                       5,787,500
Property and Casualty Insurance - 0.1%
   2,000,000       Progressive Corp., 6.625%
                     senior notes, due 3/1/29 .............            1,715,000

Radio - 0.6%
  10,507,000       Clear Channel Communications, Inc., 2.625%
                     convertible senior notes, due 4/1/03 .           14,828,004
   2,500,000       Susquehanna Media Co., 8.50%
                     senior subordinated notes, due 5/15/09+           2,412,500

                                                                      17,240,504
Retail - Building Products - 0.7%
  20,000,000       Home Depot, Inc., 6.50%
                     notes, due 9/15/04+ ..................           19,875,000

Retail - Discount - 1.9%
                   Wal-Mart Stores, Inc.:
  12,500,000         6.15%, senior notes, due 8/10/01 .....           12,437,500
  15,000,000         6.55%, senior notes, due 8/10/04 .....           14,981,250
  28,700,000         6.875%, senior notes, due 8/10/09 ....           28,843,500

                                                                      56,262,250
Retail - Internet - 1.8%
  49,460,000       Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                     due 2/1/09 ...........................           52,242,125

Retail - Music Store - 0.3%
  10,527,000       MTS, Inc., 9.375%
                     senior subordinated notes, due 5/1/05             7,645,234

Retail - Restaurants - 0.3%
   7,000,000       McDonald's Corp., 5.35%
                     senior notes, due 9/15/08 ............            6,300,000
                   Tricon Global Restaurants, Inc.:
     552,000         7.45%, senior notes, due 5/15/05 .....              533,370
   2,619,000         7.65%, senior notes, due 5/15/08 .....            2,501,145

                                                                       9,334,515
Savings/Loan/Thrifts - 0.1%
   5,187,000       Net.B@nk, Inc., 4.75%
                     convertible subordinated notes, due 6/1/04        4,493,239

Super-Regional Banks - 0.4%
   8,000,000       Northern Trust Corp., 7.10%
                     subordinated notes, due 8/1/09 .......            7,960,000
   5,000,000       Wachovia Corp., 5.625%
                     subordinated notes, due 12/15/08 .....            4,481,250

                                                                      12,441,250
Telecommunication Equipment - 0.7%
  21,800,000       Lucent Technologies, Inc., 5.50%
                     notes, due 11/15/08 ..................           19,810,750

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 1999  9

Janus | Balanced Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 2.6%
$  7,010,000       Bresnan Communications Group, 8.00%
                     senior notes, due 2/1/09 .............     $      6,922,375
   9,319,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05            9,948,032
     385,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08               388,850
                   NTL, Inc., 7.00%
  34,909,000         convertible subordinated notes
                     due 12/15/08+ ........................           59,039,846

                                                                      76,299,103
Telephone - Integrated - 0.3%
  10,177,000       NEXTLINK Communications, Inc., 10.75%
                     senior notes, due 6/1/09 .............           10,304,213
Wireless Equipment - 1.7%
                   Nextel Communications, Inc.:
  22,730,000         9.75%, senior discount notes
                     due 8/15/04 ..........................           23,070,950
  13,850,000         4.75%, convertible senior notes
                     due 7/1/07+ ..........................           26,782,438

                                                                      49,853,388
--------------------------------------------------------------------------------
Total Corporate Notes (cost $1,014,860,255) ...............        1,015,724,758
--------------------------------------------------------------------------------
Foreign Bonds - 2.5%
Cable Television - 1.1%
GBP
  20,000,000       Telewest Communications PLC, 5.25%
                     convertible bonds, due 2/19/07**,+ ...           32,818,000

Finance - Other Services - 0.2%
EUR
   6,900,000       Ono Finance PLC, 13.00%
                     company guaranteed notes, due 5/1/09+             7,179,723

Telecommunication Services - 1.2%
EUR
   9,126,000       COLT Telecom Group PLC, 2.00%
                     convertible bonds, due 3/29/06+ ......           13,044,960
GBP
  22,000,000       NTL, Inc., 9.75%
                     senior notes, due 4/15/09** ..........           20,486,636

                                                                      33,531,596
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $71,643,861) ....................           73,529,319
--------------------------------------------------------------------------------
Preferred Stock - 12.4%
Cable Television - 1.9%
      92,950       Adelphia Communications Corp. - Series D
                     convertible, 5.50% ...................           15,766,644
     437,500       Cox Communications, Inc.
                     convertible, 7.00% ...................           27,125,000
     138,710       MediaOne Group, Inc., convertible, 6.25%
                     (Vodafone AirTouch PLC (ADR)) ........           14,425,840

                                                                      57,317,484
Cruise Lines - 1.8%
     322,253       Royal Caribbean Cruises, Ltd.
                     convertible, 7.25% ...................           51,560,480

Electric - Integrated - 6.9%
   1,765,740       Reliant Energy, Inc., convertible, 7.00%
                     (Time Warner, Inc.) ..................          202,618,665

Telecommunication Services - 1.2%
     266,670       Omnipoint Corp., convertible, 7.00%
                     (VoiceStream Wireless Corp.) .........           35,933,782

Telephone - Integrated - 0.6%
     124,241       NEXTLINK Communications, Inc.
                     convertible, 6.50% ...................     $     17,486,921
--------------------------------------------------------------------------------
Total Preferred Stock (cost $280,233,411) .................          364,917,332
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900       Ono Finance PLC - expires 5/31/09*,+ ...              435,135

Internet Software - 0%
       1,980       Bell Technology Group, Ltd. - expires 5/1/05*         311,850
--------------------------------------------------------------------------------
Total Warrants (cost $0) ..................................              746,985
--------------------------------------------------------------------------------
U.S. Government Obligations - 11.3%
                   U.S. Treasury Notes:
$ 40,000,000         5.625%, due 9/30/01 ..................           39,862,500
   2,000,000         6.625%, due 4/30/02 ..................            2,034,600
  30,000,000         5.625%, due 2/15/06 ..................           29,258,100
  10,000,000         6.625%, due 5/15/07 ..................           10,252,200
  35,000,000         6.125%, due 8/15/07 ..................           34,834,800
  25,000,000         5.50%, due 2/15/08 ...................           23,954,250
 190,000,000         6.00%, due 8/15/09 ...................          189,718,800
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $333,197,722) .....          329,915,250
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.8%
                   Household Finance Corp.
  23,900,000         5.30%, 11/1/99
                     (amortized cost $23,900,000) .........           23,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,524,480,211) - 98.6% .....        2,888,728,730
--------------------------------------------------------------------------------
Cash, Receivables  and Other Assets, net of Liabilities - 1.4%        41,040,378
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  2,929,769,108
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   2.8%                  $     80,367,516
Finland                                   0.8%                        24,510,806
Mexico                                    0.1%                         1,787,400
United Kingdom                            4.6%                       133,586,700
United States++                          91.7%                     2,648,476,308
--------------------------------------------------------------------------------
Total                                   100.0%                  $  2,888,728,730

++Includes Short-Term Securities (90.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00              11,100,000    $     18,251,730    $    127,650
British Pound 4/20/00              5,900,000           9,700,780         141,600
--------------------------------------------------------------------------------
Total                           $ 27,952,510    $        269,250

See Notes to Schedules of Investments.

10  Janus Equity Funds / October 31, 1999

                                                         Janus | Enterprise Fund

                                                                         [PHOTO]
                                                                      James Goff
                                                               portfolio manager

I'm pleased to report that the fiscal year ended October 31, 1999 was our best ever. Janus Enterprise Fund returned 104.09% compared to the Standard & Poor's MidCap 400 Index, which gained 21.07%.(1) This performance placed the Fund 14th out of 398 mid cap funds ranked by Lipper, Inc., a leading mutual fund rating company, giving it a top-decile ranking.(2)

Strong economic growth and only a modest increase in interest rates provided a good backdrop for growth stock investing. After years of stock market fixation on only the largest companies, the market broadened out and investors focused on growth regardless of company size. Our focus on mid-sized, high-growth companies that dominate their markets paid off handsomely.

A positive factor for the Fund has been the dramatic pace of innovation in the U.S. This has led to the creation of many new companies for us to research and invest in. Simply put, our mid cap growth fields are more fertile than ever.

A good example is photonics. Photonics utilizes a new technology called Dense Wave Division Multiplexing (DWDM), which allows for more data traffic to be carried over existing fiber-optic lines. DWDM expands capacity by sending information over different wavelengths of light, creating up to 100 channels where there used to be only one. Tremendous growth in data traffic, driven in part by the Internet, is forcing many telecommunications companies to invest in photonics equipment to carry this additional data.

Furthermore, the photonics industry has the combination we look for - rapid growth, in excess of 50%, and high barriers to entry. There are no significant upstarts in this area, and this means all of the growth accrues to the few existing players. Our investment in this industry includes JDS Uniphase, which more than tripled during the period but was sold due to an increase in its market capitalization. Over the course of the year, we added SDL and E-Tek Dynamics, which have also contributed substantially to the Fund's performance.

We significantly increased our weighting in wireless communications around the middle of the fiscal year. Cellular usage is growing rapidly in the U.S. and should accelerate further. Another exciting revenue opportunity in coming years is wireless data, which will allow cell phone users to access the Internet from anywhere. Companies such as VoiceStream Wireless, Western Wireless, Sprint PCS and US Cellular boosted the Fund's performance and are poised to perform strongly in the next millennium.

Not all of our investments are quite as glamorous. A continuing emphasis for us is on companies that are leading players in their industry, fill an underserved market niche, have few competitors and enjoy stable earnings. Long-time holding Paychex fits that definition perfectly. The second-largest payroll processing firm in the U.S., Paychex provides payroll and related services for small and mid-sized

(continued on next page)

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          95.0%                    96.4%
    Foreign                                        4.2%                    10.2%
Top 10 Equities (% of Assets)                     37.7%                    48.6%
Number of Stocks                                     55                       43
Cash & Cash Equivalents                            5.0%                     3.6%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Cellular Telecommunications                       11.6%                     1.3%
Radio                                              9.8%                    13.5%
Telecommunication Services                         9.1%                      --
Electronic Components -
  Semiconductors                                   6.6%                      --
Internet Software                                  5.5%                     3.3%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Paychex, Inc.                                      5.0%                     4.0%
SDL, Inc.                                          4.8%                      --
VERITAS Software Corp.                             4.1%                     4.3%
Vitesse Semiconductor Corp.                        3.8%                     8.5%
Exodus Communications, Inc.                        3.7%                      --
McLeodUSA, Inc. - Class A                          3.5%                      --
Apollo Group, Inc. - Class A                       3.4%                     7.6%
NEXTLINK Communications, Inc.                      3.2%                      --
Hispanic Broadcasting Corp.                        3.2%                     4.3%
Metromedia Fiber Network, Inc. - Class A           3.0%                      --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a midcap fund as one that "by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase." As of October 31, 1999, Janus Enterprise Fund ranked 10/143 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1999  11
businesses. This company consistently grows its customer base and offers incremental products that bolster revenues without significantly adding costs. Year in and year out, Paychex has grown its earnings at a 35% rate. We used some mid-year weakness in the stock to build Paychex into our largest position.

Another reason for the Fund's strong performance in fiscal 1999 was that our list of disappointments was short. CheckFree Holdings, whose services allow customers to pay bills online, was a stock that declined. While we still believe electronic bill payment is a promising area, CheckFree suffered when several of its large customers formed a joint venture to provide the same service.
Therefore, we sold our position at a loss. ITT Educational, which offers technology-oriented programs, was also a drag on performance because of lower-than-expected enrollment growth. Consequently, we decided to liquidate the stock and move on to greener pastures.

Overall, this past fiscal year was extraordinary, with an investment environment favorable to midcap growth stocks and strong research execution by the Janus team of analysts. We urge you not to expect 100%+ returns every year, but we do promise to continue our best efforts in identifying promising companies that can generate exceptional long-term growth.

Thank you for your investment in Janus Enterprise Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 400 MidCap Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P 400 MidCap Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Enterprise Fund ($55,706) as compared to the S&P 400 MidCap Index ($31,495).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 104.09%
Five Year, 27.21%
Since 9/1/92*, 27.09%

Janus Enterprise Fund - $55,706

S&P MidCap 400 Index - $31,495

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 95.0%
Advertising Sales - 1.5
     633,780       Lamar Advertising Co.* .................     $     34,224,120

Audio and Video Products - 2.1%
     552,685       Gemstar International Group, Ltd.* .....           48,014,509

Cable Television - 1.2%
     503,190       Adelphia Communications Corp. - Class A*           27,486,754

Cellular Telecommunications - 11.6%
   2,605,710       Crown Castle International Corp.* ......           50,159,918
     510,055       Omnipoint Corp.* .......................           42,143,294
     166,630       Powertel, Inc.* ........................            9,810,341
     735,650       Rogers Cantel Mobile Communications, Inc.
                     - Class B* ...........................           21,103,959
     451,440       Sprint Corp./PCS Group* ................           37,441,305
      93,755       Triton PCS, Inc. - Class A* ............            3,304,864
     125,375       United States Cellular Corp.* ..........           11,095,688
     499,850       VoiceStream Wireless Corp.* ............           49,360,188
     892,030       Western Wireless Corp. - Class A* ......           47,166,086

                                                                     271,585,643
Circuits - 3.8%
   1,907,350       Vitesse Semiconductor Corp.* ...........           87,499,681

Commercial Services - 5.0%
   2,959,869       Paychex, Inc. ..........................          116,544,842

Computer Data Security - 2.0%
     379,825       VeriSign, Inc.* ........................           46,908,388

Computers - Integrated Systems - 0.5%
      47,730       Brocade Communications Systems, Inc.* ..     $     12,839,370

Computers - Memory Devices - 4.1%
     882,335       VERITAS Software Corp.* ................           95,181,888

Electronic Components - Semiconductors - 6.6%
     913,725       SDL, Inc.* .............................          112,673,714
     528,255       TriQuint Semiconductor, Inc.* ..........           42,260,400

                                                                     154,934,114
Fiber Optics - 5.4%
     839,640       E-Tek Dynamics, Inc.* ..................           55,941,015
   2,108,830       Metromedia Fiber Network, Inc. - Class A*          69,723,192

                                                                     125,664,207
Finance - Investment Bankers/Brokers - 1.0%
     633,336       Charles Schwab Corp. ...................           24,660,521

Internet Content - 2.6%
     340,830       DoubleClick, Inc.* .....................           47,716,200
     105,205       Internet Capital Group, Inc.* ..........           12,243,232

                                                                      59,959,432
Internet Software - 5.5%
      35,420       Commerce One, Inc.* ....................            6,065,675
     995,885       Exodus Communications, Inc.* ...........           85,646,110
     133,680       Proxicom, Inc.* ........................           10,259,940
     718,230       PSINet, Inc.* ..........................           25,856,280

                                                                     127,828,005

See Notes to Schedules of Investments.

12  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 4.7%
     365,650       Gilead Sciences, Inc.* .................     $     23,104,509
     433,558       MedImmune, Inc.* .......................           48,558,496
     450,620       Sepracor, Inc.* ........................           37,485,951

                                                                     109,148,956
Medical - HMO - 0.7%
     512,370       Healtheon Corp.* .......................           16,908,210

Medical Instruments - 1.3%
     397,335       MiniMed, Inc.* .........................           30,122,960

Music/Clubs - 0.9%
     588,865       SFX Entertainment, Inc.* ...............           20,573,471

Networking Products - 1.6%
     131,055       Juniper Networks, Inc.* ................           36,122,034

Radio - 9.8%
     724,765       AMFM, Inc.* ............................           50,733,550
     480,320       Citadel Communications Corp.* ..........           23,205,460
     541,593       Clear Channel Communications, Inc.* ....           43,530,537
      41,905       Cox Radio, Inc. - Class A* .............            2,933,350
     683,300       Entercom Communications Corp.* .........           34,036,881
     917,920       Hispanic Broadcasting Corp.* ...........           74,351,520

                                                                     228,791,298
Resorts and Theme Parks - 0.8%
     635,690       Premier Parks, Inc. ....................           18,395,279

Retail - Internet - 3.5%
     538,840       Amazon.com, Inc.* ......................           38,055,575
     317,970       eBay, Inc.* ............................           42,965,696

                                                                      81,021,271
Retail - Restaurants - 0.5%
     792,718       PizzaExpress PLC .......................           10,497,222

Schools - 3.4%
   3,009,761       Apollo Group, Inc. - Class A* ..........           79,194,336

Telecommunication Services - 9.1%
   1,149,380       AT&T Canada, Inc.* .....................           37,067,505
     271,095       Clearnet Communications, Inc. - Class A*            5,964,090
     610,815       Level 3 Communications, Inc.* ..........           41,764,476
   1,806,295       McLeodUSA, Inc. - Class A* .............           80,605,914
     617,116       NTL, Inc.* .............................           46,515,119

                                                                     211,917,104
Telephone - Integrated - 3.2%
   1,265,280       NEXTLINK Communications, Inc. - Class A*           75,679,560

Television - 1.1%
     313,315       Univision Communications, Inc. - Class A*          26,651,357

Therapeutics - 1.3%
     692,910       QLT PhotoTherapeutics, Inc.* ...........           29,362,061

Wireless Telecommunications - 0.2%
      91,845       RF Micro Devices, Inc.* ................            4,741,498
--------------------------------------------------------------------------------
Total Common Stock (cost $1,445,712,996) ..................        2,212,458,091
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.8%
                   Household Finance Corp.
$ 88,400,000         5.30%, 11/1/99
                     (amortized cost $88,400,000) .........     $     88,400,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.1%
                   Fannie Mae:
  25,000,000         5.25%, 12/10/99 ......................           24,857,813
  25,000,000         5.50%, 1/20/00 .......................           24,696,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $49,552,256) .........           49,553,813
--------------------------------------------------------------------------------
Total Investments (total cost $1,583,665,252) - 100.9% ....        2,350,411,904
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)     (20,714,315)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  2,329,697,589
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Canada                                    3.7%                  $     87,533,525
United Kingdom                            0.5%                        10,497,222
United States++                          95.8%                     2,252,381,157
--------------------------------------------------------------------------------
Total                                   100.0%                  $  2,350,411,904

++Includes Short-Term Securities (90.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  13

Janus | Equity Income Fund

[PHOTO]
Blaine Rollins
portfolio manager

For the fiscal year ended October 31, 1999, Janus Equity Income Fund gained 47.22%, comparing favorably with its benchmark index, the S&P 500, which returned 25.66%.(1) This impressive performance earned the Fund a top-decile ranking, placing it 2nd out of 241 equity income funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The market, although on an upward trend, certainly experienced its fair share of ups and downs over the past year. During the latter half, a robust U.S. economy, tight labor markets and increasing wage pressures fueled fears that inflation was on the rise. Two interest rate hikes did little to calm investors, and the unsettling volatility continued, with bond markets suffering their worst year since 1994. Against this backdrop, we were able to leverage our in-depth research efforts to uncover strong pockets of growth, particularly in the wireless telecommunications, cable and media industries. Additionally, while our primary emphasis is on growth, we opportunistically added high-yield fixed-income investments during the period to boost the Fund's yield and deploy excess cash.

In today's highly competitive global marketplace, pricing power is often hard to come by. Fortunately, many of our top positions possess this rare commodity. Other holdings that do not enjoy such pricing advantages are benefiting by helping customers improve productivity; we refer to these as "productivity enablers." Our wireless telecommunications companies clearly fall into this category. During the year, we boosted our exposure in this fast-growing area, increasing our position in Nokia and adding new holdings VoiceStream Wireless (through the Omnipoint convertible preferred stock), NEXTLINK Communications and Nextel Communications. From servicing to hardware and handsets to infrastructure, these businesses not only helped power performance, but are also poised for phenomenal growth well into the next millennium.

Cable is another exciting area that continues to perform exceptionally well for us. Once again, top holding Time Warner (via the Reliant Energy, Inc. convertible preferred stock) was among our winners. Comcast and Cox Communications are two others that added to our success during the period. Both of these companies are benefiting from the growth in networking and broadband telecommunications by providing the essential pipelines that allow cable telephony services, Internet access and expanded video offerings to be delivered using a single platform. With demand for these services only expected to rise, we're confident our cable holdings will remain among our best performers for some time to come.

A play on both cable and media, worldwide entertainment and media giant Viacom is a relatively new position we added after the company's decision to exit its less-profitable home video rental business, Blockbuster. Recently announced plans to acquire CBS have also increased the attractiveness of the stock. By merging with CBS, Viacom, which owns a number of other media properties including MTV, Nickelodeon, VH1 and Paramount Studios, will gain valuable access to radio and TV distribution. On top of that, CBS CEO Mel Karmizan is known for his shrewd ability to cut costs and drive revenue growth, thereby

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          57.0%                    61.6%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                                1.8%                     0.7%
  High-Yield/High-Risk
    Corporate Bonds                               14.3%                     9.5%
  Preferred Stock                                 21.8%                    21.6%
Top 10 Equities/Preferred
  (% of Assets)                                   35.3%                    40.7%
Number of Stocks                                     51                       42
Cash & Cash Equivalents                            5.1%                     6.6%
--------------------------------------------------------------------------------
Top 5 Industries                        October 31,1999         October 31, 1998
--------------------------------------------------------------------------------
Cable Television                                  12.1%                    15.1%
Electric - Integrated                              9.4%                     7.0%
Telecommunication Services                         5.7%                      --
Life and Health Insurance                          5.1%                      --
Money Center Banks                                 4.4%                     4.3%
--------------------------------------------------------------------------------
Top 10 Equity/Preferred Holdings       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Reliant Energy, Inc., convertible, 7.00%
  (Time Warner, Inc.)                              9.4%                     7.0%
Bank of New York Company, Inc.                     4.4%                     4.3%
Omnipoint Corp., convertible, 7.00%
  (VoiceStream Wireless Corp.)                     3.5%                      --
Viacom, Inc. - Class B                             2.9%                      --
Univision Communications, Inc. - Class A           2.9%                     2.1%
American Express Co.                               2.7%                      --
Adelphia Communications Corp. - Series D
  convertible, 5.50%                               2.6%                      --
Comcast Corp. - Special Class A                    2.4%                     4.8%
Enron Corp.                                        2.3%                      --
Prudential PLC                                     2.2%                      --
--------------------------------------------------------------------------------
(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines an equity income fund as "a fund which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities." The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

14  Janus Equity Funds / October 31, 1999
building   shareholder  value.  As  a  result,  we  believe  this  new  combined organization has an extremely bright, long-term future.

While we were pleased with our strong performance overall, the Fund did suffer some disappointments. A shortage of temporary workers created by an expanding economy, together with greater competition from market rivals, caused staffing agency Robert Half International's top-line growth to decline, and we sold our position. Automotive supplier Federal-Mogul is another holding that failed to meet our expectations. Although we are still strong believers in the company, we decided to liquidate the stock as decreased demand in the auto parts aftermarket created uncertainty surrounding Federal-Mogul's potential top-line growth.

In closing, I want to reiterate that, as always, we are firmly focused on finding high-quality, growth-oriented companies with outstanding management teams that deploy capital in ways that earn higher returns. And as I turn over fund management responsibilities to Karen Reidy at year-end, our investors can expect a continuation of that same strategy. In her role as assistant portfolio manager, Karen has already made significant contributions to the portfolio. As such, we're tremendously confident in her abilities and know this transition will be a seamless one.

Thank you for your investment in Janus Equity Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($25,716) as compared to the S&P 500 Index ($21,456).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 47.22%
Since 6/28/96*, 32.66%

Janus Equity Income Fund - $25,716

S&P 500 Index - $21,456

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 57.0%
Brewery - 0.7%
      75,220       Anheuser-Busch Companies, Inc. .........     $      5,401,736

Broadcast Services and Programming - 1.2%
     232,025       AT&T Corp./Liberty Media Group - Class A*           9,208,492

Cable Television - 3.3%
      37,545       Adelphia Communications Corp. - Class A*            2,050,896
     447,018       Comcast Corp. - Special Class A ........           18,830,633
     111,270       Cox Communications, Inc. - Class A* ....            5,055,831

                                                                      25,937,360
Circuits - 2.6%
     145,370       Linear Technology Corp. ................           10,166,814
     133,490       Maxim Integrated Products, Inc.* .......           10,537,367

                                                                      20,704,181
Commercial Banks - 0.9%

     145,450       Carolina First Corp. ...................            3,008,997
       7,485       M&T Bank Corp. .........................            3,708,818

                                                                       6,717,815
Commercial Services - 0.8%
     147,210       Paychex, Inc. ..........................            5,796,394

Cruise Lines - 1.7%
     227,615       Carnival Corp. .........................           10,128,867
      62,918       Royal Caribbean Cruises, Ltd. ..........            3,338,586

                                                                      13,467,453
Data Processing and Management - 1.5%
     237,335       Automatic Data Processing, Inc. ........     $     11,436,580

Distribution and Wholesale - 1.8%
     174,490       Costco Wholesale Corp.* ................           14,013,728

Diversified Operations - 2.0%
      52,030       General Electric Co. ...................            7,053,317
     221,720       Tyco International, Ltd. ...............            8,854,943

                                                                      15,908,260
Electronic Components - Semiconductors - 0.7%
      65,790       Texas Instruments, Inc. ................            5,904,652

Finance - Credit Card - 2.7%
     140,590       American Express Co. ...................           21,650,860

Finance - Investment Bankers/Brokers - 1.7%
     332,204       Charles Schwab Corp. ...................           12,935,193

Instruments - Scientific - 1.1%
     189,805       Dionex Corp.* ..........................            8,434,460

Life and Health Insurance - 5.1%
   1,089,889       Prudential PLC** .......................           17,070,267
     391,145       Reinsurance Group of America, Inc. .....           13,005,571
     397,295       StanCorp Financial Group, Inc. .........           10,081,361

                                                                      40,157,199
Medical - Biomedical and Genetic - 0.7%
      35,000       Genentech, Inc.* .......................            5,101,250

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  15

Janus | Equity Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 1.4%
     217,430       Schering-Plough Corp. ..................     $     10,762,785

Medical Instruments - 0.5%
     123,290       Medtronic, Inc. ........................            4,268,916

Money Center Bank - 4.4%
     814,650       Bank of New York Company, Inc. .........           34,113,469

Multimedia - 2.9%
     512,320       Viacom, Inc. - Class B* ................           22,926,320

Networking Products - 1.9%
     204,104       Cisco Systems, Inc.* ...................           15,103,696

Pipelines - 2.3%
     444,380       Enron Corp. ............................           17,747,426

Radio - 3.3%
     158,205       Hispanic Broadcasting Corp.* ...........           12,814,605
     381,945       Infinity Broadcasting Corp. - Class A* .           13,200,974

                                                                      26,015,579
Retail - Building Products - 1.3%
     132,802       Home Depot, Inc. .......................           10,026,551

Retail - Computer Equipment - 0.6%
     124,790       Insight Enterprises, Inc.* .............            4,664,026

Retail - Internet - 1.2%
      42,330       Amazon.com, Inc.* ......................            2,989,556
      49,415       eBay, Inc.* ............................            6,677,202

                                                                       9,666,758
Retail - Office Supplies - 1.6%
     551,090       Staples, Inc.* .........................           12,227,309

Retail - Restaurants - 0.7%
     137,885       McDonald's Corp. .......................            5,687,756

Super - Regional Banks - 0.8%
      65,145       Northern Trust Corp. ...................            6,290,564

Telecommunication Equipment - 2.7%
     145,350       Lucent Technologies, Inc. ..............            9,338,738
      10,722       Nokia Oyj ..............................            1,226,219
      88,481       Nokia Oyj (ADR) ........................           10,225,086

                                                                      20,790,043
Television - 2.9%
     263,158       Univision Communications, Inc. - Class A*          22,384,877
--------------------------------------------------------------------------------
Total Common Stock (cost $333,238,070) ....................          445,451,688
--------------------------------------------------------------------------------
Corporate Bonds - 14.3%
Advertising Agencies - 0.7%
$  2,000,000       Omnicom Group, Inc., 4.25%
                     convertible subordinated debentures
                     due 1/3/07 ...........................            5,497,500

Advertising Sales - 1.3%
   7,400,000       Lamar Advertising Co., 5.25%
                     convertible notes, due 9/15/06 .......            9,925,250

Cable Television - 1.8%
                   Adelphia Communications Corp.:
   7,400,000         7.75%, senior notes, due 1/15/09 .....            6,687,750
   5,000,000         7.875%, senior notes, due 5/1/09 .....            4,525,000
   3,000,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09 .....            2,835,000

                                                                      14,047,750
Casino Hotels - 0%
$    154,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06     $        157,850

Computer Services - 0.1%
     591,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............              520,819

Computers - Micro - 0.9%
   6,310,000       EMC Corp., 6.00%
                     convertible subordinated notes
                     due 5/15/04 ..........................            6,972,550

Food - Retail - 0%
      78,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .               74,685

Internet Software - 1.9%
                   Exodus Communications, Inc.:
   2,310,000         5.00%, convertible subordinated notes
                     due 3/15/06+ .........................            8,850,187
   3,000,000         11.25%, senior notes, due 7/1/08 .....            3,052,500
   3,000,000       PSINet, Inc., 11.00%
                     senior notes, due 8/1/09+ ............            3,067,500

                                                                      14,970,187
Leisure, Recreation and Gaming - 0%
     235,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05               172,138

Radio - 1.1%
   6,211,000       Clear Channel Communications, Inc., 2.625%
                     convertible senior notes, due 4/1/03 .            8,765,274

Retail - Internet - 2.2%
  16,417,000       Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                     due 2/1/09 ...........................           17,340,456

Retail - Music Stores - 0.2%
   2,305,000       MTS, Inc., 9.375%
                     senior subordinated notes, due 5/1/05             1,674,006

Retail - Restaurants - 0.1%
     448,000       Tricon Global Restaurants, Inc., 7.45%
                     senior notes, due 5/15/05 ............              432,880

Satellite Telecommunications - 0.6%
   5,375,000       Innova S. de R.L., 12.875%
                     senior notes, due 4/1/07 .............            4,447,813

Savings/Loans/Thrifts - 0.2%
   1,400,000       Net.B@nk, Inc., 4.75%
                     convertible subordinated notes
                     due 6/1/04 ...........................            1,212,750

Telecommunications Services - 2.2%
     810,000       CapRock Communications Corp., 11.50%
                     senior notes, due 5/1/09 .............              781,650

   9,752,000       NTL, Inc., 7.00%
                     convertible subordinated notes
                     due 12/15/08+ ........................           16,493,070

                                                                      17,274,720
Wireless Equipment - 1.0%
   4,160,000       Nextel Communications, Inc., 4.75%
                     convertible senior notes, due 7/1/07+             8,044,400
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $97,607,630) ..................          111,531,028
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

16  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Foreign Bonds - 1.8%
Cable Television - 1.8%
GBP
   8,515,000       Telewest Communications PLC, 5.25%
                     convertible bonds, due 2/19/07**,+
                     (cost $13,511,542) ...................     $     13,972,264
--------------------------------------------------------------------------------
Preferred Stock - 21.8%
Cable Television - 5.2%
     120,000       Adelphia Communications Corp. - Series D
                     convertible, 5.50% ...................           20,355,000
     221,000       Cox Communications, Inc.
                     convertible, 7.00% ...................           13,702,000
      67,775       MediaOne Group, Inc.
                     convertible, 6.25%
                     (Vodafone AirTouch PLC (ADR)) ........            7,048,600

                                                                      41,105,600
Cruise Lines - 2.1%
     103,645       Royal Caribbean Cruises, Ltd.
                     convertible, 7.25% ...................           16,583,200

Electric - Integrated - 9.4%
     639,529       Reliant Energy, Inc.
                     convertible, 7.00% (Time Warner, Inc.)           73,385,953

Telecommunications Services - 3.5%
     202,857       Omnipoint Corp.
                     convertible, 7.00%
                     (VoiceStream Wireless Corp.) .........           27,334,981

Telephone - Integrated - 1.6%
      87,931       NEXTLINK Communications, Inc.
                     convertible, 6.50% ...................           12,376,288
--------------------------------------------------------------------------------
Total Preferred Stock (cost $142,619,562) .................          170,786,022
--------------------------------------------------------------------------------
Warrants - 0%
Internet Software - 0%
         591       Bell Technology Group, Ltd.
                     - expires 5/1/05* (cost $0) ..........               93,082
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.7%
                   Household Finance Corp.
$ 13,100,000         5.30%, 11/1/99
                     (amortized cost $13,100,000) .........           13,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $600,076,804) - 96.6% .......          754,934,084
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.4%         26,385,032
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    781,319,116
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   1.2%                  $      8,854,943
Finland                                   1.5%                        11,451,305
Mexico                                    0.6%                         4,447,813
United Kingdom                            4.1%                        31,042,531
United States++                          92.6%                       699,137,492
--------------------------------------------------------------------------------
Total                                   100.0%                  $    754,934,084

++Includes Short-Term Securities (90.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00               5,150,000    $      8,468,145    $     59,225
--------------------------------------------------------------------------------
Total                                           $      8,468,145    $     59,225

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  17

Janus | Global Life Sciences Fund

[PHOTO]
Thomas Malley
portfolio manager

Since its inception on December 31, 1998, Janus Global Life Sciences Fund returned 19.70%, outpacing the 12.03% gain recorded by its benchmark, the S&P 500 Index.(1) These results also compare favorably against the 0.13% year-to-date average total return for health and biotechnology funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

While challenges in the healthcare arena were many and diverse, our flexible mandate allowed us to sidestep much of the volatility during the period. We continued to evaluate each investment on its own merits, focusing on companies with strong revenue and unit volume growth, superior management, a dominant business franchise and stable earnings.

Our exposure overseas remained modest despite the addition of a few unique and fundamentally sound foreign companies. One such addition was Canada's QLT PhotoTherapeutics, a company that develops and markets light-activated drugs for the treatment of cancer, autoimmune disorders, cardiovascular disease and ophthalmologic conditions. Visudyne, QLT's most promising product, stands virtually alone as a treatment for a common form of age-related macular degeneration, the leading cause of blindness in older adults. We believe Visudyne will enjoy smooth sailing through the FDA approval process, and we look for a strong commercial launch of the product during the first half of 2000.

Meanwhile, as many large-cap pharmaceutical companies have recently struggled to develop compelling new products, research pipelines at a number of biotechnology firms remain robust. Our team has identified several companies we believe possess substantial upside related to new products, therefore, the Fund carries a relatively high biotechnology weighting. One of our more notable performers in this area was Amgen, which currently has two successful products on the market:
Epogen, an anti-anemia treatment, and Neupogen, a white blood cell stimulant.

We eliminated our exposure to laser refractive surgery companies, previously an area of emphasis for the Fund. Our decision to do so came after a series of discussions with eye surgeons that revealed the emergence of price competition in the industry. We began trimming our positions in Laser Vision Centers and The Laser Center before the market at large caught wind of the looming price war, completely liquidating them well before the full impact of the related sell-off was felt. While our confidence in the management teams of both companies remains unshaken, we believe it will be difficult for them to grow their earnings in this newly competitive environment. Consequently, we took this opportunity to realize profits.

As mentioned earlier, a number of large drug companies have struggled to develop new products to replace those suffering from an erosion of competitive position or a looming patent expiration. Higher interest rates and an overhang related to pending Medicare reform also pressured these stocks, convincing us to maintain a relatively small weighting in them. One exception has been Schering-Plough, rare among its peers because of a promising development program and the strong continuing franchises enjoyed by its allergy treatment Claritin and cancer and hepatitis treatment alpha interferon. Although Schering-Plough traded lower during the period, we remain optimistic about the company's prospects.

Portfolio Profile                      October 31, 1999
--------------------------------------------------------------------------------
Equities                                          82.6%
  Foreign                                         11.0%
Top 10 Equities (% of Assets)                     47.0%
Number of Stocks                                     39
Cash & Cash Equivalents                           17.4%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic                  26.5%
Therapeutics                                      19.9%
Medical - Drugs                                   13.3%
Medical Products                                   7.0%
Optical Supplies                                   5.1%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999
--------------------------------------------------------------------------------
QLT PhotoTherapeutics, Inc.                        9.8%
Allergan, Inc.                                     5.1%
Biogen, Inc.                                       4.7%
Schering-Plough Corp.                              4.5%
MiniMed, Inc.                                      4.4%
Enzon, Inc.                                        4.0%
Genetech, Inc.                                     4.0%
Gilead Sciences, Inc.                              3.9%
Amgen, Inc.                                        3.6%
Medtronic, Inc.                                    3.0%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a health and biotechnology fund as one that "invests 65% of its equity portfolio in shares of companies engaged in health care, medicine, and biotechnology."

Past performance does not guarantee future results.

18  Janus Equity Funds / October 31, 1999

I'd also like to mention that consolidation appears to have picked up again within the pharmaceutical industry. Following the announced merger between Warner-Lambert and American Home Products, Pfizer made a counter-offer for Warner-Lambert. While it's unclear how this scenario will play out, consolidation can bring significant cost and revenue synergies, and we're doing extensive analysis in order to be correctly positioned for this industry phase.

Among our more substantial disappointments was Boston Scientific, which declined dramatically because of a slowdown in sales at its cardiac devices unit and the cumulative impact of several product recalls. Although we still have a great deal of confidence in management's long-term vision, weakening business fundamentals and market conditions forced us to sell the stock.

In the coming months, we expect the continuing threat of inflation and higher interest rates to keep markets volatile. Meanwhile, many of the specific pressures working against healthcare stocks, such as pending legislative reform and pipeline difficulties, have yet to be fully resolved. Nonetheless, we're optimistic that our research efforts will continue to uncover individual companies capable of outperforming the market. To that end, we've deepened our bench through the addition of three new analysts, Bob Jackson, M.D., Chad Hollingsworth and Andy Acker. We're extremely excited to have them on board.

In closing, I'd like to express my sincere thanks for your investment and confidence in Janus Global Life Sciences Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($11,970) as compared to the S&P 500 Index ($11,203).

Cumulative Total Return
for the period ended October 31, 1999
Since 12/31/98*, 19.70%

Janus Global Life Sciences Fund - $11,970

S&P 500 Index - $11,203

*The Fund's inception date
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 82.6%
Instruments - Scientific - 1.8%
      95,925       PE Corp./PE Biosystems Group ...........     $      6,223,134

Internet Content - 0.8%
      63,945       CareInsite, Inc.* ......................            2,797,594

Medical - Biomedical and Genetic - 26.5%
     155,530       Amgen, Inc.* ...........................           12,403,517
     218,190       Biogen, Inc.* ..........................           16,173,334
     720,000       Cellegy Pharmaceuticals, Inc.*,+,#,s ...            5,961,600
     475,855       Enzon, Inc.* ...........................           13,948,500
      93,415       Genentech, Inc.* .......................           13,615,236
      46,960       Human Genome Sciences, Inc.* ...........            4,103,130
       8,130       Immunex Corp.* .........................              512,190
     191,800       Invitrogen Corp.* ......................            4,795,000
      46,185       Millennium Pharmaceuticals, Inc.* ......            3,238,723
     680,575       Oxford GlycoSciences PLC** .............            3,830,471
     109,575       PE Corp./Celera Genomics Group .........            4,287,122
      49,495       Titan Pharmaceuticals, Inc.* ...........              417,614
     200,000       Transkaryotic Therapies, Inc.*,+,s .....            8,000,000

                                                                      91,286,437
Medical - Drugs - 13.3%
      86,210       Abbott Laboratories ....................     $      3,480,729
      45,505       Bristol-Myers Squibb Co. ...............            3,495,353
      60,000       Forest Laboratories, Inc.* .............            2,752,500
      20,795       MedImmune, Inc.* .......................            2,329,040
      87,940       Pfizer, Inc. ...........................            3,473,630
     180,000       Priority Healthcare Corp.* .............            3,611,250
     312,985       Schering-Plough Corp. ..................           15,492,757
     200,000       ViroPharma, Inc.* ......................            4,175,000
      88,480       Warner-Lambert Co. .....................            7,061,810

                                                                      45,872,069
Medical - Generic Drugs - 1.1%
     103,665       Alpharma, Inc. - Class A ...............            3,647,712

Medical Information Systems - 1.5%
     320,000       Allscripts, Inc.* ......................            5,000,000

Medical Instruments - 3.0%
     298,500       Medtronic, Inc. ........................           10,335,563

Medical Products - 7.0%
      86,080       Johnson & Johnson ......................            9,016,880
     199,255       MiniMed, Inc.* .........................           15,106,020

                                                                      24,122,900

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  19

Janus | Global Life Sciences Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Optical Supplies  - 5.1%
     163,520       Allergan, Inc. .........................     $     17,557,960

Pharmacy Services - 1.0%
      98,990       Accredo Health, Inc.* ..................            3,266,670

Retail - Drug Store - 0.9%
      74,405       CVS Corp. ..............................            3,231,967

Retail - Internet - 0.7%
      70,030       Drugstore.com, Inc.* ...................            2,547,341

Therapeutics - 19.9%
      90,000       Abgenix, Inc.* .........................            3,993,750
     183,700       BioMarin Pharmaceutical, Inc.* .........            2,824,388
     212,950       Gilead Sciences, Inc.* .................           13,455,778
     285,790       Pharmacyclics, Inc.* ...................           10,109,821
     799,965       QLT PhotoTherapeutics, Inc.* ...........           33,898,517
     236,460       Trimeris, Inc.* ........................            4,256,280

                                                                      68,538,534
--------------------------------------------------------------------------------
Total Common Stock (cost $241,913,494) ....................          284,427,881
--------------------------------------------------------------------------------
Repurchase Agreement - 9.0%
$ 31,000,000       ABN AMRO Securities, Inc., 5.34%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $31,013,795 collateralized
                     by $25,545,712 in Fannie Mae, 5.75%-
                     7.577%, 2/1/09-11/1/30; $27,013,063
                     in Freddie Mac, 5.781%-11.34%,
                     5/1/00-9/1/29; $9,492,614 in Ginnie
                     Mae, 5.8312%-7.50%, 12/15/13-9/15/29;
                     with respective values of $9,714,990,
                     $13,413,120 and $8,491,890
                     (cost $31,000,000) ...................           31,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.6%
                   Household Finance Corp.
$ 16,000,000         5.30%, 11/1/99
                     (amortized cost $16,000,000) .........     $     16,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 7.2%
                   Fannie Mae
  25,000,000         5.52%, 1/20/00 (cost $24,694,444) ....           24,696,000
--------------------------------------------------------------------------------
Total Investments (total cost $313,607,938) - 103.4% ......          356,123,881
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.4%)     (11,687,382)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $    344,436,499
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Canada                                    9.5%                  $     33,898,517
United Kingdom                            1.1%                         3,830,471
United States++                          89.4%                       318,394,893
--------------------------------------------------------------------------------
Total                                   100.0%                  $    356,123,881

++Includes Short-Term Securities (69.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00               1,125,000    $      1,849,838    $     12,938
--------------------------------------------------------------------------------
Total                                           $      1,849,838    $     12,938

See Notes to Schedules of Investments.

20  Janus Equity Funds / October 31, 1999

                                                  Janus | Global Technology Fund

                                                                         [PHOTO]
                                                                         Mike Lu
                                                               portfolio manager

Since its inception on December 31, 1998, Janus Global Technology Fund returned 109.40%, outperforming our benchmark, the S&P 500 Index, which gained 12.03% for the same 10-month period.(1) Our results also exceeded those of many of our peers. The average total return for science and technology funds tracked by Lipper, Inc., a leading mutual fund rating company, was 57.62%.(2)

In my letter to shareholders last April, I mentioned my excitement about the compelling opportunities we continue to uncover in the Web enablement, networking and telecommunications areas. Today, many of those same stocks remain top holdings in the Fund, supporting our thesis of investing in companies that enable the explosive growth of the Internet and intranets - whether they are software, hardware, service, or "enabling" enablers.

For example, we continue to like the prospects of VERITAS Software, Cisco Systems, Sun Microsystems and Nokia. VERITAS, a behind-the-scenes software enabler, delivered significant gains from its growing recognition as the premier developer of data storage and management software. Cisco Systems also produced strong results, making headway as the end-to-end, integrated voice, video and data network enabler of choice. Meanwhile, Sun Microsystems is creating critical links with key telecom equipment players, has a formidable pipeline of new product introductions, and is benefiting from the increasing number of servers needed to process the exponentially growing volumes of Internet data. Finally, Nokia continues to gain market share with its platform-based cellular handsets and expansion into broadband wireless and wireline data access.

Sapient is a good example of a service enabler, providing consulting and implementation expertise for Web enablement and e-commerce. We added to our position last spring when Sapient experienced what we deemed an unwarranted break in its share price due to Y2K-related fears of slowdowns in corporate technology spending. Leveraging our ongoing tracking of industry trends and active discussions with a multitude of chief information officers, chief technology officers and corporate IT staff on the front lines, we came to the conclusion that these fears were grossly exaggerated. While long-payback projects such as enterprise resource planning and maintenance upgrades were indeed being delayed, quick-payback Web-enablement developments - Sapient's primary business focus - were proceeding at full steam. Thus, by piecing together real-world market dynamics and gaining a better understanding of the company's business drivers, we attained the necessary confidence to more than double our position in Sapient and were rewarded when its stock rebounded.

Another impressive performer for the Fund was JDS Uniphase, an "enabling" enabler that designs and manufactures a broad range of active and passive optical components for the expanding fiber-optic telecommunications market. JDS Uniphase was recently formed by the merger of JDS FITEL and Uniphase, both holdings in the Fund prior to their marriage. Together, we believe JDS Uniphase will enable leading telecommunications vendors such as Nortel Networks, Lucent Technologies and CIENA - three other positions in the Fund - to significantly increase the performance of their upcoming optical systems.

(continued on next page)

Portfolio Profile                      October 31, 1999
--------------------------------------------------------------------------------
Equities                                          83.0%
  Foreign                                         21.9%
  European                                        10.8%
Top 10 Equities (% of Assets)                     28.9%
Number of Stocks                                     90
Cash, Cash Equivalents &
  Fixed-Income Securities                         17.0%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999
--------------------------------------------------------------------------------
Cellular Telecommunications                        8.2%
Telecommunication Equipment                        8.1%
Electronic Components - Semiconductors             7.8%
Fiber Optics                                       6.0%
Internet Software                                  5.9%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj                                          4.3%
JDS Uniphase Corp.                                 4.3%
Sun Microsystems, Inc.                             3.5%
VERITAS Software Corp.                             3.2%
Texas Instruments, Inc.                            2.6%
Sapient Corp.                                      2.5%
China Telecom, Ltd.                                2.2%
Cisco Systems, Inc.                                2.2%
Exodus Communications, Inc.                        2.1%
Applied Materials, Inc.                            2.0%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a science and technology fund as one that "invests 65% of its equity portfolio in science and technology stocks."

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1999  21

In Asia, we took advantage of market pullbacks in April and May to substantially but selectively increase the Fund's investments. Wireless service provider China Telecom is a favorite, capturing close to 90% market share and growing subscribers at an eye-opening rate of 500,000 per month. China Telecom is bringing the promise of wireless voice and data to the masses at an affordable five cents per minute. We also remain positive on Matsushita Communications, the largest manufacturer of wireless handsets in Japan. This company is poised for continued share gains as handset replacement demand in Japan accelerates because of the popularity of narrow-band cellular data applications and as Japan becomes the first country to transition to third-generation cellular networks.

Unfortunately, a few of our positions detracted from the Fund's overall performance, including Excite@Home, which was created when Web portal company Excite merged with broadband cable access provider @Home. We became shareholders in this new company through our existing investment in Excite. Excite's MatchLogic software division, which captures online buying and browsing data, was particularly attractive. However, post-merger distractions over strategy and rollout signaled a fundamental change in outlook, causing us to liquidate the position.

In closing, I'd like to thank our shareholders for their continued confidence as expressed by the rise in Fund assets. Our success in finding dynamic companies, coupled with avoiding those with risky fundamentals, has produced the results I believe you deserve.

Thank you again for your investment in Janus Global
Technology Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Global Technology Fund ($20,940) as compared to the S&P 500 Index ($11,203).

Cumulative Total Return
for the period ended October 31, 1999
Since 12/31/98*, 109.40%

Janus Global Technology Fund - $20,940

S&P 500 Index - $11,203

*The Fund's inception date
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 83.0%
Applications Software - 2.1%
      83,750       Citrix Systems, Inc.* ..................     $      5,370,469
     826,560       i2 Technologies, Inc.* .................           65,246,580

                                                                      70,617,049
Cable Television - 0.3%
     688,494       Le Groupe Videotron ltee ...............            9,829,610

Cellular Telecommunications - 8.2%
   7,880,000       China Telecom, Ltd.*,** ................           26,978,254
     700,430       China Telecom, Ltd. (ADR)*,** ..........           47,279,025
         950       NTT Mobile Communications Network, Inc.**          25,215,589
     923,980       Orange PLC* ............................           22,819,750
     279,300       Orange PLC (ADR)* ......................           34,772,850
   1,164,175       Partner Communications Company, Ltd. ...
                     (ADR)* ...............................           18,335,756
     505,000       Sprint Corp./PCS Group* ................           41,883,437
     428,760       Vodafone AirTouch PLC (ADR) ............           20,553,682
     350,000       VoiceStream Wireless Corp.* ............           34,562,500

                                                                     272,400,843
Circuits - 1.2%
     105,650       Maxim Integrated Products, Inc.* .......            8,339,747
     712,970       Vitesse Semiconductor Corp.* ...........           32,707,499

                                                                      41,047,246
Communications Software - 1.2%
     560,585       Razorfish, Inc.* .......................     $     41,343,144

Computer Data Security - 2.1%
     348,302       Baltimore Technologies PLC* ............           10,716,164
     120,770       Check Point Software Technologies, Ltd.*           13,971,579
     367,250       VeriSign, Inc.* ........................           45,355,375

                                                                      70,043,118
Computer Services - 4.5%
     147,025       Electronic Data Systems Corp. ..........            8,600,963
      28,600       Fujitsu Support and Service, Inc.** ....            8,029,701
      67,400       HiQ International A.B.* ................            1,922,623
     180,024       Icon Medialab International A.B.* ......            9,549,449
     640,920       Sapient Corp.* .........................           81,957,645
     400,945       Technology Solutions Co.* ..............            8,219,372
     807,615       Whittman-Hart, Inc.* ...................           31,042,702

                                                                     149,322,455
Computer Software - 2.0%
     344,545       Micromuse, Inc.* .......................           36,823,247
     334,640       Microsoft Corp.* .......................           30,975,115

                                                                      67,798,362

See Notes to Schedules of Investments.

22  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computers - Integrated Systems - 2.0%
     130,000       ASM Lithography Holding N.V. (ADR)* ....     $      9,441,250
     125,245       Brocade Communications Systems, Inc.* ..           33,690,905
     110,000       Equant N.V. - New York Shares* .........           10,670,000
     468,000       Fujitsu, Ltd.** ........................           14,081,251

                                                                      67,883,406
Computers - Memory Devices - 3.6%
     162,530       EMC Corp.* .............................           11,864,690
   1,001,690       VERITAS Software Corp.* ................          108,057,309

                                                                     119,921,999
Computers - Micro - 4.5%
     215,460       IBM Corp. ..............................           21,195,877
  11,290,000       Legend Holdings, Ltd.** ................           12,060,853
   1,097,535       Sun Microsystems, Inc.* ................          116,132,922

                                                                     149,389,652
Distribution and Wholesale - 0.9%
      70,400       Softbank Corp.** .......................           29,209,646

Diversified Operations - 0.8%
     329,090       Corning, Inc. ..........................           25,874,701

Electronic Components - 1.2%
     863,000       NEC Corp.** ............................           17,448,536
     470,000       SCI Systems, Inc.* .....................           23,206,250

                                                                      40,654,786
Electronic Components - Semiconductors - 7.8%
     225,225       Chartered Semiconductor (ADR)* .........            7,474,655
     420,445       Conexant Systems, Inc.* ................           39,259,052
     285,850       QLogic Corp.* ..........................           29,764,131
     422,000       SDL, Inc.* .............................           52,037,875
   1,134,450       Taiwan Semiconductor Manufacturing
                     Company, Ltd. (ADR)* .................           39,280,331
     964,010       Texas Instruments, Inc. ................           86,519,898
      85,000       Xilinx, Inc.* ..........................            6,683,125

                                                                     261,019,067
Electronic Measuring Instruments - 1.9%
   1,661,860       Teradyne, Inc.* ........................           63,981,610

Entertainment Software - 0.1%
      40,000       Electronic Arts, Inc.* .................            3,232,500

Fiber Optics - 6.0%
     559,000       CIENA Corp.* ...........................           19,704,750
     859,625       JDS Uniphase Corp.* ....................          143,449,922
   1,156,370       Metromedia Fiber Network, Inc. - Class A*          38,232,483

                                                                     201,387,155
Internet Content - 1.5%
     283,509       DoubleClick, Inc.* .....................           39,691,260
     169,290       VerticalNet, Inc.* .....................            9,480,240

                                                                      49,171,500
Internet Software - 5.7%
     154,630       America Online, Inc.* ..................           20,053,578
     240,000       BCE Emergis, Inc.* .....................            6,200,286
     825,320       Exodus Communications, Inc.* ...........           70,977,520
     586,685       Portal Software, Inc.* .................           38,354,532
     637,475       PSINet, Inc.* ..........................           22,949,100
     840,980       Verio, Inc.* ...........................           31,379,066

                                                                     189,914,082
Life and Health Insurance - 0.4%
     916,391       Prudential PLC .........................           14,352,874

Machinery - General Industrial - 2.0%
     729,500       Applied Materials, Inc.* ...............     $     65,518,219

Medical Information Systems - 0.4%
     379,000       Healtheon Corp.* .......................           12,507,000

Medical Instruments - 0.5%
     190,000       Affymetrix, Inc.* ......................           16,743,750

Network Software - 1.5%
     513,210       Concord Communications, Inc.* ..........           26,654,844
   1,111,315       Novell, Inc.* ..........................           22,295,757

                                                                      48,950,601
Networking Products - 2.9%
     993,180       Cisco Systems, Inc.* ...................           73,495,320
     332,705       Network Appliance, Inc.* ...............           24,620,170

                                                                      98,115,490
Pipelines - 0.6%
     495,190       Enron Corp. ............................           19,776,651

Retail - Internet - 1.2%
     406,040       Amazon.com, Inc.* ......................           28,676,575
      83,875       eBay, Inc.* ............................           11,333,609

                                                                      40,010,184
Telecommunication Equipment - 8.1%
     608,534       Lucent Technologies, Inc. ..............           39,098,309
     223,000       Matsushita Communication Industrial
                     Company, Ltd.** ......................           37,437,316
      30,000       Nokia Oyj ..............................            3,430,942
   1,220,380       Nokia Oyj (ADR) ........................          141,030,164
     688,245       Nortel Networks Corp. ..................           42,628,175
     148,215       Terayon Communication Systems, Inc.* ...            6,484,406

                                                                     270,109,312
Telecommunication Services - 4.5%
     135,000       COLT Telecom Group PLC*,+ ..............            4,031,691
     169,500       COLT Telecom Group PLC (ADR)* ..........           20,085,750
     604,414       Energis PLC* ...........................           19,213,244
     489,240       Level 3 Communications, Inc.* ..........           33,451,785
     833,350       McLeodUSA, Inc. - Class A* .............           37,188,244
     391,250       NTL, Inc.* .............................           29,490,469
     281,870       Time Warner Telecom, Inc.* .............            7,099,601

                                                                     150,560,784
Telephone - Integrated - 2.2%
     561,000       NEXTLINK Communications, Inc. - Class A*           33,554,813
   1,263,718       Sonera Oyj .............................           37,920,989

                                                                      71,475,802
Telephone - Long Distance - 0.4%
         375       Japan Telecom Company, Ltd.** ..........           12,864,119

Wireless Equipment - 0.7%
     230,000       Motorola, Inc. .........................           22,410,625
--------------------------------------------------------------------------------
Total Common Stock (cost $1,793,155,658) ..................        2,767,437,342
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Applications Software - 0.1%
$  3,000,000       Citrix Systems, Inc., zero coupon
                     convertible subordinated debentures
                     due 3/22/19+ .........................            1,526,250

Computer Services - 0.2%
   6,000,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............            5,287,500

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  23

Janus | Global Technology Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computers - Memory Devices - 0.3%
$  8,000,000       VERITAS Software Corp., 1.856%
                     convertible discount notes, due 8/13/06    $     11,100,000

Internet Content - 0.2%
   4,000,000       DoubleClick, Inc., 4.75%
                     convertible subordinated notes
                     due 3/15/06+ .........................            7,340,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $18,469,731) ..................           25,253,750
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Internet Software - 0.2%
     160,000       Verio, Inc., convertible, 6.75%+ .......            7,460,000

Telecommunication Services - 0.3%
      28,000       McLeodUSA, Inc. - Series A
                     convertible, 6.75% ...................           11,200,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,000,000) ..................           18,660,000
--------------------------------------------------------------------------------
Repurchase Agreements - 4.6%
$150,600,000       ABN AMRO Securities, Inc., 5.34%
                     dated 10/29/99, maturing 11/1/99,
                     to be repurchased at $150,667,017
                     collateralized by $124,102,718 in
                     Fannie Mae, 5.75%-7.577%, 2/1/09-
                     11/1/30; $131,231,203 in Freddie Mac,
                     5.781%-11.34%, 5/1/00-9/1/29;
                     $46,115,732 in Ginnie Mae, 5.8312%-
                     7.50%, 12/15/13-9/15/29; with respective
                     values of $47,196,050, $65,161,802
                     and $41,254,148 ......................          150,600,000
   2,300,000       Deutsche Bank Securities, Inc., 5.425%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $2,301,040 collateralized
                     by $574,292 in Fannie Mae, 5.75%-
                     7.00%, 8/25/07-1/25/29; $2,493,589 in
                     Freddie Mac, 0%-6.7312%, 3/15/14-
                     4/1/29; with respective values of
                     $455,261 and $1,890,739 ..............            2,300,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $152,900,000) ...........          152,900,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.5%
                   Associates Corp. N.A
$ 50,000,000         5.30%, 11/1/99
                     (amortized cost $50,000,000) .........     $     50,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.1%
                   Fannie Mae:
  50,000,000         5.05%, 11/2/99 .......................           49,992,986
  25,000,000         5.05%, 11/5/99 .......................           24,985,972
  25,000,000         5.20%, 11/30/99 ......................           24,895,278
  25,000,000         5.25%, 12/10/99 ......................           24,857,812
  25,000,000         5.49%, 1/21/00 .......................           24,692,250
  50,000,000         5.51%, 2/2/00 ........................           49,289,500
  25,000,000         5.44%, 2/22/00 .......................           24,568,250
                   Federal Home Loan Bank System:
  30,000,000         5.01%, 12/13/99 ......................           29,824,650
  25,000,000         5.54%, 1/18/00 .......................           24,704,750
                   Freddie Mac
  25,000,000         5.21%, 11/4/99 .......................           24,989,146
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $302,798,351) ........          302,800,594
--------------------------------------------------------------------------------
Total Investments (total cost $2,332,323,740) - 99.5% .....        3,317,051,686
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         17,462,426
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  3,334,514,112
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Canada                                    1.8%                  $     58,658,071
Finland                                   5.5%                       182,382,096
Hong Kong                                 2.6%                        86,318,131
Israel                                    1.0%                        32,307,335
Japan                                     4.4%                       144,286,158
Netherlands                               0.6%                        20,111,250
Singapore                                 0.2%                         7,474,656
Sweden                                    0.3%                        11,472,072
Taiwan                                    1.2%                        39,280,331
United Kingdom                            4.4%                       146,546,006
United States++                          78.0%                     2,588,215,580
--------------------------------------------------------------------------------
Total                                   100.0%                  $  3,317,051,686

++Includes Short-Term Securities (62.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  5/7/01                         459,000,000    $     58,226,563    ($  411,258)
Japanese Yen 3/16/00           3,900,000,000          37,479,566         559,009
Japanese Yen 4/7/00            3,600,000,000          34,597,687         407,466
--------------------------------------------------------------------------------
Total                                           $    130,303,816    $    555,217

See Notes to Schedules of Investments.

24  Janus Equity Funds / October 31, 1999

                                                  Janus | Growth and Income Fund

                                                                         [PHOTO]
                                                                   David Corkins
                                                               portfolio manager

I'm pleased to report that for the fiscal year ended October 31, 1999, your fund gained 49.59%, substantially outperforming its benchmark, the S&P 500 Index, which returned 25.66%.(1) This performance earned the Fund a top-decile ranking, placing it 7th out of 872 growth and income funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Before further discussion about the Fund, I want to express my appreciation for the outstanding research efforts of our team of analysts. Without question, their diligence and hard work have resulted in a tremendously gratifying year.

That said, I'd like to reiterate that the Fund's emphasis is on growth, focusing on well-managed, high-return businesses selling at attractive prices. Some of these are well-known "blue-chip" companies. Others are less recognizable names, which nonetheless show considerable future growth prospects. Balancing out the Fund's growth component is our smaller position in income-producing investments, including dividend-paying stocks, convertible securities and high-yield bonds.

On the equity side, the seemingly limitless potential of wireless telecommunications continues to excite us. All indicators point to explosive growth in the wireless market well into the next century, both in the United States and around the world. To take advantage of this phenomenon, we increased our holdings in leaders Nokia and Sprint PCS and added new positions Nextel Communications and VoiceStream Wireless. Not only are we encouraged by the rapid introduction of new applications that increase demand, such as wireless data services, but the trend toward industry consolidation is also benefiting these businesses. Individually and as a group, these stellar performers significantly boosted the Fund's performance.

Another area we remain highly confident in is technology. Because of the short product cycles typical of this fast-moving industry, we prefer to invest in brand-name franchises such as Microsoft, America Online and Cisco Systems, which continued to be strong performers for us. Newer holdings Sun Microsystems and EMC Corporation were also winners. The leading manufacturer of Web servers, Sun is beginning to put a dent in Microsoft's dominance of the computer operating systems market by offering the cost-effective option of housing software and data on a network rather than a personal computer. While Sun doesn't yet pose a threat to Microsoft's preeminent position, we are very optimistic about Sun's prospects going forward.

Like many of our standout names in the technology area, EMC Corporation, the number one maker of mainframe computer disk memory hardware and software, is benefiting from the extraordinary growth of the Internet. Every day, Internet usage creates more and more data that must be properly stored. With the resulting increase in data storage requirements, demand for EMC's products that store, manage and protect data is also sharply rising. As a result, we remain enthusiastic in our outlook for this business.

Cable is another high-growth industry that helped fuel the Fund's gains during the year. AT&T Liberty Media was a noteworthy performer in this group. Led by media visionary and former TCI chairman John Malone, Liberty Media has stakes in about 100 cable channels, including Discovery Channel,

(continued on next page)

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          85.2%                    74.7%
  Foreign                                          8.4%                     5.6%
  European                                         5.5%                     4.2%
Fixed-Income Securities
  High-Yield/High-Risk
    Corporate Bonds                                2.5%                     2.6%
  Preferred Stock                                  4.6%                     6.6%
Top 10 Equities (% of Assets)                     31.2%                    28.7%
Number of Stocks                                    76                       72
Cash & Cash Equivalents                            7.7%                    16.1%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Cable Television                                   8.8%                    12.5%
Telecommunication Equipment                        5.4%                     1.1%
Diversified Operations                             5.0%                     4.7%
Multimedia                                         4.8%                     4.5%
Computers - Micro                                  4.3%                     3.2%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                    3.8%                     0.5%
Cisco Systems, Inc.                                3.6%                     1.9%
Sun Microsystems, Inc.                             3.5%                      --
General Electric Co.                               3.1%                     2.7%
Comcast Corp. - Special Class A                    3.1%                     3.7%
AT&T Corp./Liberty Media
  Group - Class A                                  3.0%                      --
Time Warner, Inc.                                  3.0%                     3.8%
Microsoft Corp.                                    2.9%                     3.0%
America Online, Inc.                               2.7%                     1.6%
Texas Instruments, Inc.                            2.5%                     0.3%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a growth and income fund as one that "combines a growth of earnings orientation and an income requirement for level and/or rising dividends." As of October 31, 1999, Janus Growth and Income Fund ranked 2/358 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1999  25

E!, QVC and USA Networks, not to mention numerous music and online properties. We expect Liberty Media's ongoing diversification into some of the fastest-growing cable and media companies to continue to enhance the Fund's performance.

As for disappointments, we had a few, including financial services firm Newcourt Credit Group. Although a well-run business, Newcourt's funding agreements with various insurance companies were not as solid as we believed. Consequently, Newcourt suffered disproportionately from the lingering effects of last year's credit crunch, and we sold the stock at a loss. Automotive supplier Federal-Mogul also proved a drag on performance. While we remain impressed with management, softness in the auto parts aftermarket caused the stock to decline, and we liquidated our position, reallocating our assets to more compelling ideas.

Looking ahead, the key issue currently under debate is whether inflation is on the horizon. Our take is that despite an economic expansion that will soon be entering a record-breaking ninth year, the technological revolution is helping maintain a healthy balance in the economy by boosting productivity and thereby keeping inflation in check. Nevertheless, the gulf between stocks that are powering the indexes to new highs and those that are lagging behind has grown even wider. Accordingly, we will continue to adhere to our philosophy of owning great companies worthy of their higher valuations as well as those whose stock prices have yet to reflect exceptional fundamentals.

Thank you for your investment in Janus Growth and Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Growth and Income Fund ($58,043) as compared to the S&P 500 Index ($44,995).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 49.59%
Five Year, 30.27%
Since 5/15/91*, 23.10%

Janus Growth and Income Fund - $58,043

S&P 500 Index - $44,995

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 85.2%
Advertising Agencies - 0.4%
     300,000       Omnicom Group, Inc. ....................     $     26,400,000

Advertising Sales - 1.1%
   1,485,000       Outdoor Systems, Inc.* .................           62,926,875

Aerospace and Defense - 0.5%
     500,000       AlliedSignal, Inc. .....................           28,468,750

Automotive - Cars and Light Trucks - 0.6%
     600,000       Ford Motor Co. .........................           32,925,000

Brewery - 1.5%
   1,200,000       Anheuser-Busch Companies, Inc. .........           86,175,000

Broadcast Services and Programming - 3.8%
   4,425,000       AT&T Corp./Liberty Media Group - Class A*         175,617,188
     600,000       Clear Channel Communications, Inc.* ....           48,225,000

                                                                     223,842,188
Cable Television - 6.4%
     850,000       Adelphia Communications Corp. - Class A*           46,431,250
     500,000       Cablevision Systems Corp. - Class A* ...           33,781,250
   4,250,000       Comcast Corp. - Special Class A ........          179,031,250
   2,482,170       Cox Communications, Inc. - Class A* ....          112,783,599

                                                                     372,027,349
Cellular Telecommunications - 4.1%
     870,390       Nextel Communications, Inc. - Class A* .     $     75,016,738
     800,000       Sprint Corp./PCS Group* ................           66,350,000
   1,000,000       VoiceStream Wireless Corp.* ............           98,750,000

                                                                     240,116,738
Circuits - 0.7%
     500,000       Maxim Integrated Products, Inc.* .......           39,468,750

Commercial Banks - 2.1%
   4,203,225       Firstar Corp. ..........................          123,469,734

Commercial Services - 0.8%
   1,200,000       Paychex, Inc. ..........................           47,250,000

Computer Data Security - 1.1%
     508,330       VeriSign, Inc.* ........................           62,778,755

Computer Software - 2.9%
   1,800,000       Microsoft Corp.* .......................          166,612,500

Computers - Memory Devices - 2.4%
   1,900,000       EMC Corp.* .............................          138,700,000

Computers - Micro - 4.3%
   1,150,000       Dell Computer Corp.* ...................           46,143,750
   1,925,000       Sun Microsystems, Inc.* ................          203,689,062

                                                                     249,832,812
Containers - Paper and Plastic - 0.3%
     350,000       Sealed Air Corp.* ......................           19,381,250

See Notes of Schedules of Investments.

26  Janus Equity Funds / October 31, 1999

                                                  Janus | Growth and Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cruise Lines - 0.9%
   1,000,000       Royal Caribbean Cruises, Ltd. ..........     $     53,062,500

Distribution and Wholesale - 1.1%
     800,000       Costco Wholesale Corp.* ................           64,250,000

Diversified Financial Services - 1.7%
   1,850,000       Citigroup, Inc. ........................          100,131,250

Diversified Operations - 5.0%
   1,325,000       General Electric Co. ...................          179,620,312
   2,800,000       Tyco International, Ltd. ...............          111,825,000

                                                                     291,445,312
Electronic Components - Semiconductors - 3.1%
     500,000       Intel Corp. ............................           38,718,750
   1,600,000       Texas Instruments, Inc. ................          143,600,000

                                                                     182,318,750
Entertainment Software - 0.1%
     100,000       Electronic Arts, Inc.* .................            8,081,250

Finance - Credit Card - 1.7%
     635,000       American Express Co. ...................           97,790,000

Finance - Investment Bankers/Brokers - 1.0%
   1,500,000       Charles Schwab Corp. ...................           58,406,250

Finance - Mortgage Loan Banker - 0.9%
     750,000       Fannie Mae .............................           53,062,500

Food - Retail - 0.9%
   2,600,000       Kroger Co.* ............................           54,112,500

Internet Content - 1.2%
       3,365       Critical Path, Inc.* ...................              153,949
     375,000       DoubleClick, Inc.* .....................           52,500,000
     165,000       Inktomi Corp.* .........................           16,737,187

                                                                      69,391,136
Internet Software - 3.0%
     149,025       Akamai Technologies, Inc.* .............           21,636,567
   1,200,000       America Online, Inc.* ..................          155,625,000

                                                                     177,261,567

Machinery - General Industrial - 0.8%
     300,000       Mannesmann A.G.** ......................           47,265,719

Medical - Biomedical and Genetic - 0.5%
     200,000       Genentech, Inc.* .......................           29,150,000

Medical - Drugs - 2.1%
   1,200,000       Pfizer, Inc. ...........................           47,400,000
   1,575,000       Schering-Plough Corp. ..................           77,962,500

                                                                     125,362,500

Medical Instruments - 1.4%
   2,300,000       Medtronic, Inc. ........................           79,637,500

Money Center Banks - 0.5%
     475,000       Republic New York Corp. ................           30,014,063

Motion Pictures and Services - 0.1%
     200,000       Ascent Entertainment Group, Inc.* ......            3,475,000

Multi-Line Insurance - 1.5%
     825,000       American International Group, Inc. .....           84,923,437

Multimedia - 4.8%
   2,500,000       Time Warner, Inc. ......................          174,218,750
   2,400,000       Viacom, Inc. - Class B* ................          107,400,000

                                                                     281,618,750
Networking Products - 3.6%
   2,850,000       Cisco Systems, Inc.* ...................          210,900,000

Optical Supplies - 0.6%
     325,000       Allergan, Inc. .........................     $     34,896,875

Pipelines - 2.4%
   3,450,000       Enron Corp. ............................          137,784,375

Property and Casualty Insurance - 0.4%
     250,000       Progressive Corp. ......................           23,140,625

Radio - 1.4%
     330,000       AMFM, Inc.* ............................           23,100,000
     450,000       Hispanic Broadcasting Corp.* ...........           36,450,000
     650,000       Infinity Broadcasting Corp. - Class A* .           22,465,625

                                                                      82,015,625
Retail - Building Products - 1.2%
     950,000       Home Depot, Inc. .......................           71,725,000

Retail - Internet - 0.2%
     106,870       eBay, Inc.* ............................           14,440,810

Retail - Office Supplies - 1.0%
   2,500,000       Staples, Inc.* .........................           55,468,750

Super - Regional Banks - 0%
      50,000       Bank One Corp. .........................            1,884,375

Telecommunication Equipment - 5.4%
     700,000       Lucent Technologies, Inc. ..............           44,975,000
   1,900,000       Nokia Oyj (ADR) ........................          219,568,750
     850,000       Nortel Networks Corp. ..................           52,646,875

                                                                     317,190,625
Telecommunication Services - 1.7%
     230,000       Allegiance Telecom, Inc.* ..............           15,870,000
   1,900,000       McLeodUSA, Inc. - Class A* .............           84,787,500

                                                                     100,657,500
Telephone - Integrated - 1.8%
   1,300,000       CenturyTel, Inc. .......................           52,568,750
     600,000       MCI WorldCom, Inc.* ....................           51,487,500

                                                                     104,056,250
Toys - 0.2%
     700,000       Mattel, Inc. ...........................            9,362,500
--------------------------------------------------------------------------------
Total Common Stock (cost $3,269,798,965) ..................        4,974,658,995
--------------------------------------------------------------------------------
Corporate Bonds - 2.5%
Cable Television - 0.4%
$  3,000,000       Adelphia Communications Corp., 7.75%
                     senior notes, due 1/15/09 ............            2,711,250
  18,000,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09 .....           17,010,000
   1,249,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............            1,161,570

                                                                      20,882,820
Casino Hotels - 0.1%
   4,000,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04            3,150,000

Diversified Financial Services - 0.1%
   4,000,000       General Electric Capital Corp., 6.52%
                     notes, due 10/8/02 ...................            4,000,000

Food - Retail - 0.2%
  10,000,000       Fred Meyer, Inc., 7.45%
                     company guaranteed notes, due 3/1/08 .            9,875,000

   4,000,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .            3,830,000

                                                                      13,705,000

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  27

Janus | Growth and Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Gambling - Non-Hotel Casinos - 0.1%
$  3,000,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....     $      3,000,000

Hotels and Motels - 0.1%
   4,000,000       Host Marriott Travel Plaza, 9.50%
                     senior notes, due 5/15/05 ............            4,190,000

Internet Software - 0%
   2,785,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............            2,833,738

Radio - 0.1%
   3,000,000       Chancellor Media Corp., 8.125%
                     senior subordinated notes, due 12/15/07           2,932,500

Recreational Centers - 0%
   2,000,000       Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07           1,890,000

Resorts and Theme Parks - 0%
   3,000,000       Sun International Hotels, Ltd., 9.00%
                     company guaranteed notes, due 3/15/07             2,827,500

Retail - Internet - 0.7%
  36,395,000       Amazon.com, Inc., 4.75%
                     convertible subordinated debentures
                     due 2/1/09+ ..........................           38,442,218

Retail - Leisure Products - 0.1%
   4,000,000       Selmer Company, Inc., 11.00%
                     senior subordinated notes, due 5/15/05            4,200,000

Telecommunication Services - 0.6%
   8,000,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08             8,080,000

  10,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............            9,250,000

  14,332,000       NTL, Inc., 7.00%
                     convertible subordinated notes
                     due 12/15/08+ ........................           24,238,995

                                                                      41,568,995
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $142,829,310) .................          143,622,771
--------------------------------------------------------------------------------
Preferred Stock - 4.6%
Automotive - Cars and Light Trucks - 0.9%
      18,934       Porsche A.G.** .........................           51,542,504

Cable Television - 2.0%
      93,500       Adelphia Communications Corp. - Series D
                     convertible, 5.50% ...................           15,859,938
     450,000       MediaOne Group, Inc., convertible, 4.50%
                     (Vodafone AirTouch PLC (ADR)) ........           63,225,000
     400,000       MediaOne Group, Inc., convertible, 6.25%
                     (Vodafone AirTouch PLC (ADR)) ........           41,600,000

                                                                     120,684,938
Cruise Lines - 0.2%
      71,000       Royal Caribbean Cruises, Ltd.
                     convertible, 7.25% ...................           11,360,000

Electric - Integrated - 0.8%
     400,000       Reliant Energy, Inc., convertible, 7.00%
                     (Time Warner, Inc.) ..................           45,900,000

Finance - Other Services - 0.7%
     137,000       TCI Pacific Communications, Inc. - Series A
                     convertible, 5.00% (AT&T Corp.) ......           39,456,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $180,152,392) .................          268,943,442
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
$196,300,000       ABN AMRO Securities, Inc., 5.34%
                     dated 10/29/99, maturing 11/1/99,
                     to be repurchased at $196,387,354
                     collateralized by $161,762,042 in
                     Fannie Mae, 5.75%-7.577%, 2/1/09-
                     11/1/30; $171,053,686 in Freddie Mac,
                     5.781%-11.34%, 5/1/00-9/1/29;
                     $60,109,683 in Ginnie Mae, 5.8312%-
                     7.50%, 12/15/13-9/15/29; with respective
                     values of $61,517,827, $84,935,337 and
                     $53,772,836 (cost $196,300,000) ......     $    196,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.8%
                   Fannie Mae:
  50,000,000         4.775%, 11/12/99 .....................           49,927,889
  25,000,000         5.20%, 11/30/99 ......................           24,895,278
  50,000,000         5.21%, 12/6/99 .......................           49,744,791
  50,000,000         5.00%, 12/10/99 ......................           49,724,292
  50,000,000         5.35%, 2/9/00 ........................           49,236,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $223,549,194) ........          223,528,250
--------------------------------------------------------------------------------
Total Investments (total cost $4,012,629,861) - 99.5% .....        5,807,053,458
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         29,831,993
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  5,836,885,451
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

28  Janus Equity Funds / October 31, 1999

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   2.1%                  $    119,905,000
Canada                                    0.9%                        52,646,875
Finland                                   3.8%                       219,568,750
Germany                                   1.7%                        98,808,223
United States++                          91.5%                     5,316,124,610
--------------------------------------------------------------------------------
Total                                   100.0%                  $  5,807,053,458

++Includes Short-Term Securities  (84.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/18/99                     18,100,000    $     19,046,630    $    209,785
Euro 12/9/99                      25,500,000          26,790,300         805,560
Euro 4/14/00                       6,900,000           7,184,970         267,030
Euro 4/20/00                      38,000,000          39,554,200       2,261,000
--------------------------------------------------------------------------------
Total                                           $     92,576,100    $  3,543,375
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  29

Janus | Mercury Fund

[PHOTO]
Warren Lammert
portfolio manager

I'm pleased to report that Janus Mercury Fund returned 86.02% during the fiscal year ended October 31, 1999, more than tripling the 25.66% gain registered by its benchmark, the S&P 500 Index.(1) These impressive results earned the Fund a top-decile ranking, placing it 17th out of 277 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The fiscal year began with the Asian financial crisis in full swing. Meanwhile, the U.S. economy remained resilient, continuing its longest run of peacetime expansion in history. If anything, the American economy has been too resilient - in recent months, the Federal Reserve has increased short-term rates twice in an effort to cool the economy. There are still few signs of inflation at the consumer level, however, and the Fed's recent actions appear more preemptive than reactive.

Long-term interest rates rose steadily against this backdrop, keeping investors on edge and stock prices volatile. Nonetheless, our research-intensive focus on individual opportunities continued to pay dividends.

Our wireless holdings advanced as worldwide subscriber growth accelerated from 1998's already impressive 50% growth. We are especially excited about the emergence of wireless data, the next visible driver of growth. Soon, wireless subscribers around the world will be able to access airline schedules, stock quotes, sport scores and even a modified Internet browser from their wireless phones, compelling existing users to upgrade their equipment while attracting new subscribers in even greater numbers. Nokia, a strong performer and currently the Fund's largest holding, is perhaps the most obvious beneficiary. The company's dominance of cellular handset manufacturing, combined with its other businesses, most notably its strong share of the cellular base station market, continue to bolster performance.

Booming demand for cellular services also benefited several of our technology stocks. Microchip manufacturer Texas Instruments, whose digital signal processing chips will power two-thirds of the nearly 300 million cellular phones expected to be sold in 1999, was one of our best-performing stocks. Other standouts included Linear Technology, ASM Lithography and Vitesse Semiconductor, all of which have created a highly profitable niche in different areas of the microchip industry.

Our investments in emerging "pure play" Internet leaders such as Yahoo!, Amazon.com and DoubleClick also contributed to the Fund's strong performance. The leading destination on the World Wide Web, Yahoo! has already achieved impressive 35% operating margins. While Amazon.com and DoubleClick are in the early stages of evolution in terms of profitability, we believe they too have highly valuable business franchises and will deliver exceptional profits as their models mature. A number of our more traditional technology holdings, such as Cisco Systems, EMC Corp. and Sun Microsystems, also performed well, acting as enablers of the Internet's growth by providing much of the Web's technical infrastructure.

Cable has been another important theme for the Fund. Although a number of high-profile mergers have reduced our overall cable weighting, we remain excited about the opportunities that lie ahead, particularly as broadband services become part of the

Portfolio Profile                       October 31,1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          95.0%                    88.1%
  Foreign                                         15.8%                     6.8%
  European                                        13.6%                     6.4%
Top 10 Equities (% of Assets)                     40.6%                    42.1%
Number of Stocks                                     57                       57
Cash & Fixed Income Securities                     5.0%                    11.9%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Telecommunication Equipment                        8.8%                     4.6%
Broadcast Services
  and Programming                                  7.1%                     1.5%
Retail - Internet                                  5.7%                     1.4%
Cable Television                                   5.1%                    18.7%
Electronic Components -
  Semiconductors                                   4.5%                      --
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Nokia Oyj                                          8.8%                     4.3%
AT&T Corp./Liberty Media Group - Class A           5.7%                      --
Amazon.com, Inc.                                   4.7%                     0.7%
Time Warner, Inc.                                  4.1%                     5.6%
Enron Corp.                                        3.8%                      --
Cisco Systems, Inc.                                3.1%                     4.0%
Schering-Plough Corp.                              2.9%                      --
Comcast Corp. - Special Class A                    2.7%                     5.2%
EMC Corp.                                          2.6%                      --
Medtronic, Inc.                                    2.2%                      --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a capital appreciation fund as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1999, Janus Mercury Fund ranked 4/96 of capital appreciation funds for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

30 Janus Equity Funds / October 31, 1999 consumer mainstream. The entire industry is transforming itself, measurably improving the traditional video business while offering new value-added services such as telephony, high-speed Internet access and interactive television. While a number of cable stocks paused during the last half of the year as consolidation cooled and legal battles surrounding the question of open access were fought, our positions in Comcast, Cox Communications, Time Warner, UnitedGlobalCom, NTL and AT&T Liberty Media traded higher.

Despite the Fund's strong overall performance, we did experience some disappointments. Our positions in a number of large drug companies declined as a result of rising interest rates and uncertainty surrounding Medicare reform. Some of these companies also encountered product-related difficulties, including Monsanto, Eli Lilly and Pfizer, and we chose to exit those positions. At the same time, we have become more enthusiastic about opportunities for Schering-Plough and the new formulation of its product Intron A. This treatment for hepatitis C and cancer appears to retain impressive efficacy while significantly reducing the troublesome side-effects of the current therapy. We have also maintained significant positions in the medical devices companies Medtronic and Minimed.

As we head into the year 2000, we are maintaining our focus on companies with strong business models and outstanding growth opportunities. Intensive, collaborative research to identify and understand these individual businesses continues to define our investment process.

Thank you for your confidence and investment in Janus Mercury Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mercury Fund ($56,908) as compared to the S&P 500 Index ($35,378).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 86.02%
Five Year, 32.15%
Since 5/3/93*, 30.69%

Janus Mercury Fund - $56,908

S&P 500 Index - $35,378

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 95.0%
Advertising Sales - 1.5%
     768,761       Lamar Advertising Co.* .................     $     41,513,094
   2,136,169       Outdoor Systems, Inc.* .................           90,520,161

                                                                     132,033,255
Broadcast Services and Programming - 7.1%
  13,118,014       AT&T Corp./Liberty Media Group - Class A*         520,621,181
     395,330       Liberty Digital, Inc. - Class A* .......           12,354,062
   1,228,360       UnitedGlobalCom, Inc. - Class A* .......          106,867,320

                                                                     639,842,563
Cable Television - 5.1%
   1,509,790       Cablevision Systems Corp. - Class A* ...          102,005,187
   5,705,280       Comcast Corp. - Special Class A ........          240,334,920
   2,728,430       Cox Communications, Inc. - Class A* ....          123,973,038

                                                                     466,313,145
Cellular Telecommunications - 3.9%
   1,162,425       Sprint Corp./PCS Group* ................           96,408,623
  11,791,360       Vodafone AirTouch PLC ..................           54,756,093
   1,641,255       Vodafone AirTouch PLC (ADR) ............           78,677,662
   1,225,970       VoiceStream Wireless Corp.* ............          121,064,537

                                                                     350,906,915
Circuits - 1.6%
     539,210       Maxim Integrated Products, Inc.* .......     $     42,563,889
   2,174,000       Vitesse Semiconductor Corp.* ...........           99,732,250

                                                                     142,296,139
Commercial Banks - 2.4%
   1,288,210       Fifth Third Bancorp ....................           95,086,001
   4,154,518       Firstar Corp. ..........................          122,038,966

                                                                     217,124,967
Computer Data Security - 1.0%
     741,140       VeriSign, Inc.* ........................           91,530,790

Computer Services - 1.8%
   1,247,955       Sapient Corp.* .........................          159,582,246

Computer Software - 2.8%
   2,112,495       Microsoft Corp.* .......................          195,537,818
     279,910       Phone.com, Inc.* .......................           57,521,505

                                                                     253,059,323
Computers - Integrated Systems - 2.3%
   1,627,405       ASM Lithography Holding N.V. (ADR)* ....          118,190,288
     816,305       Comverse Technology, Inc.* .............           92,650,618

                                                                     210,840,906
Computers - Memory Devices - 2.6%
   3,206,510       EMC Corp.* .............................          234,075,230

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  31

Janus | Mercury Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computers - Micro - 1.0%
     835,885       Sun Microsystems, Inc.* ................     $     88,447,082

Diversified Operations - 2.1%
   4,832,245       Tyco International, Ltd. ...............          192,987,785

Electronic Components - Semiconductors - 4.5%
     618,825       Broadcom Corp. - Class A* ..............           79,093,570
   1,432,115       Conexant Systems, Inc.* ................          133,723,738
   2,142,035       Texas Instruments, Inc. ................          192,247,641

                                                                     405,064,949
Electronic Saftey Devices - 0.5%
   1,337,055       Pittway Corp. - Class A ................           44,122,815

Entertainment Software - 0.7%
     778,910       Electronic Arts, Inc.* .................           62,945,664

Fiber Optics - 1.7%
     933,970       JDS Uniphase Corp.* ....................          155,856,244

Finance - Credit Card - 1.9%
   1,144,650       American Express Co. ...................          176,276,100

Finance - Investment Bankers/Brokers - 0.9%
   3,475,360       E*TRADE Group, Inc.* ...................           82,757,010

Instruments - Scientific - 0.4%
     603,750       PE Corp./PE Biosystems Group ...........           39,168,281

Internet Content - 4.3%
   1,310,530       DoubleClick, Inc.* .....................          183,474,200
     342,235       Inktomi Corp.* .........................           34,715,463
     956,605       Yahoo!, Inc.* ..........................          171,292,083

                                                                     389,481,746
Internet Software - 3.4%
   1,402,590       America Online, Inc.* ..................          181,898,391
   1,337,525       Exodus Communications, Inc.* ...........          115,027,150
     208,015       Verio, Inc.* ...........................            7,761,560

                                                                     304,687,101
Machinery - General Industrial - 4.2%
   2,145,080       Applied Materials, Inc.* ...............          192,654,998
   1,185,550       Mannesmann A.G.** ......................          186,786,242

                                                                     379,441,240
Medical - Drugs - 2.9%
   5,232,085       Schering-Plough Corp. ..................          258,988,207

Medical Instruments - 2.2%
   5,879,420       Medtronic, Inc. ........................          203,574,918

Medical Products - 1.2%
   1,382,665       MiniMed, Inc.* .........................          104,823,290

Multimedia - 4.1%
   5,394,910       Time Warner, Inc. ......................          375,957,791

Networking Products - 3.1%
   3,781,001       Cisco Systems, Inc.* ...................          279,794,074

Pipelines - 3.8%
   8,655,530       Enron Corp. ............................          345,680,229

Retail - Building Products - 1.0%
   1,173,695       Home Depot, Inc. .......................           88,613,973

Retail - Internet - 5.5%
   6,025,235       Amazon.com, Inc.* ......................          425,532,222
     566,730       eBay, Inc.* ............................           76,579,391

                                                                     502,111,613
Retail - Office Supplies - 1.2%
   4,841,887       Staples, Inc.* .........................     $    107,429,368

Telecommunication Equipment - 8.8%
      77,399       Nokia Oyj** ............................            8,851,717
   6,816,255       Nokia Oyj (ADR)** ......................          787,703,468

                                                                     796,555,185
Telecommunication Services - 2.6%
   2,424,380       Level 3 Communications, Inc.* ..........          165,766,982
     975,631       NTL, Inc.* .............................           73,538,187

                                                                     239,305,169
Telephone - Integrated - 0.9%
   1,395,320       NEXTLINK Communications, Inc. - Class A*           83,457,577
--------------------------------------------------------------------------------
Total Common Stock (cost $6,266,378,760) ..................        8,605,132,890
--------------------------------------------------------------------------------
Corporate Bond - 0.2%
Retail - Internet - 0.2%
$ 30,338,000       Amazon.com, Inc., zero coupon
                     senior discount notes, due 5/1/08
                     (cost $19,514,415) ...................           20,288,538
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
 177,200,000       ABN AMRO Securities, Inc., 5.34%
                     dated 10/29/99, maturing 11/1/99,
                     to be repurchased at $177,278,854
                     collateralized by $146,022,587 in
                     Fannie Mae, 5.75%-7.577%, 2/1/09-
                     11/1/30; $154,410,154 in Freddie Mac,
                     5.781%-11.34%, 5/1/00-9/1/29;
                     $54,261,007 in Ginnie Mae, 5.8312%-
                     7.50%, 12/15/13-9/15/29; with respective
                     values of $55,532,139, $76,671,125
                     and $48,540,737 (cost $177,200,000) ..          177,200,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.5%
                   Fannie Mae:
  25,000,000         4.80%, 11/26/99 ......................           24,909,028
  50,000,000         5.00%, 12/10/99 ......................           49,724,292
  25,000,000         5.50%, 1/18/00 .......................           24,703,500
  50,000,000         4.69%, 2/7/00 ........................           49,251,000
  25,000,000         5.54%, 2/14/00 .......................           24,598,750
                   Freddie Mac
  50,000,000         4.70%, 11/12/99 ......................           49,928,194
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $223,104,222) ........          223,114,764
--------------------------------------------------------------------------------
Total Investments (total cost $6,686,197,397) - 99.6% .....        9,025,736,192
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%         34,146,565
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  9,059,882,757
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

32  Janus Equity Funds / October 31, 1999

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   2.1%                  $    192,987,785
Finland                                   8.8%                       796,555,185
Germany                                   2.1%                       186,786,242
Netherlands                               1.3%                       118,190,288
United Kingdom                            1.5%                       133,433,755
United States++                          84.2%                     7,597,782,937
--------------------------------------------------------------------------------
Total                                   100.0%                  $  9,025,736,192

++Includes Short-Term Securities (79.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Euro 12/9/99                     313,000,000    $    328,837,800    $  8,509,555
Euro 4/7/00                      160,850,000         167,557,445       7,433,498
--------------------------------------------------------------------------------
Total                                           $    496,395,245    $ 15,943,053

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  33

Janus | Olympus Fund

[PHOTO]
Claire Young
portfolio manager

Janus Olympus Fund gained 88.34% for our fiscal year ended October 31, 1999, substantially outpacing its benchmark index, the S&P 500, which returned 25.66%.(1) For the period, the Fund achieved a top-decile ranking of 12th out of 278 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Overall, I was gratified that many of the investment theses we have identified over the past year have begun to bear fruit, as evidenced by the Fund's performance. Our focus on leading growth companies enabled us to benefit from several exciting industry trends.

Among the most dynamic industries today is the consumer-targeted electronic commerce business. Despite its embryonic state, the area has already seen its share of consolidation as companies attempt to gain scale in order to stay competitive. Giant media players started swallowing second-tier portals, and the largest e-commerce sites expanded their offerings to other competitive areas. The market leaders continued to gain share of time spent online as well as advertising dollars.

America Online, the leading Internet and online service provider, was one main beneficiary of this trend. AOL maintained its share of new-user signings as well as its potent pricing. Amazon.com, the premier online retailer, capitalized on its loyal and growing customer base by introducing new categories of products such as consumer electronics and toys. While the company invested heavily in its warehouse capabilities to maintain excellent customer response times, it also began growing high-return, low-investment areas such as auctions and electronic malls.

Explosive Internet usage spurred corporations to accelerate their infrastructure investments. In the area of communications, the increased traffic forced service providers to boost network capacity. For corporations in general, technology spending remained robust in order to stay abreast with the growth of consumers and partners accessing their Web sites.

One company capitalizing on the increased capital expenditures is Sun Microsystems. While continuing to benefit from its leading Web server position, Sun expanded into the communications space with service provider offerings to manage the convergence of voice, data and wireless traffic. JDS Uniphase, a photonic component manufacturer, saw tremendous demand as telecommunications and cable operators deployed its offerings to expand fiber-optic capacity by dividing light into different wavelengths. In the area of corporate spending, Veritas, a storage management software company, benefitted from the explosion of data created by companies' computer systems. With its extensive original equipment manufacturer relationships, Veritas is becoming the prime vendor of backup, recovery and disk management systems for both UNIX and NT storage solutions. Finally, as more business is transacted over the World Wide Web, VeriSign, which enables secure electronic commerce over the Internet, continued to experience accelerating demand for its consumer and enterprise digital certificate services.

Another important area, worldwide wireless communications, also exceeded expectations. In the United States, wireless penetration of 24% still lags many European countries but is rising rapidly. Fragmented regional networks are being consolidated into larger ones to offer seamless coverage. Carriers are increasing capacity as mobile usage for voice grows and new applications, such as wireless data transmission, appear on the horizon. New

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          89.5%                    80.3%
  Foreign                                         17.4%                     7.4%
  European                                        14.8%                     7.4%
Top 10 Equities (% of Assets)                     32.8%                    35.6%
Number of Stocks                                     64                       49
Cash & Cash Equivalents                           10.5%                    19.7%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Telecommunication Equipment                        6.8%                     2.2%
Cellular Telecommunications                        6.2%                     1.2%
Networking Products                                4.9%                     6.3%
Electronic Components -
  Semiconductors                                   4.7%                      --
Internet Software                                  4.5%                     3.3%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                    5.4%                     2.2%
Sun Microsystems, Inc.                             4.5%                      --
VERITAS Software Corp.                             3.6%                     2.1%
Cisco Systems, Inc.                                3.3%                     4.5%
JDS Uniphase Corp.                                 3.1%                     1.2%
Tiffany & Co.                                      2.7%                      --
America Online, Inc.                               2.7%                     3.3%
Amazon.com, Inc.                                   2.6%                      --
Vodafone AirTouch Group PLC (ADR)                  2.5%                      --
Time Warner, Inc.                                  2.4%                     3.4%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) A capital appreciation fund is defined by Lipper as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

34 Janus Equity Funds / October 31, 1999 handheld terminals are being introduced, not just for phone usage, but also to surf the Web, receive messages and access computer networks.

Nokia, the leading mobile phone and network supplier, continued its aggressive pace of innovation to create products that allow access to information anytime or anywhere, whether for wireless LANs in the office or devices that combine voice, data and video for consumers on the go. At the same time, Conexant Systems and Texas Instruments benefitted from the semiconductor chips they provide for these mobile communication devices. And on the service end, newly merged Vodafone/AirTouch is poised to reap rewards from the introduction of data products beginning next year.

Some of our investments, however, did not live up to expectations. McKesson/HBO Corporation was sold when the company announced it had improperly accounted for past software sales. Boston Scientific was liquidated as manufacturing inefficiencies and product recalls cast a cloud over the company's prospects, despite the efforts of a new CEO. Lastly, Warner-Lambert was sold as safety concerns surfaced about its diabetes drug, Rezulin.

As we enter a new millennium, the U.S. economy continues to grow at a healthy pace. Near-term fears of the Year 2000 will soon pass, and companies can focus again on growth opportunities. If inflation remains benign, the market should continue to reward companies that have superior growth and earnings characteristics. I believe we are well positioned to benefit from the leadership that our companies demonstrate.

Thank you for your continued investment in Janus Olympus Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($35,884) as compared to the S&P 500 Index ($23,621).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 88.34%
Since 12/29/95*, 39.46%

Janus Olympus Fund - $35,884

S&P 500 Index - $23,621

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.5%
Apparel Manufacturer - 0.9%
     450,000       Gucci Group N.V. - New York Shares .....     $     36,337,500

Audio and Video Products -  1.0%
     434,195       Gemstar International Group, Ltd.* .....           37,720,691

Broadcast Services and Programming - 3.1%
     525,000       Clear Channel Communications, Inc.* ....           42,196,875
     622,725       Grupo Televisa S.A. (GDR) ..............           26,465,812
     600,000       UnitedGlobalCom, Inc. - Class A* .......           52,200,000

                                                                     120,862,687
Cable Television - 3.4%
   1,650,000       Comcast Corp. - Special Class A ........           69,506,250
   1,405,065       Cox Communications, Inc. - Class A* ....           63,842,641

                                                                     133,348,891
Cellular Telecommunications - 6.2%
     592,000       Nextel Communications, Inc. - Class A* .           51,023,000
   1,550,000       Orange PLC*,** .........................           38,280,712
     425,000       Powertel, Inc.* ........................           25,021,875
   2,000,000       Vodafone AirTouch PLC (ADR) ............           95,875,000
     316,045       VoiceStream Wireless Corp.* ............           31,209,444

                                                                     241,410,031
Commerical Banks - 0.9%
   1,226,100       Firstar Corp. ..........................     $     36,016,687

Commerical Services - 1.0%
     976,042       Paychex, Inc. ..........................           38,431,654

Computer Data Security - 1.7%
     520,000       VeriSign, Inc.* ........................           64,220,000

Computer Software - 1.8%
     770,000       Microsoft Corp.* .......................           71,273,125

Computers - Integrated Systems - 3.5%
     500,000       ASM Lithography Holding N.V. (ADR)* ....           36,312,500
     140,000       Brocade Communications Systems, Inc.* ..           37,660,000
     224,985       Comverse Technology, Inc.* .............           25,535,797
   1,428,452       Psion PLC** ............................           35,862,387

                                                                     135,370,684
Computers - Memory Devices - 3.6%
   1,300,000       VERITAS Software Corp.* ................          140,237,500

Computers - Micro -  4.5%
   1,650,000       Sun Microsystems, Inc.* ................          174,590,625

Distribution and Wholesale - 0.9%
     450,985       Costco Wholesale Corp. .................           36,219,733

Diversified Operations - 1.2%
   1,200,000       Tyco International, Ltd. ...............           47,925,000

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  35

Janus | Olympus Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 4.7%
     625,000       Conexant Systems, Inc.* ................     $     58,359,375
     800,000       Taiwan Semiconductor Manufacturing
                     Company, Ltd. (ADR)* .................           27,700,000
     700,000       Texas Instruments, Inc. ................           62,825,000
     450,000       Xilinx, Inc.* ..........................           35,381,250

                                                                     184,265,625
Fiber Optics - 4.2%
     725,000       JDS Uniphase Corp.* ....................          120,984,375
     187,795       Sycamore Networks, Inc.* ...............           40,375,925

                                                                     161,360,300
Finance - Investment Bankers/Brokers - 0.9%
     940,000       Charles Schwab Corp. ...................           36,601,250

Instruments - Scientific - 0.9%
     550,000       PE Corp./PE Biosystems Group ...........           35,681,250

Internet Software - 4.5%
     800,000       America Online, Inc.* ..................          103,750,000
     223,005       Digital Island, Inc.* ..................           15,052,838
     375,000       RealNetworks, Inc.* ....................           41,132,813
     100,000       Vignette Corp.* ........................           15,800,000

                                                                     175,735,651
Machinery - General Industrial - 1.6%
     700,000       Applied Materials, Inc.* ...............           62,868,750

Medical - Biomedical and Genetic - 3.5%
     503,935       Amgen, Inc.* ...........................           40,188,816
     500,000       Biogen, Inc.* ..........................           37,062,500
     435,895       Enzon, Inc.* ...........................           12,777,172
     317,530       Genentech, Inc.* .......................           46,279,997

                                                                     136,308,485
Medical - Drugs - 1.5%
     900,000       Pfizer, Inc. ...........................           35,550,000
     450,000       Schering-Plough Corp. ..................           22,275,000

                                                                      57,825,000
Medical Instruments - 1.2%
   1,400,000       Medtronic, Inc. ........................           48,475,000

Money Center Banks - 1.5%
   1,350,000       Bank of New York Company, Inc. .........           56,531,250

Multimedia - 2.4%
   1,350,000       Time Warner, Inc. ......................           94,078,125

Networking Products - 4.9%
   1,750,000       Cisco Systems, Inc.* ...................          129,500,000
     220,000       Juniper Networks, Inc.* ................           60,637,500

                                                                     190,137,500
Retail - Apparel and Shoe - 2.0%
   1,200,000       AnnTaylor Stores Corp.* ................           51,075,000
     700,000       Gap, Inc. ..............................           25,987,500

                                                                      77,062,500
Retail - Building Products - 0.8%
     400,000       Home Depot, Inc. .......................           30,200,000

Retail - Drug Store - 1.0%
   1,500,000       Walgreen Co. ...........................           37,781,250

Retail - Internet - 3.2%
   1,450,000       Amazon.com, Inc.* ......................          102,406,250
     150,000       eBay, Inc.* ............................           20,268,750

                                                                     122,675,000
Retail - Jewelry - 2.7%
   1,750,000       Tiffany & Co. ..........................     $    104,125,000

Retail - Office Supplies - 0.7%
   1,280,000       Staples, Inc.* .........................           28,400,000

Satellite Telecommunications - 1.3%
     800,000       EchoStar Communications Corp.* .........           49,500,000

Telecommunication Equipment - 6.8%
     850,000       Lucent Technologies, Inc. ..............           54,612,500
   1,800,000       Nokia Oyj (ADR) ........................          208,012,500

                                                                     262,625,000
Telecommunication Services - 3.2%
   1,648,396       COLT Telecom Group PLC*,** .............           49,228,325
     300,000       COLT Telecom Group PLC (ADR)*,** .......           35,550,000
     527,104       United Pan-Europe Communications N.V.*,**          40,498,325

                                                                     125,276,650
Telephone - Integrated - 2.3%
     400,000       MCI WorldCom, Inc.* ....................           34,325,000
     900,180       NEXTLINK Communications, Inc. - Class A*           53,842,016

                                                                      88,167,016
--------------------------------------------------------------------------------
Total Common Stock (cost $2,176,732,286) ..................        3,479,645,410
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.9%
                   Associates Corp N.A.
$153,500,000         5.30%, 11/1/99
                     (amortized cost $153,500,000) ........          153,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.8%
                   Fannie Mae:
  50,000,000         4.775%, 11/12/99 .....................           49,927,889
  50,000,000         4.96%, 11/15/99 ......................           49,902,778
  50,000,000         4.70%, 11/17/99 ......................           49,895,556
  50,000,000         5.52%, 1/20/00 .......................           49,392,000
                   Federal Home Loan Bank System
  25,000,000         5.50%, 2/28/00 .......................           24,543,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $223,660,597) ........          223,661,973
--------------------------------------------------------------------------------
Total Investments (total cost $2,553,892,883) -  99.2% ....        3,856,807,383
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities  - 0.8%        30,640,665
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  3,887,448,048
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

36  Janus Equity Funds / October 31, 1999

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   1.2%                  $     47,925,000
Finland                                   5.4%                       208,012,500
Mexico                                    0.7%                        26,465,812
Netherlands                               2.9%                       113,148,325
Taiwan                                    0.7%                        27,700,000
United Kingdom                            6.6%                       254,796,424
United States++                          82.5%                     3,178,759,322
--------------------------------------------------------------------------------
Total                                   100.0%                  $  3,856,807,383

++Includes Short-Term Securities (72.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/18/99            31,200,000    $     51,286,560    ($  453,610)
British Pound 4/7/00              39,800,000          65,443,140         448,638
Euro 12/9/99                      12,500,000          13,132,500         243,964
Euro 4/20/00                      39,400,000          41,011,460       2,344,300
--------------------------------------------------------------------------------
Total                                           $    170,873,660    $  2,583,292

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  37

Janus | Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

We are pleased to report that Janus Overseas Fund returned 41.77% for the 12-month period ended October 31, 1999, while our benchmark, the Morgan Stanley Capital International EAFE Index, gained 23.03%.(1) This strong performance placed the Fund 35th out of 589 international funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The current outlook for the global economy is in some respects the inverse of one year ago. Last fall, investor concerns centered on the risk of global deflation because of the ongoing recession in Japan and the economic implosion in Asian emerging markets. Today, the Japanese economy has bottomed, and most of the Asian emerging markets have seen a marked rebound in economic activity. With growth in the U.S. remaining robust and European activity accelerating, interest rates have moved up from last year's lows on heightened concerns over potential inflation.

In this volatile environment, our strategy has remained consistent: focusing on great individual international companies that can create shareholder value regardless of short-term fluctuations in the economy. An increasingly rich area for finding these companies has been in the converging world of technology and telecommunications. In particular, we are excited about investment opportunities being created by the ever-increasing demand for data delivery technologies such as wireless and the Internet.

The Internet is creating new services and service providers. One of the Fund's strongest performers has been Softbank, the Japanese company responsible for funding leading Internet companies such as Yahoo! and E-Trade as well as bringing these and other Internet businesses into Japan. As Internet content becomes richer, demand for broadband connectivity also increases. Cable companies such as NTL and Telewest in the UK, Dutch-based United Pan-European Communications and Rogers Communications in Canada are particularly well positioned with their high-capacity networks.

We have also found opportunities among technological enablers of the Internet, such as Canadian telecom equipment giant Nortel Networks and the Canadian/U.S. firm JDS Uniphase. These two lead the "photonics" revolution - the technology of increasing network capacity by breaking down a fiber-optic strand into dozens of different wavelengths, each carrying digital signals.

Silicon ultimately powers the Internet. As such, we have invested in semiconductor leaders ST Microelectronics in France, Philips Electronics in the Netherlands and Galileo Technologies in Israel. We are also positive about companies that enable semiconductor manufacturers to continue to increase the performance of their chips, such as Dutch technology company ASM Lithography. Further down the silicon foodchain, we have invested in Taiwan Semiconductor Manufacturing Company (TSMC), the world's leading semiconductor foundry. We expect TSMC to continue to outpace overall industry growth because of the ongoing trend toward the outsourcing of semiconductor fabrication.

The Internet is just now beginning to go mobile, creating new opportunities for cellular phone service providers worldwide. Japan's NTT DoCoMo in particular has emerged as the mobile data pioneer, with its new "I-mode" data service expected to garner more than four million customers in the first year. Although DoCoMo has been an extraordinarily strong performer, we've also been pleased by the performance of the Fund's other investments in

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          94.3%                    85.7%
  Foreign                                         87.3%                    83.1%
Top 10 Equities (% of Assets)                     34.4%                    23.1%
Number of Stocks                                    110                      146
Cash & Cash Equivalents                            5.7%                    14.3%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Cellular Telecommunications                       14.9%                     5.0%
Telecommunication Services                        10.9%                     5.9%
Telecommunication Equipment                        9.9%                     5.0%
Diversified Operations                             5.3%                     7.9%
Computer Services                                  4.4%                     5.1%
--------------------------------------------------------------------------------
Top 5 Countries                        October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Japan                                             19.2%                     9.4%
United Kingdom                                    11.6%                    16.6%
Netherlands                                        8.6%                     7.8%
Canada                                             7.7%                     0.8%
Finland                                            6.8%                     5.8%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                  October 31,1999         October 31, 1998
--------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.            7.9%                     2.4%
Nokia Oyj                                          5.7%                     4.5%
Mannesmann A.G                                     3.9%                     3.1%
China Telecom, Ltd.                                3.0%                     0.4%
COLT Telecom Group PLC                             2.9%                     1.8%
Tyco International, Ltd.                           2.6%                      --
Koninklijke (Royal) Philips Electronics N.V        2.3%                     1.1%
Softbank Corp.                                     2.1%                      --
Vodafone AirTouch PLC                              2.0%                     0.5%
UnitedGlobalCom, Inc.                              2.0%                      --
--------------------------------------------------------------------------------

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines an international fund as one that "invests its assets in securities with primary trading markets outside of the United States." As of October 31, 1999, Janus Overseas Fund ranked 1/217 for the 5-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

38 Janus Equity Funds / October 31, 1999 leading-edge wireless operators. These include Finland's Sonera, Mannesmann in Germany, Vodafone and Orange in the U.K, China Telecom and SK Telecom in Korea.

As these cellular companies upgrade their networks to accommodate both accelerating subscriber growth and new data applications, leading telecom equipment firms like Nokia in Finland and Sweden's Ericsson will also continue to benefit. Nokia has been a notable performer as it continued to extend market share in both its network infrastructure and cellular handset businesses. Adding to our excitement for Nokia is our belief that new mobile applications, such as wireless LANs and handsets designed for the upcoming era of high-speed mobile Internet access, will further increase market opportunities.

Not all of our companies contributed to the Fund's strong performance, however. Wolters Kluwer, a Dutch publisher and long-time holding, declined due to rising expenses as the company undertook initiatives to adapt to the Internet and online distribution. We consequently liquidated the position.

Looking ahead, when evaluating potential investments, we will remain focused on the fundamentals of individual companies and carefully watch valuation levels. Given the opportunities in the exciting businesses we have discussed in this letter - and in the other dynamic parts of the global economy, such as business services, healthcare, and financial services - we hope to continue to find international companies that will provide compelling investment returns over the long term.

Once again, thank you for your investment and confidence in Janus Overseas Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($27,353) as compared to the Morgan Stanley Capital International EAFE Index ($16,201).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 41.77%
Five Year, 21.43%
Since 5/2/94*, 20.08%

Janus Overseas Fund - $27,353

Morgan Stanley
Capital International
EAFE Index - $16,201

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 90.6%
Apparel Manufacturers - 0.4%
      28,014       Gucci Group N.V.** .....................     $      2,242,169
     245,520       Gucci Group N.V. - New York Shares** ...           19,825,740

                                                                      22,067,909
Audio and Video Products - 1.4%
     490,200       Sony Corp.** ...........................           76,376,471

Brewery - 0.4%
   1,832,000       Kirin Brewery Company, Ltd.** ..........           20,960,205

Broadcast Services and Programming - 1.7%
     740,700       Grupo Televisa S.A. (GDR) ..............           31,479,750
     760,035       UnitedGlobalCom, Inc. - Class A* .......           66,123,045

                                                                      97,602,795
Cable Television - 3.4%
   4,386,650       Le Groupe Videotron ltee.**,# ..........           62,628,085
     257,835       Rogers Communications, Inc.*,** ........            5,188,929
   4,483,610       Rogers Communications, Inc. - Class B*,**          90,836,616
   8,174,831       Telewest Communications PLC*,** ........           35,010,749

                                                                     193,664,379
Cellular Telecommunications - 14.9%
  10,648,000       China Telecom, Ltd.*,** ................     $     36,454,879
   2,001,470       China Telecom, Ltd. (ADR)*,** ..........          135,099,225
      16,715       NTT Mobile Communications
                     Network, Inc.** ......................          443,661,648
   1,171,990       Orange PLC*,** .........................           28,944,911
   2,073,390       Partner Communications Company,
                     Ltd. (ADR)* ..........................           32,655,893
   4,495,080       Telecom Italia Mobile S.p.A.** .........           28,134,718
     866,130       Telesp Celular Participacoes S.A. (ADR)*           21,328,451
  13,575,675       Vodafone AirTouch PLC** ................           63,042,000
   1,073,660       Vodafone AirTouch PLC (ADR)** ..........           51,468,576

                                                                     840,790,301
Commerical Banks - 2.0%
   1,273,332       Argentaria, Caja Postal y Banco Hipotecario
                     de Espana, S.A.** ....................           28,238,881
   1,156,920       Banco Santander Central Hispano S.A.** .           12,001,730
     536,936       Bipop - Carire S.p.A.** ................           22,720,593
      11,169       Julius Baer Holding A.G. - Class B** ...           33,608,073
   3,877,853       UniCredito Italiano S.p.A.** ...........           18,121,084

                                                                     114,690,361
Computer Data Security - 0.4%
     620,424       Baltimore Technologies PLC*,** .........           19,088,508
      53,640       Check Point Software Technologies, Ltd*             6,205,477

                                                                      25,293,985

See Notes to Schedules of Investments

                                       Janus Equity Funds / October 31, 1999  39

Janus | Overseas Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computer Services - 4.4%
     517,376       Atos S.A.*,** ..........................     $     66,233,384
     239,800       Cap Gemini S.A.** ......................           36,294,018
     465,829       CMG PLC** ..............................           18,150,352
   1,711,420       Getronics N.V.** .......................           85,262,551
   2,574,401       Logica PLC** ...........................           39,201,825

                                                                     245,142,130
Computer Software - 0.4%
     580,393       Tietoenator Oyj** ......................           20,130,728

Computers - Integrated Systems - 2.6%
     339,813       ASM Lithography Holding N.V.*,** .......           23,965,466
     264,296       ASM Lithography Holding N.V. (ADR)*,** .           19,194,497
     136,766       Equant N.V.*,** ........................           13,296,681
     152,195       Equant N.V. - New York Shares*,** ......           14,762,915
   1,732,000       Fujitsu, Ltd.** ........................           52,112,664
   1,894,765       SEMA Group PLC** .......................           24,772,168

                                                                     148,104,391
Computers - Micro - 0.4%
  23,174,000       Legend Holdings, Ltd.** ................           24,756,262

Diversified Operations - 5.3%
     685,419       Bombardier, Inc.** .....................           12,092,340
   3,071,438       Hays PLC** .............................           34,980,561
     783,135       Seagram Company, Ltd. ..................           38,667,291
   3,710,959       Tyco International, Ltd. ...............          148,206,425
     878,590       Vivendi** ..............................           66,533,998

                                                                     300,480,615
Electronic Components - 3.2%
     728,685       Koninklijke (Royal) Philips Electronics N.V.**     74,673,726
     526,508       Koninklijke (Royal) Philips Electronics N.V.
                     - New York Shares** ..................           54,723,925
   2,567,000       NEC Corp.** ............................           51,900,801

                                                                     181,298,452
Electronic Components - Semiconductors - 2.6%
     388,745       Chartered Semiconductor (ADR)* .........           12,901,475
   1,479,270       Galileo Technology, Ltd.* ..............           33,838,301
      47,900       Rohm Company, Ltd.** ...................           10,717,368
     317,476       STMicroelectronics N.V.** ..............           27,862,543
       8,385       STMicroelectronics N.V.
                     - New York Shares** ..................              761,987
   1,746,719       Taiwan Semiconductor Manufacturing
                     Company, Ltd. (ADR)* .................           60,480,145

                                                                     146,561,819
Engineering - Research and Development - 0.4%
     238,319       ABB, Ltd.*,** ..........................           24,008,058

Fiber Optics - 1.6%
     546,251       JDS Uniphase Corp.* ....................           91,155,636

Food - Catering - 0.5%
   2,648,369       Compass Group PLC** ....................           28,548,451

Food - Retail - 0.3%
      90,686       Carrefour S.A.** .......................           16,775,532

Human Resources - 0.6%
   2,496,195       Capita Group PLC** .....................           33,300,532

Internet Content - 2.4%
     280,600       Softbank Corp.** .......................          116,423,674
     602,735       StarMedia Network, Inc.* ...............           17,328,631

                                                                     133,752,305
Internet Software - 0.4%
     167,370       Internet Initiative Japan, Inc.* .......     $      8,996,138
     112,451       Intershop Communications A.G.*,** ......           14,064,803

                                                                      23,060,941
Life and Health Insurance - 0.8%
   2,818,347       Prudential PLC** .......................           44,142,051

Machinery - General Industrial - 3.9%
   1,377,203       Mannesmann A.G.** ......................          216,981,631

Medical - Drugs - 2.3%
   1,917,000       Takeda Chemical Industries, Ltd.** .....          110,030,902
     433,000       Yamanouchi Pharmaceutical Company, Ltd.**          19,625,231

                                                                     129,656,133
Metal Processors and Fabricators - 1.2%
   5,838,514       Assa Abloy A.B. - Class B ..............           64,846,998

Money Center Bank - 1.9%
   1,473,450       Banco Bilbao Vizcaya S.A.*,** ..........           19,791,998
   2,450,441       DBS Group Holdings, Ltd.** .............           27,687,883
   4,351,000       Fuji Bank, Ltd.** ......................           59,619,847

                                                                     107,099,728
Multimedia - 1.4%
   1,128,382       Corus Entertainment, Inc. - Class B*,**            17,644,154
   2,064,281       Shaw Communications, Inc. - Class B** ..           62,802,757

                                                                      80,446,911
Oil Companies - Integrated - 0.6%
     227,601       Total Fina S.A.** ......................           30,739,774

Petrochemicals - 0.4%
   2,047,798       Reliance Industries, Inc.*,+ ...........           25,239,110

Property and Casualty Insurance - 0.2%
     678,000       Tokio Marine & Fire Insurance
                     Company, Ltd.** ......................            8,868,049

Publishing - Newspapers - 0.6%
   1,894,000       Singapore Press Holdings, Ltd.** .......           32,442,364

Recycling - 0.2%
     357,238       Tomra Systems A.S.A ....................           13,661,811

Retail - Diversified - 0.6%
     404,000       Ito-Yokado Company, Ltd.** .............           32,285,919

Retail - Internet - 0.2%
   4,009,742       QXL, Ltd.*,** ..........................           13,586,844

Retail - Restaurants - 0.2%
   1,883,796       TelePizza S.A.*,** .....................           10,058,216

Security Services - 0.9%
   3,518,656       Securitas A.B. - Class B ...............           52,107,843

Telecommunication Equipment - 9.9%
     373,795       Comverse Technology, Inc.* .............           42,425,732
      41,000       Matsushita Communication Industrial
                     Company, Ltd.** ......................            6,883,094
   1,602,895       Nokia Oyj** ............................          183,314,687
   1,197,160       Nokia Oyj (ADR)** ......................          138,346,802
   1,601,780       Nortel Networks Corp. ..................           99,210,249
   1,066,082       Telefonaktiebolaget L.M. Ericsson
                     - Class B ............................           44,257,122
     996,972       Telefonaktiebolaget L.M. Ericsson (ADR)            42,620,553

                                                                     557,058,239

See Notes to Schedules of Investments.

40  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 10.9%
   1,993,740       Amdocs, Ltd.* ..........................     $     55,450,894
     303,595       BCE, Inc.** ............................           18,287,115
   5,532,266       COLT Telecom Group PLC*,** .............          165,217,694
     152,260       Dacom Corp. ............................           18,659,622
   2,059,613       Energis PLC*,** ........................           65,471,429
   1,002,055       FirstCom Corp.* ........................           11,085,233
     564,253       NTL, Inc.* .............................           42,530,570
       3,291       NTT Data Corp.** .......................           52,032,844
   4,113,420       SK Telecom Company, Ltd. (ADR)* ........           53,731,549
   1,678,231       Sonera Oyj** ...........................           50,359,479
   1,080,865       United Pan-Europe Communications N.V.*,**          83,044,755

                                                                     615,871,184
Telephone - Integrated - 3.2%
       1,857       Nippon Telegraph & Telephone Corp.** ...           28,470,666
   2,702,819       Telefonica S.A.** ......................           44,430,079
     117,316       Telefonica S.A. (ADR)** ................            5,858,468
     926,515       Telefonos de Mexico S.A. (ADR) .........           79,217,032
   1,917,679       Versatel Telecom International N.V.** ..           23,783,803

                                                                     181,760,048
Therapeutics - 0.6%
     805,130       QLT PhotoTherapeutics, Inc.* ...........           34,117,384

Transportation - Air Freight - 0.9%
   1,923,393       TNT Post Group N.V.** ..................           48,922,290
--------------------------------------------------------------------------------
Total Common Stock (cost $3,211,887,297) ..................        5,108,414,785
--------------------------------------------------------------------------------
Preferred Stock - 3.7%
Automotive - Cars and Light Trucks - 1.1%
      23,189       Porsche A.G.** .........................           63,125,548

Broadcast Services and Programming - 0.9%
     811,940       UnitedGlobalCom, Inc., convertible, 7.00%+         48,208,938

Diversified Financial Services - 0.6%
     172,092       Marschollek, Lautenschlaeger und
                     Partner A.G.** .......................           36,265,898

Telephone - Integrated - 1.1%
     796,145       Telecomunicacoes Brasileiras S.A. (ADR)            61,999,792
--------------------------------------------------------------------------------
Total Preferred Stock (cost $173,932,576) .................          209,600,176
--------------------------------------------------------------------------------
Rights - 0%
     743,166       Telewest Communications PLC*,**
                     (cost $0)` ...........................              670,704
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.4%
                   Associates Corp. N.A.
$202,200,000         5.30%, 11/1/99 .......................          202,200,000
                   CIT Holding Corp.
 100,000,000         5.26%, 11/1/99 .......................          100,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $302,200,000) ...........................          302,200,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                   Fannie Mae:
  85,000,000         4.775%, 11/12/99 .....................           84,877,671
  25,000,000         5.54%, 2/14/00 .......................           24,598,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $109,473,713) ........          109,476,421
--------------------------------------------------------------------------------
Total Investments (total cost $3,797,493,586) - 101.6% ....        5,730,362,086
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.6%)     (90,381,990)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  5,639,980,096
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   2.6%                  $    148,206,424
Brazil                                    1.5%                        83,328,243
Canada                                    7.7%                       441,474,918
Finland                                   6.8%                       392,151,696
France                                    3.8%                       216,576,704
Germany                                   5.8%                       330,437,880
Hong Kong                                 3.4%                       196,310,366
India                                     0.4%                        25,239,110
Israel                                    1.2%                        66,494,194
Italy                                     1.2%                        68,976,395
Japan                                    19.2%                     1,098,965,521
Mexico                                    1.9%                       110,696,782
Netherlands                               8.6%                       492,323,047
Norway                                    0.2%                        13,661,811
Singapore                                 1.0%                        60,130,247
South Korea                               1.3%                        72,391,171
Spain                                     2.1%                       120,379,372
Sweden                                    3.6%                       203,832,516
Switzerland                               1.0%                        57,616,131
Taiwan                                    1.1%                        60,480,145
United Kingdom                           11.6%                       665,597,364
United States++                          14.0%                       805,092,049
--------------------------------------------------------------------------------
Total                                   100.0%                  $  5,730,362,086

++Includes Short-Term Securities  (6.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 12/9/99             71,000,000    $    116,723,999   ($ 2,183,719)
Canadian Dollar 11/18/99          14,300,000           9,725,906         112,550
Canadian Dollar 4/7/00            63,700,000          43,466,394         110,019
Euro 12/3/99                     153,400,000         161,238,740       1,595,360
Euro 4/14/00                     116,000,000         120,790,800       4,489,200
Euro 4/20/00                      17,600,000          18,319,840       1,047,200
Hong Kong Dollar
  5/7/01                        1,067,000,000        135,354,560     (1,002,003)
Japanese Yen 11/18/99           9,630,000,000         92,527,559     (8,935,982)
Japanese Yen 12/3/99            5,800,000,000         55,729,256     (7,395,922)
Japanese Yen 4/14/00            6,800,000,000         65,351,877         539,596
Japanese Yen 4/20/00             800,000,000           7,688,530         102,666
Singapore Dollar 7/16/01          28,000,000          17,671,190       (351,495)
Swiss Franc 12/3/99               17,000,000          11,221,122          73,915
--------------------------------------------------------------------------------
Total                                           $    855,809,773   ($11,798,615)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  41

Janus | Special Situations Fund

[PHOTO]
David Decker
portfolio manager

Janus Special Situations Fund returned 56.54% for the period ending October 31, 1999, versus a 25.66% gain by the S&P 500 Index.(1) This strong performance earned the Fund a top-quartile ranking, placing it 52nd out of 278 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

As Janus Special Situations Fund approaches its third year of existence, I want to take a moment to discuss once again what a "special situation" is and what it is we're trying to achieve.

I'm often asked whether Janus Special Situations is a growth fund or a value fund. My answer is, "Both." This is because I believe the Fund should not be confined to a limiting category. The goal of this fund is to uncover companies whose valuations, from our perspective, are not being properly recognized by Wall Street. In so doing, we hope to provide a portfolio of stocks that has an attractive risk/reward relationship.

While this does in fact lead us to stocks that have been beaten up and might rightly be considered "value," it also leads us to stocks with price-to-earnings (P/E) valuations that might suggest "growth." The reason for this is that whether a stock is considered growth or value is typically determined using price to trailing earnings (P/E) as the primary metric for classification. However, while P/E is a good tool for approximating value, it is not the only tool, and there are often opportunities that can be missed if P/E alone is used to determine what is cheap and what is not.

Take, for example, Maxim Integrated Products and Linear Technology, two leaders in analog semiconductor manufacturing. When considering these stocks for the Fund, looking only at the P/E multiples could have led us to the conclusion that neither was undervalued. But analog semiconductor manufacturing is a very specialized and unique business, one that generates 70% gross margins, huge cash flows and enormous returns on invested capital (ROIC). The economics of these two companies' businesses are extraordinary and cannot be captured using P/E alone as a tool for valuation. However, digging deeper into each company and focusing on free cash flow and ROIC helped us conclude both were in fact dramatically undervalued.

Essentially, we're looking for companies that may actually be undervalued, even though it isn't entirely obvious. Yet, in order to uncover these kinds of companies, we need to look at valuation from many different angles and identify those businesses we believe are undergoing change or have financial characteristics that are not being recognized by Wall Street.

Looking at some of the individual stocks in the Fund, there were some excellent performers such as Apple (up 116%), Station Casinos (up 118%), Park Place Entertainment (up 32%), and China Telecom Hong Kong (up 38%). Unfortunately, there were also a few stocks that dramatically underperformed and had a negative impact on our overall returns. I'd like to talk about a couple of them.

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          98.9%                    98.6%
  Foreign                                         17.9%                     4.2%
Top 10 Equities (% of Assets)                     54.4%                    61.2%
Number of Stocks                                     41                       36
Cash, Cash Equivalents
  & Fixed-Income Securities                        1.1%                     1.4%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Multimedia                                        14.9%                    13.6%
Cable Television                                  13.1%                    21.9%
Computers - Micro                                  8.5%                     3.6%
Casino Hotels                                      7.7%                      --
Cellular Telecommunications                        6.6%                      --
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Apple Computer, Inc.                               8.5%                     3.6%
Time Warner, Inc.                                  7.4%                     9.0%
Viacom, Inc. - Class B                             7.4%                      --
Comcast Corp. - Special Class A                    6.1%                     6.1%
China Telecom, Ltd.                                5.2%                      --
SBS Broadcasting S.A                               4.1%                     3.8%
Bally Total Fitness Holding Corp.                  4.1%                     4.6%
Cox Communications, Inc. - Class A                 4.0%                      --
Park Place Entertainment Corp.                     4.0%                      --
Staples, Inc.                                      3.6%                      --

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a capital appreciation fund as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions."

Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

42  Janus Equity Funds / October 31, 1999

First, Federal-Mogul, which has been an important position in the Fund since its inception, declined during the period. The company's recent acquisition of Cooper Automotive did not go as smoothly as anticipated, which forced Federal-Mogul to reduce its earnings and cash flow projections. Nonetheless, when we value the company, we believe it is worth substantially more than what it's currently selling for. While it may take some time for the company to regain investor confidence, we certainly won't be selling our position at a fraction of what it's worth. Another poor performer was Tyco International, which lost nearly a quarter of its value in October because of a negative report that questioned the accounting practices of the firm. We have followed Tyco at Janus for about six years and are highly confident the assumptions made in the article were misleading.

The dramatic volatility in these and many other stocks over the last few months highlights a market driven more by psychology and momentum than by valuation. Changing market psychology can and does provide unique opportunities for the Fund. Unfortunately, there are those occasions when we already own a particular company, and it works to our disadvantage. While we obviously don't always succeed in limiting the downside of stocks in the Fund, rest assured that an eye toward downside risk is a primary factor in our stock selection process. I am very enthusiastic about the future of the companies that currently make up your Fund, and I thank you for your continued support.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($23,915) as compared to the S&P 500 Index ($19,212).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 56.54%
Since 12/31/96*, 36.04%

Janus Special Situations Fund - $23,915

S&P 500 Index - $19,212

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 98.9%

Automotive - Truck Parts and Equipment - 4.3%
   2,137,235       Exide Corp.# ...........................     $     18,967,961
   1,288,020       Federal-Mogul Corp. ....................           32,361,502

                                                                      51,329,463
Broadcast Services and Programming - 3.4%
   1,038,110       AT&T Corp./Liberty Media Group - Class A*          41,199,991

Cable Television - 13.1%
   1,747,720       Comcast Corp. - Special Class A ........           73,622,705
   1,050,248       Cox Communications, Inc. - Class A* ....           47,720,643
   1,733,780       Rogers Communications, Inc.* ...........           34,892,322

                                                                     156,235,670
Casino Hotels - 7.5%
   3,617,200       Park Place Entertainment Corp.* ........           47,475,750
   1,750,000       Station Casinos, Inc.* .................           42,328,125

                                                                      89,803,875
Cellular Telecommunications - 6.6%
   2,336,000       China Telecom, Ltd. *,** ...............            7,997,614
     808,620       China Telecom, Ltd. (ADR) *,** .........           54,581,850
      70,000       VoiceStream Wireless Corp.* ............            6,912,500
     255,000       WinStar Communications, Inc.* ..........            9,897,188

                                                                      79,389,152
Chemicals - Specialty - 2.4%
   1,113,010       Cytec Industries, Inc.* ................     $     28,729,571

Circuits - 2.2%
     100,000       Linear Technology Corp. ................            6,993,750
     240,000       Maxim Integrated Products, Inc.* .......           18,945,000

                                                                      25,938,750
Commercial Services - 1.1%
     441,965       Iron Mountain, Inc.* ...................           13,369,441

Computers - Micro - 8.5%
   1,264,405       Apple Computer, Inc.* ..................          101,310,451

Containers - Paper and Plastic - 0.2%
     244,400       Ivex Packaging Corp.* ..................            2,306,525

Diversified Operations - 2.7%
     822,566       Tyco International, Ltd. ...............           32,851,230

Internet Software - 1.8%
     500,000       EarthLink Network, Inc.* ...............           21,031,250

Machinery - Construction and Mining - 0.3%
     128,000       Terex Corp.* ...........................            3,384,000

Money Center Banks - 0.9%
     980,000       DBS Group Holdings, Ltd. ...............           11,073,160

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  43

Janus | Special Situations Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multimedia - 14.9%
      55,000       Corus Entertainment, Inc. - Class B* ...     $        860,018
   1,274,730       Time Warner, Inc. ......................           88,832,747
   1,974,770       Viacom, Inc. - Class B* ................           88,370,957

                                                                     178,063,722
Office Automation and Equipment - 0.7%
     187,210       Pitney Bowes, Inc. .....................            8,529,756

Oil Companies - Exploration and Production - 0.5%
   1,653,075       Magnum Hunter Resources, Inc.*,# .......            5,682,445

Optical Supplies - 2.9%
     322,980       Allergan, Inc. .........................           34,679,978

Petrochemicals - 1.9%
   1,848,031       Reliance Industries, Inc.*,+ ...........           22,776,982

Pipelines - 3.0%
     904,080       Enron Corp. ............................           36,106,695

Printing - Commercial - 1.3%
     358,800       Valassis Communications, Inc.* .........           15,428,400

Publishing - Periodicals - 2.0%
     950,000       Playboy Enterprises, Inc. - Class B*,# .           24,343,750

Real Estate Investment Trusts - 0%
       1,666       Property Capital Trust, Inc. ...........                  937

Recreational Centers - 4.1%
   2,022,600       Bally Total Fitness Holding Corp.*,# ...           48,668,813

Retail - Office Supplies - 3.6%
   1,950,000       Staples, Inc.* .........................           43,265,625

Retail - Restaurants - 2.0%
   1,000,000       Jack in the Box, Inc.* .................           24,062,500

Telecommunication Services - 1.1%
     295,280       McLeodUSA, Inc. - Class A* .............           13,176,870

Television - 5.9%
   1,347,500       SBS Broadcasting S.A.*,# ...............           49,352,187
     250,000       Univision Communications, Inc. - Class A*          21,265,625

                                                                      70,617,812
--------------------------------------------------------------------------------
Total Common Stock (cost $904,251,327) ....................        1,183,356,814
--------------------------------------------------------------------------------
Corporate Bond - 0.2%
Casino Hotels - 0.2%
$  3,000,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04
                     (cost $3,153,641) ....................            2,362,500
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Electric - Integrated - 0.9%
      97,000       Reliant Energy, Inc., convertible, 7.00%
                     (Time Warner, Inc.) (cost $7,474,820)            11,130,750
--------------------------------------------------------------------------------
Warrants - 0%
Oil Companies - Exploration and Production - 0%
     551,025       Magnum Hunter Resources, Inc.
                     - expires 7/1/02 (cost $0)* ..........              172,195
--------------------------------------------------------------------------------
Commercial Paper - 0.3%
                   Household Finance Corp.
$  3,600,000         5.30%, 11/1/99
                     (amortized cost $3,600,000) ..........            3,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $918,479,788) - 100.3% ......        1,200,622,259
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)      (3,643,762)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,196,978,497
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   2.7%                  $     32,851,230
Canada                                    3.0%                        35,752,340
Hong Kong                                 5.2%                        62,579,464
India                                     1.9%                        22,776,982
Luxembourg                                4.1%                        49,352,187
Singapore                                 0.9%                        11,073,160
United States++                          82.2%                       986,236,896
--------------------------------------------------------------------------------
Total                                   100.0%                  $  1,200,622,259

++Includes Short-Term Securities (81.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 5/7/01          355,500,000    $     45,097,044    ($  401,353)
--------------------------------------------------------------------------------
Total                                           $     45,097,044    ($  401,353)

See Notes to Schedules of Investments.

44  Janus Equity Funds / October 31, 1999

                                   Janus | Twenty Fund (closed to new investors)

                                                                         [PHOTO]
                                                                 Scott Schoelzel
                                                               portfolio manager

First and foremost, I would like to thank each of you for your continued support and confidence. Janus Twenty Fund had another strong fiscal year, gaining 63.51% versus a 25.66% return posted by the S&P 500 Index.(1) These results placed us 36th out of 278 capital appreciation funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

In last year's letter, I suggested that investors begin to reset their expectations with respect to the types of returns they should anticipate from the stock market. This is where we will begin this year's letter. Annual gains of 50%, 60% or 70% are complete aberrations. While no one is more enthusiastic than I am about prospects for the "new economy" and the profound effects it will have on the way we live, learn and work, let's get real. The returns we've enjoyed these past few years just aren't sustainable. To put things in perspective, the historical annual average return for the market is about 11%. But an annual return of 15% compounded will double your investment in just five years. Naturally, we'll work hard to do better, but I think it's important to realistically set, or reset, your expectations going forward.

As we embarked on the 1999 chapter of our investment journey, I was a little wary. Coming off a 73% calendar year return in 1998, the last thing I wanted to do was go through the classic "first-to-worst" cycle that vexes so many portfolio managers.

My anxiety was well-founded early on. In the second quarter, the portfolio came under intense pressure as investors began to rethink some of the fundamental assumptions supporting many of the themes in the Fund. I must admit that my own confidence wavered some during this period, and, in retrospect, I made some decisions that now seem foolish. As usual, it was our analysts who distinguished themselves during this tumultuous period and convinced me that the sky was indeed not falling and to summon my courage to hang in there. I trimmed our position in America Online only to see it go lower and then meaningfully higher later in the year. While our analysts had a firm grasp of the fundamentals, I now believe I became too focused on some of the shorter-term issues. However, despite my attempts to separate shareholders from their money in AOL, our largest holding, we did have the good sense to hold on to the bulk of the position, and in the aggregate it has performed marvelously.

I also lightened some of our holdings in the pharmaceutical area as the pipelines at Eli Lilly and Warner-Lambert began to show signs of maturing. While the longer-term prospects still look promising, I felt we could do better investing elsewhere.

During the year, we initiated new positions in Sprint PCS and Sun Microsystems that have proven to be wonderful investments. With Microsoft being hampered by the weight of the antitrust trial and the slower-than-expected release of its new server-based operating system, Windows 2000, Sun has seized the opportunity to establish itself as the server and software vendor of choice among "dot.com" and

(continued on next page)

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          83.4%                    81.1%
  Foreign                                         14.7%                     7.0%
Top 20 Equities (% of Assets)                     72.7%                    79.1%
Top 10 Equities (% of Assets)                     52.0%                    59.6%
Number of Stocks                                     37                       23
Cash & Fixed-Income Securities                    16.6%                    18.9%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Computers - Micro                                  9.7%                    11.4%
Telecommunication Equipment                        8.7%                     7.0%
Internet Software                                  8.7%                     7.4%
Cellular Telecommunications                        7.4%                      --
Networking Products                                6.2%                     4.8%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
America Online, Inc.                               8.0%                     7.4%
Nokia Oyj (ADR)                                    7.7%                     5.1%
Cisco Systems, Inc.                                6.2%                     4.8%
Sun Microsystems, Inc.                             6.2%                      --
Microsoft Corp.                                    5.5%                     7.3%
Time Warner, Inc.                                  4.3%                     5.8%
General Electric Co.                               4.0%                     3.9%
Dell Computer Corp.                                3.5%                    10.7%
Sprint Corp./PCS Group                             3.5%                      --
EMC Corp.                                          3.1%                     1.5%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a capital appreciation fund as one that "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1999, Janus Twenty Fund ranked 2/96 for the 5-year period, and 1/55 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 1999  45
telecom companies. Meanwhile, Sprint PCS, with its all-digital wireless network, is keenly poised to benefit from the explosion of wireless data and Internet services. Also in the wireless area, we added to our already sizable position in Nokia, the world's leading supplier of cellular phones, and remain very optimistic on our outlook for the entire wireless industry.

Prospects for the financial services industry also excite us, and we expect our exposure in this area to increase in the months ahead. We're particularly enthusiastic about a recent compromise on legislation that would overhaul the Glass-Steagall Act and set the stage for a number of business combinations in the financial services arena. Our positions in financial giants AIG and American Express added meaningfully to the performance of Janus Twenty Fund this year, and we expect even more from this group in 2000.

In closing, I would again like to thank you for your continued confidence in Janus Twenty Fund. The road ahead is filled with tremendous opportunity, and, together with our outstanding analytical staff, I'm confident that we will navigate our investment journey successfully.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($175,085) as compared to the S&P 500 Index ($113,964).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 63.51%
Five Year, 36.93%
Ten Year, 24.33%
Since 4/30/85*, 21.82%

Janus Twenty Fund - $175,085

S&P 500 Index - $113,964

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 83.4%
Audio and Video Products - 1.5%
     600,000       Gemstar International Group, Ltd.* .....     $     52,125,000
   2,411,500       Sony Corp. .............................          375,727,987

                                                                     427,852,987
Broadcast Services and Programming - 1.1%
   2,700,000       AT&T Corp./Liberty Media Group - Class A*         107,156,250
   2,778,330       Clear Channel Communications, Inc.* ....          223,308,274

                                                                     330,464,524
Cellular Telecommunications - 7.4%
   3,529,110       Nextel Communications, Inc. - Class A* .          304,165,168
  12,023,390       Sprint Corp./PCS Group* ................          997,189,908
  20,768,095       Vodafone AirTouch PLC ..................           96,441,779
  15,468,730       Vodafone AirTouch PLC (ADR) ............          741,532,244

                                                                   2,139,329,099
Computer Software - 5.5%
  17,136,970       Microsoft Corp.* .......................        1,586,240,786

Computers - Memory Devices - 3.1%
  12,323,660       EMC Corp.* .............................          899,627,180

Computers - Micro - 9.7%
  25,465,952       Dell Computer Corp.* ...................        1,021,821,324
  16,972,515       Sun Microsystems, Inc.* ................        1,795,904,243

                                                                   2,817,725,567
Distribution and Wholesale - 0.8%
   2,762,385       Costco Wholesale Corp.* ................          221,854,045

Diversified Operations - 4.0%
   8,441,960       General Electric Co. ...................        1,144,413,203

Electronic Components - 1.9%
   7,458,780       Solectron Corp.* .......................     $    561,273,195

Electronic Components - Semiconductors - 0.8%
   2,447,570       Texas Instruments, Inc. ................          219,669,408

Finance - Credit Card - 2.0%
   3,682,000       American Express Co. ...................          567,028,000

Finance - Mortgage Loan Banker - 1.1%
   4,400,445       Fannie Mae .............................          311,331,484

Internet Content - 1.5%
     776,200       Critical Path, Inc.* ...................           35,511,150
   2,166,920       Yahoo!, Inc.* ..........................          388,014,113

                                                                     423,525,263
Internet Software - 8.7%
     365,975       Akamai Technologies, Inc.* .............           53,134,995
  17,836,446       America Online, Inc.* ..................        2,313,164,091
     153,400       Exodus Communications, Inc.* ...........           13,192,400
   1,304,080       Internap Network Services Corp.* .......          120,464,390

                                                                   2,499,955,876
Medical - Biomedical and Genetic - 1.0%
   2,213,700       Amgen, Inc.* ...........................          176,542,575
     733,135       Genentech, Inc.* .......................          106,854,426

                                                                     283,397,001
Medical - Drugs - 2.3%
  16,788,045       Pfizer, Inc. ...........................          663,127,777

Multi-Line Insurance - 3.1%
   8,721,345       American International Group, Inc. .....          897,753,451

Multimedia - 4.3%
  17,768,678       Time Warner, Inc. ......................        1,238,254,748

See Notes to Schedules of Investments

46  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Networking Products - 6.2%
  24,306,160       Cisco Systems, Inc.* ...................     $  1,798,655,840

Retail - Building Products - 2.4%
   8,980,430       Home Depot, Inc. .......................          678,022,465

Retail - Discount - 1.5%
   7,635,140       Wal-Mart Stores, Inc. ..................          432,816,999

Retail - Internet - 1.6%
   6,453,440       Amazon.com, Inc.* ......................          455,774,200

Telecommunication Equipment - 8.7%
  19,257,620       Nokia Oyj (ADR) ........................        2,225,458,711
   4,396,810       Nortel Networks Corp. ..................          272,327,419

                                                                   2,497,786,130
Telecommunication Services - 1.4%
   5,788,195       Level 3 Communications, Inc.* ..........          395,767,833

Telephone - Integrated - 1.8%
   6,150,630       Telefonos de Mexico S.A. (ADR) .........          525,878,865
--------------------------------------------------------------------------------
Total Common Stock (cost $13,285,804,001) .................       24,017,525,926
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Cable Television - 0.7%
$191,000,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09 .....          180,495,000

Food - Retail - 0.2%
                   Fred Meyer, Inc.:
  40,000,000         7.375%, company guaranteed notes
                     due 3/1/05 ...........................           39,550,000
  25,000,000         7.45%, company guaranteed notes
                     due 3/1/08 ...........................           24,687,500

                                                                      64,237,500
Telecommunication Services - 0.6%
 190,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............          175,750,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $444,647,793) .................          420,482,500
--------------------------------------------------------------------------------
Money Market - 0.9%
 266,200,000       Janus Government Money Market Fund
                     5.35% (cost $266,200,000) ............          266,200,000
--------------------------------------------------------------------------------
Repurchase Agreements - 1.6%
 250,000,000       Deutsche Bank Securities, Inc., 5.425%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $250,113,021 collateralized
                     by $62,423,077 in Fannie Mae, 5.75%-
                     7.00%, 8/25/07-1/25/29; $271,042,303
                     in Freddie Mac, 0%-6.7312%, 3/15/14-
                     4/1/29; with respective values of
                     $49,484,887 and $205,515,113 .........          250,000,000
 200,000,000       Morgan Stanley & Co., Inc., 5.30%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $200,088,333 collateralized
                     by $47,874,286 in Fannie Mae, 5.06%-
                     6.50%, 10/18/00-10/25/28; $204,187,782
                     in Freddie Mac, 0%-569.4117%, 11/17/99-
                     10/15/24; with respective values of
                     $45,403,303 and $158,600,663 .........          200,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $450,000,000) ...........          450,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.9%
                   JP Morgan Securities
$ 50,000,000         4.82%, 12/10/99 ......................     $     49,738,917
                   UBS Financial, Inc.
 100,000,000         4.90%, 12/13/99 ......................           99,428,333
                   Wells Fargo & Co.
 100,000,000         5.95%, 3/3/00 ........................           97,931,500
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $247,134,333) ......          247,098,750
--------------------------------------------------------------------------------
Time Deposits - 4.5%
                   PNC Bank
 103,100,000         5.22%, 11/1/99 .......................          103,100,000
                   SouthTrust Bank EDT
 700,000,000         5.19%, 11/1/99 .......................          700,000,000
                   Sun Trust Bank EDT
 500,000,000         5.22%, 11/1/99 .......................          500,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,303,100,000) .................        1,303,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 7.4%
                   Fannie Mae:
 150,000,000         5.05%, 11/2/99 .......................          149,978,958
 100,000,000         4.68%, 11/4/99 .......................           99,961,000
 100,000,000         5.05%, 11/5/99 .......................           99,943,889
 100,000,000         4.775%, 11/12/99 .....................           99,855,778
 100,000,000         4.96%, 11/15/99 ......................           99,807,111
  75,000,000         4.79%, 11/19/99 ......................           74,813,250
 100,000,000         4.80%, 11/26/99 ......................           99,640,278
 100,000,000         5.21%, 12/2/99 .......................           99,551,361
 100,000,000         5.00%, 12/10/99 ......................           99,458,333
 100,000,000         5.11%, 12/13/99 ......................           99,400,000
 100,000,000         4.65%, 12/21/99 ......................           99,354,167
 100,000,000         5.52%, 1/26/00 .......................           98,693,000
  75,000,000         4.69%, 2/7/00 ........................           73,876,500
 100,000,000         4.67%, 4/5/00 ........................           97,616,000
  75,000,000         4.75%, 4/10/00 .......................           73,155,000
  75,000,000         5.23%, 5/11/00 .......................           72,783,750
                   Federal Home Loan Bank Systems:
 100,000,000         5.19%, 11/19/99 ......................           99,740,500
 100,000,000         5.54%, 1/18/00 .......................           98,819,000
 100,000,000         4.70%, 1/21/00 .......................           98,773,000
  50,000,000         4.71%, 4/17/00 .......................           48,714,000
                   Freddie Mac:
  50,000,000         4.76%, 11/19/99 ......................           49,881,000
 100,000,000         4.89%, 12/10/99 ......................           99,470,250
 100,000,000         5.07%, 12/17/99 ......................           99,349,611
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $2,133,859,049) ......        2,132,635,736
--------------------------------------------------------------------------------
Total Investments (total cost $18,130,745,176) - 100.2%           28,837,042,912
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)     (43,930,768)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $ 28,793,112,144
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Canada                                    1.0%                  $    272,327,419
Finland                                   7.7%                     2,225,458,711
Japan                                     1.3%                       375,727,987
Mexico                                    1.8%                       525,878,865
United Kingdom                            2.9%                       837,974,023
United States++                          85.3%                    24,599,675,907
--------------------------------------------------------------------------------
Total                                   100.0%                  $ 28,837,042,912

++Includes Short-Term Securities (70.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  47

Janus | Venture Fund (closed to new investors)

[PHOTO]
James Craig
portfolio manager

[PHOTO]
William Bales
portfolio manager

[PHOTO]
Jonathan Coleman
portfolio manager

For the 12 months ended October 31, 1999, Janus Venture Fund gained 94.42%, substantially outpacing its benchmark, the Russell 2000 Index, which returned 14.87% for the same period.(1) These results earned the Fund a top-decile ranking, placing it 15th out of 735 small company growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

We're pleased to deliver such exceptional results for our shareholders given the volatile environment small- and mid-cap markets have seen this past year. This challenging environment favored our company-focused stock-picking approach, and our intensive research enabled us to pull ahead by uncovering young, high-growth businesses we believe will someday be dominant global franchises.

Among the many things we look for when researching companies are defining products and services capable of propelling those businesses to the top spots within their respective markets. An example is software developer Phone.com, one of our biggest winners during the period. Phone.com's software connects wireless phone subscribers to the Internet, offering them mobile access to applications as diverse as e-mail or directions to the nearest McDonald's. Cell phone manufacturers have embraced Phone.com's solution; as a result, Phone.com is designed into over 90% of the Internet-enabled handsets that will reach the market over the next year. As demand for mobile Internet access increases, Phone.com should benefit.

Other rapidly growing names we've identified in the Internet area include Commerce One, Exodus Communications, Globix and Verio. In our opinion, one of the most exciting opportunities created by the advent of the Internet is business-to-business e-commerce. Commerce One's software enables businesses to create a global marketplace for the procurement of goods. The software can dramatically reduce purchasing costs, creating margin expansion opportunities for customers. This innovative service has resulted in robust fundamental growth for Commerce One and a stellar runup in its stock. We also saw a surge in the number of businesses moving to establish a Web presence during the period. Exodus and Globix continue to win the business of large companies that want premium Web hosting services. For small and mid-size businesses' hosting needs, Verio has emerged as the leader.

We were also pleased with the performance of our radio companies, concentrating on those with the opportunity to consolidate niche markets. While most of the mergers in this industry have taken place in the top 50 U.S. markets, Citadel Communications has purchased commercial stations in small to midsize markets with formats that include country, rock and oldies. By concentrating on these smaller markets, Citadel faces less aggressive competition for acquisitions. Meanwhile, Radio One Inc. is capitalizing on a potentially large but currently fragmented niche that focuses on formats catering to African-American listeners. The consolidation of this niche within the top 30 U.S. markets has contributed to Radio One's rapid growth.

Among our healthcare holdings, Enzon was a huge success. This stock appreciated on news of a promising new treatment for Hepatitis C, a growing health crisis garnering an increasing amount of public attention. With Enzon's PEG-Intron A, patients will be able to reduce their dosage to one injection a week versus the current therapy, which requires three

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          99.7%                    90.0%
  Foreign                                          6.3%                     2.7%
  European                                         1.4%                     2.7%
Top 10 Equities (% of Assets)                     26.1%                    26.0%
Number of Stocks                                    132                       94
Cash & Cash Equivalents                            0.3%                    10.0%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Internet Software                                 21.7%                     0.4%
Electronic Components
  - Semiconductors                                 8.7%                     1.6%
Radio                                              7.6%                     3.4%
Medical - Biomedical
  and Genetic                                      4.6%                     0.8%
Internet Content                                   4.5%                     0.2%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
SDL, Inc.                                          4.0%                     0.2%
Enzon, Inc.                                        3.1%                      --
Commerce One, Inc.                                 2.7%                      --
QLT PhotoTherapeutics, Inc.                        2.5%                      --
Phone.com, Inc.                                    2.5%                      --
Verio, Inc.                                        2.3%                      --
RF Micro Devices, Inc.                             2.3%                      --
Exodus Communications, Inc.                        2.3%                      --
Verticalnet, Inc.                                  2.3%                      --
Liberate Technologies, Inc.                        2.1%                      --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a small-cap fund as "one that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $1 billion at the time of purchase." As of October 31, 1999, Janus Venture Fund ranked 11/262 for the 5-year period and 5/72 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

48 Janus Equity Funds / October 31, 1999 injections weekly. Enzon will file for approval from the FDA before year-end, and we expect the treatment to be on the market in the second half of 2000. Because the drug delivers improved efficacy and better quality of life to patients, we expect Enzon to capture a significant share of the existing $1 billion alpha interferon market.

Despite the Fund's strong performance, we did experience a few disappointments during the period, including software developer Engineering Animation. We sold our position at a loss after learning through our conversations with management that sales were not meeting our expectations. We also sold Sipex, an integrated semiconductor manufacturer, which was hurt by the delay of a new product launch.

As you're probably aware, Jim Craig has assumed a new role as director of research at Janus. While he'll continue to be involved with the Fund, Jim has decided to relinquish his management responsibilities so he can share his expertise across the entire fund family. Meanwhile, little will change with regard to the day-to-day operation of Janus Venture Fund. In the last 12 months we've compiled a team of four analysts working full time on small-cap research, allowing us to sift through more ideas in order to find the undiscovered small-cap gems. As always, we remain committed to finding individual companies with great growth opportunities capable of delivering the performance our shareholders deserve.

Thank you for your continued investment in Janus Venture Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Venture Fund ($132,594) as compared to the Russell 2000 Index ($48,644).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 94.42%
Five Year, 23.75%
Ten Year, 18.78%
Since 4/30/85*, 19.51%

Janus Venture Fund - $132,594

Russell 2000 Index - $48,644

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.7%
Advertising Sales - 2.0%
     699,380       Lamar Advertising Co.* .................     $     37,766,520

Advertising Services - 1.1%
     339,290       TMP Worldwide, Inc.* ...................           21,184,419

Applications Software - 1.8%
     358,860       Intertrust Technologies Corp.* .........           19,557,870
      70,630       Quest Software, Inc.* ..................            5,208,962
     157,520       SilverStream Software, Inc.* ...........            8,210,730

                                                                      32,977,562
Broadcast Services and Progamming - 1.4%
     801,520       ACTV, Inc.* ............................           12,674,035
     256,455       TiVo, Inc.* ............................           10,995,508
     115,495       World Wrestling Federation
                     Entertainment, Inc.* .................            2,786,317

                                                                      26,455,860
Cable Television - 1.1%
     652,081       Cogeco Cable, Inc.** ...................            9,642,234
     760,044       Moffat Communications, Ltd.** ..........           11,109,488

                                                                      20,751,722
Cellular Telecommunications - 0.7%
     333,175       WinStar Communications, Inc.* ..........           12,931,355

Collectibles - 0.4%
     328,270       Action Performance Companies, Inc.* ....     $      6,678,243

Commercial Banks - 0.9%
     432,400       Investors Financial Services Corp.* ....           15,998,800

Commercial Services - 0.4%
     297,900       Central Parking Corp. ..................            7,987,444

Communications Software - 1.9%
     483,760       Razorfish, Inc.* .......................           35,677,300

Computer Graphics - 0.3%
     257,460       NVIDIA Corp.* ..........................            5,696,302

Computer Services - 1.1%
      64,935       Breakway Solutions, Inc.* ..............            3,453,730
     391,900       CIBER, Inc.* ...........................            6,392,869
     163,260       ECsoft Group PLC (ADR)* ................            2,204,010
     274,220       Tanning Technology Corp.* ..............            9,631,977

                                                                      21,682,586

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  49

Janus | Venture Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computer Software - 4.5%
     105,745       Active Software, Inc.* .................     $      3,826,647
      99,185       Bluestone Software, Inc.* ..............            3,657,447
     375,445       Brio Technology, Inc.* .................            9,104,541
     215,835       Broadbase Software, Inc.* ..............            9,820,492
     189,300       BSQUARE Corp.* .........................            7,489,181
      66,220       Cysive, Inc.* ..........................            3,811,789
      68,000       E.piphany, Inc.* .......................            5,848,000
     328,950       Informatica Corp.* .....................           23,766,637
     148,355       Jacada, Ltd.* ..........................            2,151,147
      81,245       Kana Communications, Inc.* .............            6,834,736
      70,375       NetIQ Corp.* ...........................            3,215,258
      68,035       Vitria Technology, Inc.* ...............            4,486,058

                                                                      84,011,933
Computers - Integrated Systems - 0%
      27,695       Vixel Corp.* ...........................              886,240

Consulting Services - 0.4%
     261,990       Professional Detailing, Inc.* ..........            6,549,750

Distribution and Wholesale - 0.3%
     635,885       Brightpoint, Inc.* .....................            4,987,723

Electric - Integrated - 0.5%
     535,560       Avista Corp. ...........................            9,640,080

Electronic Components - Semiconductors - 8.7%
     617,500       Alpha Industries, Inc.* ................           34,116,875
     675,000       ATMI, Inc.* ............................           18,182,813
     617,980       Galileo Technology, Ltd.* ..............           14,136,293
      65,875       Kopin Corp.* ...........................            2,766,750
     197,810       QuickLogic Corp.* ......................            3,634,759
     600,000       SDL, Inc.* .............................           73,987,500
     100,405       Silicon Image, Inc.* ...................            4,436,646
     142,555       TriQuint Semiconductor, Inc.* ..........           11,404,400

                                                                     162,666,036
Electronic Safety Devices - 1.1%
     642,774       Pittway Corp. - Class A ................           21,211,542

Finance - Mortgage Loan Broker - 0.2%
     310,895       Doral Financial Corp. ..................            3,983,342

Food - Retail - 0.7%
     384,090       Whole Foods Market, Inc.* ..............           13,059,060

Instruments - Controls - 0.6%
     379,325       Mettler-Toledo International, Inc.* ....           11,308,627

Instruments - Scientific - 1.0%
     406,100       Dionex Corp.* ..........................           18,046,069

Insurance Brokers - 0.5%
     151,550       E. W. Blanch Holdings, Inc. ............            9,812,863

Internet Content - 4.5%
     173,195       Critical Path, Inc.* ...................            7,923,671
     183,210       DoubleClick, Inc.* .....................           25,649,400
      19,324       Internet Capital Group, Inc.* ..........            2,248,830
     250,110       internet.com L.L.C.* ...................            5,002,200
     126,175       Launch Media, Inc.* ....................            1,372,153
     752,870       VerticalNet, Inc.* .....................           42,160,720

                                                                      84,356,974
Internet Software - 21.7%
     461,110       AppNet, Inc.* ..........................     $     20,087,104
     296,795       Commerce One, Inc.* ....................           50,826,144
     890,890       Concentric Network Corp.* ..............           22,829,056
     495,670       Exodus Communications, Inc.* ...........           42,627,620
      91,540       F5 Networks, Inc.* .....................           12,701,175
     774,685       Globix Corp.*,# ........................           27,888,660
     140,760       Interspeed, Inc.* ......................            1,557,158
     133,300       Interwoven, Inc.* ......................           10,447,388
      68,870       Keynote Systems, Inc.* .................            3,124,976
     586,735       Liberate Technologies, Inc.* ...........           39,971,322
      17,530       Liquid Audio, Inc.* ....................              617,933
     329,385       NaviSite, Inc.* ........................           15,481,095
     277,440       Netcentives, Inc.* .....................            4,647,120
     229,255       pcOrder.com, Inc.*,# ...................           11,348,122
     222,815       Phone.com, Inc.* .......................           45,788,482
     211,510       Portal Software, Inc.* .................           13,827,466
     150,875       Scient Corp.* ..........................           18,689,641
     257,895       Software.com, Inc.* ....................           17,359,557
   1,173,850       Verio, Inc.* ...........................           43,799,278

                                                                     403,619,297
Life and Health Insurance - 0.5%
     348,435       StanCorp Financial Group, Inc. .........            8,841,538

Medical - Biomedical and Genetic - 4.6%
   1,952,500       Enzon, Inc.*,# .........................           57,232,656
     520,220       Invitrogen Corp.* ......................           13,005,500
     101,515       PE Corp./Celera Genomics Group* ........            3,971,774
     200,000       QIAGEN N.V.* ...........................           10,675,000

                                                                      84,884,930
Medical - Drugs - 2.2%
     454,705       ChiRex, Inc.* ..........................           12,845,416
     163,500       MedImmune, Inc.* .......................           18,312,000
     310,415       Priority Healthcare Corp.* .............            6,227,701
     131,755       ViroPharma, Inc.* ......................            2,750,386

                                                                      40,135,503
Medical - Outpatient and Home Medical Care - 0.8%
     901,270       Apria Healthcare Group, Inc.* ..........           14,251,332

Medical Information Systems - 0.2%
     278,930       InfoCure Corp.* ........................            4,393,148

Motorcycle and Motor Scooter Manufacturing - 0.1%
     794,517       Ducati Motor Holding S.p.A.* ...........            2,260,554

Multimedia - 0.3%
      82,570       Ackerley Group, Inc.* ..................            1,377,887
     105,665       Martha Stewart Living Omnimedia, Inc.
                     - Class A* ...........................            3,896,397

                                                                       5,274,284
Music/Clubs - 1.9%
   2,604,200       Corporacion Interamericana de
                     Entretenimiento S.A. - Series B* .....            7,029,231
     825,000       SFX Entertainment, Inc.* ...............           28,823,438

                                                                      35,852,669
Networking Products - 2.3%
     112,320       Emulex Corp.* ..........................           17,514,900
      67,490       Foundry Networks, Inc.* ................           12,789,355
      45,815       JNI Corp.* .............................            2,448,239
     173,445       Marimba, Inc.* .........................            4,943,183
     145,660       Paradyne Networks, Inc.* ...............            4,424,423

                                                                      42,120,100

See Notes to Schedules of Investments.

50  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Pharmacy Services - 0.7%
     381,810       Accredo Health, Inc.* ..................     $     12,599,730

Printing - Commercial - 1.6%
     703,837       Valassis Communications, Inc.* .........           30,264,991

Professional Sports - 0.6%
     503,535       Championship Auto Racing Teams, Inc.* ..           11,549,834

Publishing - Periodicals - 1.0%
     715,475       Playboy Enterprises, Inc. - Class B* ...           18,334,047

Radio - 7.6%
     709,955       Citadel Communications Corp.* ..........           34,299,701
     286,335       Cox Radio, Inc. - Class A* .............           20,043,450
     565,810       Cumulus Media, Inc. - Class A* .........           20,298,434
     286,910       Entercom Communications Corp.* .........           14,291,704
     307,475       Radio One, Inc.* .......................           15,335,316
     461,995       Radio Unica Corp.* .....................           13,224,607
     912,720       Spanish Broadcasting System, Inc. - Class A*       24,301,170

                                                                     141,794,382
Recreational Centers - 0.3%
     250,000       Bally Total Fitness Holding Corp.* .....            6,015,625

Rental Auto/Equipment - 0.5%
     514,538       Rent-Way, Inc.* ........................            8,554,194

Resorts and Theme Parks - 1.1%
     700,000       Premier Parks, Inc. ....................           20,256,250

Retail - Computer Equipment - 0.9%
     471,067       Insight Enterprises, Inc.* .............           17,606,129

Retail - Consumer Electronics - 0.1%
      73,335       REX Stores Corp.* ......................            2,099,214

Retail - Discount - 1.1%
     654,090       Ames Department Stores, Inc.* ..........           20,726,477

Retail - Internet - 0.8%
     695,145       Beyond.com Corp.* ......................            6,430,091
     143,685       Calico Commerce, Inc.* .................            8,944,391

                                                                      15,374,482
Retail - Office Supplies - 0.8%
     958,820       School Specialty, Inc.*,# ..............           14,202,521

Retail - Restaurants - 0.2%
     194,730       P.F. Chang's China Bistro, Inc.* .......            4,186,695

Schools - 0.5%
     242,365       Career Education Corp.* ................            5,332,030
     154,730       Corinthian Colleges, Inc.* .............            3,017,235
     500,000       EduTrek International, Inc.*,# .........              406,250

                                                                       8,755,515
Telecommunication Equipment - 1.5%
     117,130       Ditech Communications Corp.* ...........           10,292,799
      74,290       Efficient Networks, Inc.* ..............            3,157,325
     317,705       Terayon Communication Systems, Inc.* ...           13,899,594

                                                                      27,349,718
Telecommunication Services - 2.0%
     704,065       Adelphia Business Solutions, Inc.* .....           19,977,844
     210,290       CapRock Communications Corp.* ..........            6,058,981
     530,900       Splitrock Services, Inc.* ..............           11,613,437

                                                                      37,650,262
Telephone - Integrated - 1.3%
     700,000       Viatel, Inc.* ..........................           23,362,500

Television - 0.8%
     401,610       Acme Communications, Inc.* .............     $     14,457,960

Therapeutics - 2.6%
      33,840       Abgenix, Inc.* .........................            1,501,650
   1,084,170       QLT PhotoTherapeutics, Inc.* ...........           45,941,704

                                                                      47,443,354
Travel Services - 0.6%
     258,035       Pegasus Systems, Inc.* .................           11,030,996

Wireless Equipment - 2.4%
     847,260       RF Micro Devices, Inc.* ................           43,739,797
--------------------------------------------------------------------------------
Total Common Stock (cost $1,009,596,518) ..................        1,855,296,380
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.0%
                   Household Finance Corp.
$ 19,000,000         5.30%, 11/1/99
                     (amortized cost $19,000,000) .........           19,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 1.4%
                   Fannie Mae
  25,000,000         4.88%, 12/8/99
                     (amortized cost $24,869,986) .........           24,869,986
--------------------------------------------------------------------------------
Total Investments (total cost $1,053,466,504) - 102.1% ....        1,899,166,366
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.1%)     (38,811,114)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,860,355,252
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Canada                                    3.5%                  $     66,693,426
Israel                                    0.8%                        16,287,440
Italy                                     0.1%                         2,260,554
Mexico                                    0.4%                         7,029,231
Netherlands                               0.6%                        10,675,000
Switzerland                               0.6%                        11,308,627
United Kingdom                            0.1%                         2,204,010
United States++                          93.9%                     1,782,708,078
--------------------------------------------------------------------------------
Total                                   100.0%                  $  1,899,166,366

++Includes Short-Term Securities (91.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and            Currency       Currency      Unrealized
Settlement Date   Units Sold    Value in $ U.S.              Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 4/7/00            23,000,000    $     15,694,302    $     39,724
--------------------------------------------------------------------------------
Total                                           $     15,694,302    $     39,724

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  51

Janus | Worldwide Fund

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Janus Worldwide Fund returned 42.33% for the 12-month period ended October 31, 1999, while our benchmark, the Morgan Stanley Capital International World Index, gained 24.91%.(1) This strong performance placed the Fund 20th out of 238 global funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Our results were achieved despite a volatile global economic environment. Japan, struggling through a multiyear recession, has at long last begun to show signs of economic recovery. More important, Japanese corporations have started to restructure, phasing out non-core businesses, reducing excess capacity and being more disciplined in allocating capital. In the Asian emerging markets, economic activity has bounced back far more vigorously than initially expected from last fall's crisis. Reflecting these changes, the Fund has been able to find an increasing number of investment opportunities in these areas. On the other hand, stronger-than-anticipated economic growth globally drove up interest rates in the U.S. and Europe, creating uncertainty in these markets.

Alan Greenspan recently commented that the "defining characteristic of the wave of technological innovation sweeping over the U.S. economy is the role of information." We believe this comment is increasingly apt outside the U.S. as well. As we continue to evolve into an information-driven, networked global economy, and as the Internet, entertainment and communications converge, we are finding exciting opportunities among global companies leading these changes.

Beneficiaries of the Internet revolution include U.S.-based America Online, the world's largest Internet service provider, and Amazon.com, the leading online retailer, both of which gained impressively during the period. We are also pleased with our position in Softbank, a Japanese firm that provides funding for companies such as Yahoo! and E-Trade. More interesting, Softbank has brought these and other Internet businesses into Japan. Given relatively high distribution costs for goods and services in most countries outside the U.S., we believe the Internet, as a distribution channel, could ultimately have a deeper impact overseas.

Enhanced Internet content is also driving demand for broadband connectivity. Cable companies such as Time Warner and Comcast in the U.S. and NTL in the UK are particularly well positioned to meet this demand with their high-capacity networks. The Internet, deregulation and the digitalization of broadcast media have opened new revenue opportunities for these companies, from telephone services to high-speed Internet access to e-commerce offerings.

The exploding volume of data - doubling every six to seven months - has created enormous opportunities for the leading companies that provide the Internet infrastructure. Cisco Systems, with its dominance in routing technology; Sun Microsystems, with its increasing share in Web servers; and EMC Corp., which builds high-end data storage systems, are three U.S. businesses with unique franchises. Several international companies are also helping enable the Internet, including Canadian telecom equipment giant Nortel Networks.

Other enablers of the Internet include silicon chipmakers such as global leaders Texas Instruments in the U.S. and STMicroelectronics in France, both of which rewarded us with strong gains. We also benefited from our positions in companies that provide

Portfolio Profile                      October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Equities                                          92.0%                    85.6%
  Foreign                                         61.4%                    60.7%
  European                                        35.0%                    52.1%
Top 10 Equities (% of Assets)                     35.2%                    24.4%
Number of Stocks                                    112                      155
Cash & Cash Equivalents                            8.0%                    14.4%
--------------------------------------------------------------------------------
Top 5 Industries                       October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
Cellular Telecommunications                       13.0%                     1.9%
Telecommunication Equipment                        9.3%                     4.0%
Diversified Operations                             5.7%                    10.1%
Networking Products                                5.1%                     3.5%
Medical - Drugs                                    4.3%                     9.6%
--------------------------------------------------------------------------------
Top 5 Countries                        October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
United States                                     38.8%                    39.4%
Japan                                             15.7%                     6.7%
United Kingdom                                     7.5%                    10.2%
Netherlands                                        6.7%                     5.9%
Finland                                            5.9%                     4.3%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                 October 31, 1999         October 31, 1998
--------------------------------------------------------------------------------
NTT Mobile Communication Network, Inc.             6.7%                     2.0%
Nokia Oyj                                          5.4%                     3.6%
Cisco Systems, Inc.                                5.1%                     3.5%
Tyco International, Ltd.                           3.3%                     2.9%
Mannesmann A.G                                     2.9%                     2.9%
Microsoft Corp.                                    2.6%                     2.8%
Time Warner, Inc.                                  2.6%                     2.1%
China Telecom, Ltd.                                2.4%                     0.1%
Koninklijke (Royal) Philips Electronics N.V        2.2%                     1.1%
Vodafone AirTouch PLC                              2.0%                     0.3%
--------------------------------------------------------------------------------

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines a global fund as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of October 31, 1999, Janus Worldwide Fund ranked 3/66 for the 5-year period. The ranking is based on total return, including reinvested dividends and capital gains for the stated period.

Past performance does not guarantee future results.

52 Janus Equity Funds / October 31, 1999 semiconductor manufacturers with the technology to continually improve the performance of their chips, including Dutch technology company ASM Lithography.

Japan's NTT DoCoMo was yet another extraordinary performer for the Fund. Known as the mobile data pioneer, DoCoMo is capitalizing on the fact that the Internet is going mobile. The company's "I-mode" data service enables cellular phone users to access the Internet through their wireless handsets. Other wireless holdings that impressed us were Mannesmann in Germany and Sprint PCS and AirTouch Communications (now part of Vodafone), two U.S.-based businesses. As these companies upgrade their networks to accommodate both accelerating subscriber growth and new data applications, telecom equipment companies like Nokia in Finland and Sweden's Ericsson continue to benefit. Nokia has been a particularly strong performer, as the company increased market share in both its network infrastructure and cellular handset businesses.

Despite the Fund's strong performance, we did have a few disappointments. Among them was Wolters Kluwer, a Dutch publisher and long-time holding in the portfolio that declined due to rising expenses as the company undertook initiatives to adapt to the Internet and online distribution. We thus liquidated our position in the stock.

By taking a broad approach in viewing the dramatic changes in the global economy, yet still retaining our philosophy of building the Fund on a company-by-company basis, we are confident we will be able to continue identifying compelling ideas in a rapidly changing marketplace.

Once again,  thank you for your  investment  and  confidence in Janus  Worldwide
Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Worldwide Fund ($52,245) as compared to the Morgan Stanley Capital International World Index ($28,974).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 42.33%
Five Year, 22.78%
Since 5/15/91*, 21.57%

Janus Worldwide Fund - $52,245

Morgan Stanley Capital
International World Index - $28,974

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 90.6%
Apparel Manufacturers - 0.4%
       9,471       Gucci Group N.V.** .....................     $        758,035
   1,099,900       Gucci Group N.V. - New York Shares** ...           88,816,925

                                                                      89,574,960
Audio and Video Products - 1.0%
   1,608,900       Sony Corp.** ...........................          250,677,486

Brewery - 0.4%
   7,414,000       Kirin Brewery Company, Ltd.** ..........           84,824,761

Broadcast Services and Programming - 2.2%
   6,239,300       AT&T Corp./Liberty Media Group - Class A*         247,622,219
   1,856,510       Clear Channel Communications, Inc.* ....          149,216,991
   2,968,225       Grupo Televisa S.A. (GDR) ..............          126,149,562

                                                                     522,988,772
Cable Television - 2.6%
   8,307,790       Comcast Corp. - Special Class A ........          349,965,653
   1,123,870       Rogers Communications, Inc.*,** ........           22,617,884
   5,046,697       Rogers Communications, Inc. - Class B*,**         102,244,592
  34,998,710       Telewest Communications PLC*,** ........          149,890,690

                                                                     624,718,819
Cellular Telecommunications - 13.0%
  46,178,000       China Telecom, Ltd.*,** ................     $    158,096,674
   6,201,255       China Telecom, Ltd. (ADR)*,** ..........          418,584,712
     680,850       Nextel Communications, Inc. - Class A* .           58,680,759
      60,811       NTT Mobile Communications
                     Network, Inc.** ......................        1,614,089,649
   4,936,343       Orange PLC*,** .........................          121,914,016
   1,940,130       Sprint Corp./PCS Group* ................          160,909,532
  19,509,625       Telecom Italia Mobile S.p.A.** .........          122,110,797
  26,865,650       Vodafone AirTouch PLC** ................          124,757,282
   7,405,525       Vodafone AirTouch PLC (ADR)** ..........          355,002,355

                                                                   3,134,145,776
Commercial Banks - 1.7%
   4,310,830       Argentaria, Caja Postal y Banco Hipotecario
                     de Espana, S.A.** ....................           95,601,945
   4,946,147       Banco Santander Central Hispano, S.A.**            51,310,654
   2,327,525       Bipop - Carire S.p.A.** ................           98,489,856
   3,999,830       Firstar Corp. ..........................          117,495,006
  10,795,404       UniCredito Italiano S.p.A.** ...........           50,446,581

                                                                     413,344,042
Commercial Services - 0.6%
   3,902,337       Paychex, Inc. ..........................          153,654,519

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  53

Janus | Worldwide Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computer Services - 3.5%
     781,340       Atos S.A.*,** ..........................     $    100,025,498
   1,194,038       Cap Gemini S.A.** ......................          180,719,084
     786,155       Electronic Data Systems Corp. ..........           45,990,068
   7,254,959       Getronics N.V.**,# .....................          361,440,389
   7,835,756       Logica PLC** ...........................          119,319,382
     790,545       WM-Data A.B. - Class B .................           33,154,395

                                                                     840,648,816
Computer Software - 2.6%
   6,893,485       Microsoft Corp.* .......................          638,078,205

Computers - Integrated Systems - 2.4%
     887,151       ASM Lithography Holding N.V.*,** .......           62,566,728
     686,510       ASM Lithography Holding N.V. (ADR)*,** .           49,857,789
     715,475       Equant N.V.*,** ........................           69,560,000
     505,210       Equant N.V. - New York Shares*,** ......           49,005,370
   8,149,800       Fujitsu, Ltd.** ........................          245,212,349
   7,329,546       SEMA Group PLC** .......................           95,826,523

                                                                     572,028,759
Computers - Memory Devices - 1.0%
   3,420,330       EMC Corp.* .............................          249,684,090

Computers - Micro - 1.8%
   2,612,370       Dell Computer Corp.* ...................          104,821,346
   1,012,220       IBM Corp. ..............................           99,577,142
   2,239,735       Sun Microsystems, Inc.* ................          236,991,960

                                                                     441,390,448
Diversified Operations - 5.7%
  15,317,428       Hays PLC** .............................          174,449,954
   2,596,850       Seagram Company, Ltd. ..................          128,219,469
  19,580,971       Tyco International, Ltd. ...............          782,015,029
   3,797,333       Vivendi** ..............................          287,565,013

                                                                   1,372,249,465
Electronic Components - 3.2%
   3,179,656       Koninklijke (Royal) Philips Electronics N.V.**    325,842,800
   1,999,705       Koninklijke (Royal) Philips Electronics N.V.
                     - New York Shares** ..................          207,844,338
  11,238,000       NEC Corp.** ............................          227,215,116

                                                                     760,902,254
Electronic Components - Semiconductors - 1.6%
     208,800       Rohm Company, Ltd.** ...................           46,717,879
   1,425,233       STMicroelectronics N.V.** ..............          125,082,261
      36,410       STMicroelectronics N.V. - New York Shares**         3,308,759
   2,339,160       Texas Instruments, Inc. ................          209,939,610

                                                                     385,048,509
Engineering - Research and Development - 0.4%
   1,047,030       ABB, Ltd.*,** ..........................          105,476,933

Fiber Optics - 0.8%
   1,116,200       JDS Uniphase Corp.* ....................          186,265,875

Finance - Credit Card - 0.9%
   1,460,325       American Express Co. ...................          224,890,050

Food - Catering - 0.6%
  13,011,095       Compass Group PLC** ....................          140,254,854

Food - Retail - 0.7%
     892,153       Carrefour S.A.** .......................          165,034,744

Human Resources - 0.3%
   5,357,670       Capita Group PLC** .....................           71,474,088

Internet Content - 0.7%
     435,400       Softbank Corp.** .......................          180,651,703

Internet Software - 1.1%
   2,111,265       America Online, Inc.* ..................          273,804,680

Life and Health Insurance - 0.8%
  12,267,567       Prudential PLC** .......................          192,139,425

Machinery - General Industrial - 3.1%
     574,400       Applied Materials, Inc.* ...............     $     51,588,300
   4,452,960       Mannesmann A.G.** ......................          701,574,513

                                                                     753,162,813
Medical - Biomedical and Genetic - 0.5%
     798,115       Genentech, Inc.* .......................          116,325,261

Medical - Drugs - 4.3%
   2,989,065       Pfizer, Inc. ...........................          118,068,067
   1,840,372       Sanofi-Synthelabo S.A.*,** .............           81,144,849
   4,212,575       Schering-Plough Corp. ..................          208,522,462
     797,285       Sepracor, Inc.* ........................           66,324,146
   5,896,000       Takeda Chemical Industries, Ltd.** .....          338,415,336
   1,740,314       Warner-Lambert Co. .....................          138,898,811
   1,888,000       Yamanouchi Pharmaceutical Company, Ltd.**          85,571,446

                                                                   1,036,945,117
Medical Instruments - 0.8%
   5,870,265       Medtronic, Inc. ........................          203,257,926

Metal Processors and Fabricators - 1.0%
  20,944,224       Assa Abloy A.B. - Class B# .............          232,622,557

Money Center Banks - 1.9%
   5,462,694       Banco Bilbao Vizcaya S.A.** ............           73,377,195
   2,696,045       Bank of New York Company, Inc. .........          112,896,884
  19,053,000       Fuji Bank, Ltd.** ......................          261,074,914

                                                                     447,348,993
Multimedia - 3.1%
   9,005,000       Time Warner, Inc. ......................          627,535,937
   2,543,100       Viacom, Inc. - Class B* ................          113,803,725

                                                                     741,339,662
Networking Products - 5.1%
  16,478,816       Cisco Systems, Inc.* ...................        1,219,432,384

Oil Companies - Integrated - 1.0%
   1,821,929       Total Fina S.A.** ......................          246,069,594

Pipelines - 0.5%
   2,941,290       Enron Corp. ............................          117,467,769

Property and Casualty Insurance - 0.2%
   3,005,000       Tokio Marine & Fire Insurance
                     Company, Ltd.** ......................           39,304,553

Radio - 0.3%
   1,015,290       AMFM, Inc.* ............................           71,070,300

Recycling - 0.2%
   1,170,742       Tomra Systems A.S.A ....................           44,772,549

Retail - Diversified - 0.3%
     968,000       Ito-Yokado Company, Ltd.** .............           77,358,341

Retail - Internet - 0.5%
   1,768,385       Amazon.com, Inc.* ......................          124,892,191

Retail - Office Supplies - 0.5%
   5,030,575       Staples, Inc.* .........................          111,615,883

Security Services - 1.0%
  15,812,424       Securitas A.B. - Class B# ..............          234,166,486

Telecommunication Equipment - 9.3%
   1,597,385       Comverse Technology, Inc.* .............          181,303,198
   1,276,415       Lucent Technologies, Inc. ..............           82,009,664
   5,968,408       Nokia Oyj** ............................          682,575,492
   5,342,530       Nokia Oyj (ADR)** ......................          617,396,123
   4,681,270       Nortel Networks Corp. ..................          289,946,161
   5,278,588       Telefonaktiebolaget L.M. Ericsson - Class B       219,134,284
   3,668,559       Telefonaktiebolaget L.M. Ericsson (ADR)           156,830,897

                                                                   2,229,195,819
See Notes to Schedules of Investments.

54  Janus Equity Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 3.5%
   8,585,186       COLT Telecom Group PLC*,**,+ ...........     $    256,391,257
   1,229,875       Korea Telecom Corp. (ADR)* .............           43,353,094
   2,197,343       NTL, Inc.* .............................          165,624,729
      13,066       NTT Data Corp.** .......................          206,581,933
   3,813,854       Sonera Oyj** ...........................          114,444,138
     700,000       United Pan-Europe Communications N.V.*,**          53,782,228

                                                                     840,177,379
Telephone - Integrated - 2.5%
       9,528       Nippon Telegraph & Telephone Corp.** ...          146,078,893
   2,959,720       Telefonos de Mexico S.A. (ADR) .........          253,056,060
  11,571,516       Telefonica S.A.** ......................          190,217,463
     416,137       Telefonica S.A. (ADR)** ................           20,780,841

                                                                     610,133,257
Transportation - Air Freight - 0.9%
   8,326,383       TNT Post Group N.V.** ..................          211,784,965

Water - 0.1%
   2,295,775       Azurix Corp.* ..........................           32,284,336
--------------------------------------------------------------------------------
Total Common Stock (cost $13,639,666,092) .................       21,814,680,168
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.4%
      37,477       Porsche A.G.** .........................          102,020,620

Telephone - Integrated - 1.0%
   3,066,295       Telecomunicacoes Brasileiras S.A. (ADR)           238,787,723
--------------------------------------------------------------------------------
Total Preferred Stock (cost $360,581,857) .................          340,808,343
--------------------------------------------------------------------------------
Rights - 0%
   3,181,700       Telewest Communications PLC*,** (cost $0)           2,871,468
--------------------------------------------------------------------------------
Money Market - 0.7%
$185,000,000       Janus Government Money Market Fund
                     5.35% (cost $185,000,000) ............          185,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 3.7%
 540,100,000       Deutsche Bank Securities, Inc., 5.425%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $540,344,170 collateral-
                     ized by $134,858,815 in Fannie Mae,
                     5.75%-7.00%, 8/25/07-1/25/29;
                     $585,559,792 in Freddie Mac, 0%-
                     6.7312%, 3/15/14-4/1/29; with respective
                     values of $106,907,150 and $443,994,850         540,100,000
 350,000,000       Morgan Stanley & Co., Inc., 5.30%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $350,154,583 collateralized
                     by $83,780,000 in Fannie Mae, 5.06%-
                     6.50%, 10/18/00-10/25/28; $357,328,619
                     in Freddie Mac, 0%-569.4117%, 11/17/99-
                     10/15/24; with respective values of
                     $79,455,780 and $277,551,160 .........          350,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $890,100,000) ...........          890,100,000
--------------------------------------------------------------------------------
Time Deposit - 1.1%
                   SouthTrust Bank EDT
 264,000,000         5.25%, 11/1/99 (cost $264,000,000) ...          264,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.8%
                   Fannie Mae:
 100,000,000         4.72%, 11/12/99 ......................           99,855,778
 100,000,000         5.02%, 11/22/99 ......................           99,707,167
 100,000,000         5.21%, 12/6/99 .......................           99,493,472
 100,000,000         4.88%, 12/8/99 .......................           99,498,444
  75,000,000         5.50%, 1/18/00 .......................           74,110,500
  50,000,000         5.52%, 2/14/00 .......................           49,197,500
                   Federal Home Loan Bank System
 100,000,000         5.50%, 2/22/00 .......................           98,267,000
--------------------------------------------------------------------------------
U.S. Government Agencies - (continued)
                   Freddie Mac
$ 50,000,000         5.15%, 11/15/99 ......................     $     49,899,861
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $670,029,583) ........          670,029,722
--------------------------------------------------------------------------------
Total Investments (total cost $16,009,377,532) - 100.3% ...       24,167,489,701
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)     (76,169,055)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $ 24,091,320,646
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 1999

Country             % of Investment Securities                      Market Value
--------------------------------------------------------------------------------
Bermuda                                   3.2%                  $    782,015,029
Brazil                                    1.0%                       238,787,723
Canada                                    2.2%                       543,028,105
Finland                                   5.9%                     1,414,415,753
France                                    4.4%                     1,060,558,782
Germany                                   3.3%                       803,595,133
Hong Kong                                 2.4%                       576,681,387
Italy                                     1.1%                       271,047,233
Japan                                    15.7%                     3,803,774,358
Mexico                                    1.6%                       379,205,622
Netherlands                               6.7%                     1,609,650,586
Norway                                    0.2%                        44,772,548
South Korea                               0.2%                        43,353,093
Spain                                     1.8%                       431,288,098
Sweden                                    3.6%                       875,908,617
Switzerland                               0.4%                       105,476,932
United Kingdom                            7.5%                     1,804,291,293
United States++                          38.8%                     9,379,639,409
--------------------------------------------------------------------------------
Total                                   100.0%                  $ 24,167,489,701

++Includes Short-Term Securities (30.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 12/9/99            174,000,000    $    286,056,000   ($ 5,616,352)
Canadian Dollar 11/18/99          11,700,000           7,957,560          92,087
Canadian Dollar 4/7/00            31,300,000          21,357,898          54,060
Euro 12/3/99                     390,600,000         410,559,660       4,062,240
Euro 4/14/00                     414,500,000         431,618,850      16,041,152
Euro 4/20/00                     168,200,000         175,079,380      10,007,900
Hong Kong Dollar
  5/7/01                       3,012,000,000         382,088,038     (3,023,443)
Japanese Yen
  11/18/99                    18,000,000,000         172,948,708    (17,796,376)
Japanese Yen 12/3/99          12,000,000,000         115,301,908    (15,301,908)
Japanese Yen 3/16/00           1,500,000,000          14,415,218          91,553
Japanese Yen 4/14/00          25,500,000,000         245,069,537       2,023,486
Japanese Yen 4/20/00          14,000,000,000         134,549,274       1,796,655
South Korean Won
  7/16/01                     15,500,000,000          12,884,456          53,775
Swiss Franc 12/3/99               31,000,000          20,462,046          13,395
--------------------------------------------------------------------------------
Total                                           $  2,430,348,533   ($ 7,501,776)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 1999  55

Statements of | Operations

                                                                            Janus            Janus            Janus
For the fiscal year or period ended October 31, 1999       Janus           Balanced        Enterprise     Equity Income
(all numbers in thousands)                                  Fund             Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $    107,379     $     53,300     $      2,061     $      5,017
  Dividends                                                   94,923           10,867            1,047            5,377
  Foreign tax withheld                                          (358)             (60)              (7)             (27)
-----------------------------------------------------------------------------------------------------------------------
                                                             201,944           64,107            3,101           10,367
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                              188,515           13,100            7,724            4,084
  Transfer agent fees and expenses                            49,476            3,574            2,334            1,165
  Registration fees                                            1,057              759              414              278
  Postage and mailing expenses                                 1,929              155              175               83
  Custodian fees                                               1,969              181              126               79
  Printing expenses                                            2,730              204              215              100
  Audit fees                                                      85               20               24               19
  Trustees' fees and expenses                                     94               11               12                5
  Other expenses                                                 293               33               29               25
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                               246,148           18,037           11,053            5,838
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                       (2,776)            (284)            (378)             (83)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 243,372           17,753           10,675            5,755
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (41,428)          46,354           (7,574)           4,612
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                4,531,480           45,205          164,109           20,373
  Net realized gain/(loss) from
    foreign currency transactions                            (15,914)          (1,008)             278             (448)
  Net realized gain/(loss)
    from futures contracts                                        --               --               --               --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency       7,602,574          282,705          645,267          133,653
-----------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                            12,118,140          326,902          809,654          153,578
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net
  Assets Resulting from Operations                      $ 12,076,712     $    373,256     $    802,080     $    158,190
-----------------------------------------------------------------------------------------------------------------------

                                                           Janus            Janus            Janus
                                                           Global           Global           Growth           Janus
                                                       Life Sciences      Technology       and Income        Mercury
                                                           Fund(1)          Fund(1)           Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $      1,028     $      8,646     $     32,259     $     16,616
  Dividends                                                      461              970           23,396           11,059
  Foreign tax withheld                                            (8)             (53)            (224)            (286)
-----------------------------------------------------------------------------------------------------------------------
                                                               1,481            9,563           55,431           27,389
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                1,422            7,159           28,839           34,580
  Transfer agent fees and expenses                               477            2,246            8,831           10,717
  Registration fees                                              183              816              623            1,624
  Postage and mailing expenses                                    59              201              535              623
  Custodian fees                                                  44              157              367              388
  Printing expenses                                               87              282              778              979
  Audit fees                                                      17               12               15               15
  Trustees' fees and expenses                                      5               10               19               13
  Other expenses                                                  14               59               52               49
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 2,308           10,942           40,059           48,988
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (52)            (178)            (606)            (973)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   2,256           10,764           39,453           48,015
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    (775)          (1,201)          15,978          (20,626)
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                   (7,916)          32,102          295,165          873,669
  Net realized gain/(loss) from
    foreign currency transactions                                  8               (1)           7,072           10,621
  Net realized gain/(loss)
    from futures contracts                                        --               --               --               --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency          42,529          985,283        1,306,446        1,866,065
-----------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                34,621        1,017,384        1,608,683        2,750,355
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net
  Assets Resulting from Operations                      $     33,846     $  1,016,183     $  1,624,661     $  2,729,729
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Janus
                                                           Janus            Janus           Special           Janus
                                                          Olympus          Overseas        Situations         Twenty
                                                            Fund             Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $     18,240     $     10,395     $        580     $    227,098
  Dividends                                                    4,336           34,332            1,609           54,990
  Foreign tax withheld                                           (95)          (4,500)              (1)          (1,713)
-----------------------------------------------------------------------------------------------------------------------
                                                              22,481           40,227            2,188          280,375
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               15,148           30,154            6,903          144,063
  Transfer agent fees and expenses                             4,671            7,954            2,347           41,139
  Registration fees                                              694              106               91            3,612
  Postage and mailing expenses                                   296              246              227            1,682
  Custodian fees                                                 226            3,101              116            1,311
  Printing expenses                                              438              354              285            2,460
  Audit fees                                                      13               19               24               42
  Trustees' fees and expenses                                     10               22               12              105
  Other expenses                                                  30              158               34              129
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                21,526           42,114           10,039          194,543
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (482)            (460)            (237)          (2,294)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  21,044           41,654            9,802          192,249
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   1,437           (1,427)          (7,614)          88,126
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                  184,613          222,112          180,611        1,696,305
  Net realized gain/(loss) from
    foreign currency transactions                              3,753          (24,762)              20            5,760
  Net realized gain/(loss)
    from futures contracts                                        --            6,888               --               --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency       1,038,175        1,425,059          239,367        7,129,143
-----------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                             1,226,541        1,629,297          419,998        8,831,208
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net
  Assets Resulting from Operations                      $  1,227,978     $  1,627,870     $    412,384     $  8,919,334
-----------------------------------------------------------------------------------------------------------------------

                                                           Janus            Janus
                                                          Venture         Worldwide
                                                            Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $      4,188     $     70,055
  Dividends                                                      862          123,129
  Foreign tax withheld                                           (17)         (13,309)
-----------------------------------------------------------------------------------------------------------------------
                                                               5,033          179,875
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                9,179          122,952
  Transfer agent fees and expenses                             2,543           33,501
  Registration fees                                               98            1,284
  Postage and mailing expenses                                   298              962
  Custodian fees                                                 137            8,433
  Printing expenses                                              272            1,395
  Audit fees                                                      16               50
  Trustees' fees and expenses                                     --               70
  Other expenses                                                  33              351
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                12,576          168,998
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (129)          (2,474)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  12,447          166,524
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  (7,414)          13,351
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments:
  Net realized gain/(loss) from
    securities transactions                                  305,991          897,252
  Net realized gain/(loss) from
    foreign currency transactions                               (273)         (82,872)
  Net realized gain/(loss)
    from futures contracts                                        --           28,109
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency         619,845        5,623,223
-----------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                               925,563        6,465,712
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net
  Assets Resulting from Operations                      $    918,149     $  6,479,063
-----------------------------------------------------------------------------------------------------------------------

(1)  Period from December 31, 1998 (inception) to October 31, 1999.

See Notes to Financial Statements.

56 and 57  Janus Equity Funds / October 31, 1999

Statements of | Assets & Liabilities


                                                                                          Janus            Janus
As of October 31, 1999                                     Janus           Janus          Equity           Global
(all numbers in thousands except           Janus          Balanced       Enterprise       Income       Life Sciences
net asset value per share)                  Fund            Fund            Fund           Fund             Fund
--------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $ 22,672,729    $  2,524,480    $  1,583,665    $    600,077    $    313,608

Investments at value                    $ 35,869,660    $  2,888,729    $  2,350,412    $    754,934    $    356,124
  Cash                                           735              --           1,592             556             589
  Receivables:
    Investments sold                         178,472          64,490           9,573          22,237           6,059
    Fund shares sold                          69,236          15,640          50,541           6,003           2,362
    Dividends                                 14,234           1,548             323           1,020              24
    Interest                                     260          23,214              --           1,840              14
  Other assets                                   145               2               3               1              --
  Forward currency contracts                     920             269              --              59              13
--------------------------------------------------------------------------------------------------------------------
Total Assets                              36,133,662       2,993,892       2,412,444         786,650         365,185
--------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                              --          10,368              --              --              --
    Investments purchased                    231,426          43,878          67,874              --          18,668
    Fund shares repurchased                   42,434           7,265          13,071           4,577           1,640
    Advisory fees                             18,407           1,554           1,126             434             217
    Transfer agent fees and expenses           4,252             373             258              94              48
  Accrued expenses                             2,413             685             417             226             176
  Forward currency contracts                      --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------
Total Liabilities                            298,932          64,123          82,746           5,331          20,749
--------------------------------------------------------------------------------------------------------------------
Net Assets                              $ 35,834,730    $  2,929,769    $  2,329,698    $    781,319    $    344,436
Shares Outstanding, $0.01 Par Value
(unlimited shares authorized)                837,703         134,478          39,728          34,612          28,781
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share               $      42.78    $      21.79    $      58.64    $      22.57    $      11.97
--------------------------------------------------------------------------------------------------------------------

                                           Janus           Janus
As of October 31, 1999                     Global          Growth          Janus           Janus           Janus
(all numbers in thousands except         Technology      and Income       Mercury         Olympus         Overseas
net asset value per share)                  Fund            Fund            Fund            Fund            Fund
--------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $  2,332,324    $  4,012,630    $  6,686,197    $  2,553,893    $  3,797,494

Investments at value                    $  3,317,052    $  5,807,053    $  9,025,736    $  3,856,807    $  5,730,362
  Cash                                           612             581              --             320             721
  Receivables:
    Investments sold                          22,003          47,978         207,905          35,969          35,946
    Fund shares sold                          65,174          22,969          70,207          26,835          40,492
    Dividends                                    230           2,538             417             392           5,293
    Interest                                     515           3,045              79              --              --
  Other assets                                    --              12               9               4              20
  Forward currency contracts                     555           3,543          15,943           2,583              --
--------------------------------------------------------------------------------------------------------------------
Total Assets                               3,406,141       5,887,719       9,320,296       3,922,910       5,812,834
--------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                              --              --           1,557              --              --
    Investments purchased                     59,638          39,064         227,478          22,119         150,081
    Fund shares repurchased                    9,214           7,024          23,797          10,156           6,862
    Advisory fees                              1,564           3,022           4,629           1,961           2,917
    Transfer agent fees and expenses             339             766           1,147             461             673
  Accrued expenses                               872             958           1,805             765             522
  Forward currency contracts                      --              --              --              --          11,799
--------------------------------------------------------------------------------------------------------------------
Total Liabilities                             71,627          50,834         260,413          35,462         172,854
--------------------------------------------------------------------------------------------------------------------
Net Assets                              $  3,334,514    $  5,836,885    $  9,059,883    $  3,887,448    $  5,639,980
Shares Outstanding, $0.01 Par Value
(unlimited shares authorized)                159,134         158,427         254,168          95,129         222,517
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share               $      20.95    $      36.84    $      35.65    $      40.87    $      25.35
--------------------------------------------------------------------------------------------------------------------

                                           Janus
As of October 31, 1999                    Special          Janus           Janus           Janus
(all numbers in thousands except         Situations        Twenty         Venture        Worldwide
net asset value per share)                  Fund            Fund            Fund            Fund
--------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                     $    918,480    $ 18,130,745    $  1,053,467    $ 16,009,378

Investments at value                    $  1,200,622    $ 28,837,043    $  1,899,166    $ 24,167,490
  Cash                                         1,595           2,063           1,570             562
  Receivables:
    Investments sold                           1,594          15,469           8,900         178,615
    Fund shares sold                           4,312          32,314             556         117,486
    Dividends                                     16           2,619              35          20,042
    Interest                                     169          12,805              --           1,345
  Other assets                                     4              62              23              62
  Forward currency contracts                      --              --              40              --
--------------------------------------------------------------------------------------------------------------------
Total Assets                               1,208,312      28,902,375       1,910,290      24,485,602
--------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                              --              --              --              --
    Investments purchased                      7,414          38,520          47,994         339,608
    Fund shares repurchased                    2,511          48,022             640          29,352
    Advisory fees                                669          14,887             953          12,446
    Transfer agent fees and expenses             153           3,829             248           3,014
  Accrued expenses                               186           4,005             100           2,359
  Forward currency contracts                     401              --              --           7,502
--------------------------------------------------------------------------------------------------------------------
Total Liabilities                             11,334         109,263          49,935         394,281
--------------------------------------------------------------------------------------------------------------------
Net Assets                              $  1,196,978    $ 28,793,112    $  1,860,355    $ 24,091,321
Shares Outstanding, $0.01 Par Value
(unlimited shares authorized)                 52,623         412,990          20,736         409,242
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share               $      22.75    $      69.72    $      89.71    $      58.87
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

58 and 59  Janus Equity Funds / October 31, 1999

Statements of | Changes in Net Assets

                                                                                                               Janus
                                                                             Janus                            Balanced
For the fiscal year or period ended October 31                                Fund                              Fund
(all numbers in thousands)                                            1999             1998             1999             1998

Operations:
  Net investment income/(loss)                                    $    (41,428)    $       (825)    $     46,354     $     12,539
  Net realized gain/(loss) from investment transactions              4,515,566          589,663           44,197            5,846
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              7,602,574        2,210,595          282,705           49,716
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                12,076,712        2,799,433          373,256           68,101
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --         (149,577)         (40,851)         (10,977)
  Dividends (in excess of net investment income)*                           --               --               --               --
  Net realized gain from investment transactions*                     (609,005)      (3,125,216)          (6,137)         (34,067)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (609,005)      (3,274,793)         (46,988)         (45,044)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        7,220,120        3,186,804        2,469,162          622,532
  Reinvested dividends and distributions                               593,074        3,186,148           45,775           44,048
  Shares repurchased                                                (4,167,433)      (4,205,664)        (741,485)        (219,747)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              3,645,761        2,167,288        1,773,452          446,833
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               15,113,468        1,691,928        2,099,720          469,890
Net Assets:
  Beginning of period                                               20,721,262       19,029,334          830,049          360,159
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $ 35,834,730     $ 20,721,262     $  2,929,769     $    830,049
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 18,192,467     $ 14,546,706     $  2,511,385     $    737,933
  Undistributed net investment income/(loss)*                               --               --            9,728            4,165
  Undistributed net realized gain/(loss) from investments*           4,444,420          579,287           44,135            6,135
  Unrealized appreciation of investments and foreign currency       13,197,843        5,595,269          364,521           81,816
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $ 35,834,730     $ 20,721,262     $  2,929,769     $    830,049
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                          193,574          113,579          119,933           37,044
  Reinvested distributions                                              17,907          130,632            2,232            2,868
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                  211,481          244,211          122,165           39,912
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (114,553)        (151,587)         (35,896)         (13,233)
Net Increase/(Decrease) in Fund Shares                                  96,928           92,624           86,269           26,679
Shares Outstanding, Beginning of Period                                740,775          648,151           48,209           21,530
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      837,703          740,775          134,478           48,209
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $ 19,647,972     $ 13,850,135     $  2,551,827     $    679,170
  Proceeds from sales of securities                                 16,875,185       16,162,138          981,564          337,939
  Purchases of long-term U.S. government obligations                        --               --          417,749           45,545
  Proceeds from sales of long-term U.S. government obligations              --               --          204,699           34,603


                                                                              Janus                            Janus
                                                                            Enterprise                     Equity Income
For the fiscal year or period ended October 31                                 Fund                             Fund
(all numbers in thousands)                                            1999             1998             1999             1998

Operations:
  Net investment income/(loss)                                    $     (7,574)    $     (3,669)    $      4,612     $        543
  Net realized gain/(loss) from investment transactions                164,387           79,005           19,925            3,247
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                645,267          (12,029)         133,653           13,912
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   802,080           63,307          158,190           17,702
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --               --           (4,016)            (233)
  Dividends (in excess of net investment income)*                           --               --               --               --
  Net realized gain from investment transactions*                      (76,954)         (34,480)          (3,238)          (5,097)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (76,954)         (34,480)          (7,254)          (5,330)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        2,596,427          520,538          843,424          224,385
  Reinvested dividends and distributions                                75,297           33,924            7,039            5,387
  Shares repurchased                                                (1,626,151)        (576,118)        (420,862)        (115,687)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,045,573          (21,656)         429,601          114,085
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
Net Assets:                                                          1,770,699            7,171          580,537          126,457
  Beginning of period                                                  558,999          551,828          200,782           74,325
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  2,329,698     $    558,999     $    781,319     $    200,782
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,406,869     $    361,296     $    605,409     $    175,807
  Undistributed net investment income/(loss)*                               --               --              916              474
  Undistributed net realized gain/(loss) from investments*             156,083           76,223           20,076            3,236
  Unrealized appreciation of investments and foreign currency          766,746          121,480          154,918           21,265
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  2,329,698     $    558,999     $    781,319     $    200,782
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                           57,208           16,290           41,541           15,102
  Reinvested distributions                                               2,196            1,154              358              408
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   59,404           17,444           41,899           15,510
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (36,967)         (18,034)         (20,162)          (7,952)
Net Increase/(Decrease) in Fund Shares                                  22,437             (590)          21,737            7,558
Shares Outstanding, Beginning of Period                                 17,291           17,881           12,875            5,317
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       39,728           17,291           34,612           12,875
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $  1,962,882     $    729,785     $    830,115     $    228,057
  Proceeds from sales of securities                                  1,098,630          804,426          428,601          128,268
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

                                                                  Janus Global     Janus Global                Janus
                                                                 Life Sciences      Technology           Growth and Income
For the fiscal year or period ended October 31                        Fund             Fund                     Fund
(all numbers in thousands)                                           1999(1)          1999(1)           1999             1998

Operations:
  Net investment income/(loss)                                    $       (775)    $     (1,201)    $     15,978     $      8,295
  Net realized gain/(loss) from investment transactions                 (7,908)          32,101          302,237          220,260
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                 42,529          985,283        1,306,446          104,949
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    33,846        1,016,183        1,624,661          333,504
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --               --          (15,193)          (3,592)
  Dividends (in excess of net investment income)*                           --               --               --               --
  Net realized gain from investment transactions*                           --               --         (226,033)        (184,658)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --               --         (241,226)        (188,250)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          453,475        3,012,815        2,509,768        1,412,356
  Reinvested dividends and distributions                                    --               --          235,700          184,420
  Shares repurchased                                                  (142,885)        (694,484)      (1,111,097)        (811,950)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                310,590        2,318,331        1,634,371          784,826
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
Net Assets:                                                            344,436        3,334,514        3,017,806          930,080
  Beginning of period                                                       --               --        2,819,079        1,888,999
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    344,436     $  3,334,514     $  5,836,885     $  2,819,079
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    309,815     $  2,318,332     $  3,737,108     $  2,102,737
  Undistributed net investment income/(loss)*                               --               --            6,219            5,513
  Undistributed net realized gain/(loss) from investments*              (7,908)          30,899          295,592          219,309
  Unrealized appreciation of investments and foreign currency           42,529          985,283        1,797,966          491,520
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $    344,436     $  3,334,514     $  5,836,885     $  2,819,079
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                           41,355          204,154           78,387           54,594
  Reinvested distributions                                                  --               --            8,139            8,105
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   41,355          204,154           86,526           62,699
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (12,574)         (45,020)         (34,683)         (31,457)
Net Increase/(Decrease) in Fund Shares                                  28,781          159,134           51,843           31,242
Shares Outstanding, Beginning of Period                                     --               --          106,584           75,342
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       28,781          159,134          158,427          106,584
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                         $    675,905     $  2,115,807     $  3,132,952     $  2,442,458
  Proceeds from sales of securities                                    426,077          320,204        1,708,174        2,149,033
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

                                                                           Janus
                                                                          Mercury
For the fiscal year or period ended October 31                              Fund
(all numbers in thousands)                                          1999            1998

Operations:
  Net investment income/(loss)                                  $   (20,626)    $    (6,863)
  Net realized gain/(loss) from investment transactions             884,290         243,921
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                           1,866,065         204,681
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations              2,729,729         441,739
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 --              --
  Dividends (in excess of net investment income)*                        --          (4,295)
  Net realized gain from investment transactions*                  (238,426)       (196,658)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (238,426)       (200,953)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                     6,569,208       1,556,825
  Reinvested dividends and distributions                            233,638         196,626
  Shares repurchased                                             (2,602,343)     (1,597,209)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions           4,200,503         156,242
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
Net Assets:                                                       6,691,806         397,028
  Beginning of period                                             2,368,077       1,971,049
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                 $ 9,059,883     $ 2,368,077
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                      $ 5,844,758     $ 1,644,255
  Undistributed net investment income/(loss)*                            --              --
  Undistributed net realized gain/(loss) from investments*          859,643         234,405
  Unrealized appreciation of investments and foreign currency     2,355,482         489,417
---------------------------------------------------------------------------------------------------------------------------------
                                                                $ 9,059,883     $ 2,368,077
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                       218,371          80,428
  Reinvested distributions                                            9,763          12,167
---------------------------------------------------------------------------------------------------------------------------------
Total                                                               228,134          92,595
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                  (87,968)        (84,267)
Net Increase/(Decrease) in Fund Shares                              140,166           8,328
Shares Outstanding, Beginning of Period                             114,002         105,674
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   254,168         114,002
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
  Purchases of securities                                       $ 8,242,717     $ 2,114,889
  Proceeds from sales of securities                               4,442,546       2,337,255
  Purchases of long-term U.S. government obligations                     --              --
  Proceeds from sales of long-term U.S. government obligations           --              --

(1)  Period from December 31, 1998, (inception) to October 31, 1999.

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

60 and 61  Janus Equity Funds / October 31, 1999

                                                                             Janus                             Janus
                                                                            Olympus                           Overseas
For the fiscal year ended October 31                                          Fund                              Fund
(all numbers in thousands)                                            1999             1998             1999             1998

Operations:
  Net investment income/(loss)                                    $      1,437     $     (1,635)    $     (1,427)    $     22,744
  Net realized gain/(loss) from investment transactions                188,366           (4,017)         204,238         (174,093)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              1,038,175          150,137        1,425,059          200,570
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 1,227,978          144,485        1,627,870           49,221
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --               --          (18,532)         (16,883)
  Dividends (in excess of net investment income)*                           --           (1,358)          (1,446)              --
  Net realized gain from investment transactions*                           --          (24,652)              --          (89,374)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --          (26,010)         (19,978)        (106,257)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        2,851,976          663,265        3,443,778        4,151,239
  Reinvested dividends and distributions                                    --           25,635           19,035          103,249
  Shares repurchased                                                (1,140,000)        (475,532)      (3,319,823)      (3,513,551)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,711,976          213,368          142,990          740,937
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                2,939,954          331,843        1,750,882          683,901
Net Assets:
  Beginning of period                                                  947,494          615,651        3,889,098        3,205,197
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                     $  3,887,448     $    947,494     $  5,639,980     $  3,889,098
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  2,397,409     $    685,433     $  3,689,899     $  3,548,643
  Undistributed net investment income/(loss)*                            1,437               --               --           19,959
  Undistributed net realized gain/(loss) from investments*             183,105           (5,261)          29,073         (175,453)
  Unrealized appreciation of investments and foreign currency        1,305,497          267,322        1,921,008          495,949
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  3,887,448     $    947,494     $  5,639,980     $  3,889,098
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                           86,347           32,029          160,426          220,566
  Reinvested distributions                                                  --            1,491              954            5,955
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   86,347           33,520          161,380          226,521
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (34,884)         (23,295)        (155,478)        (188,605)
Net Increase/(Decrease) in Fund Shares                                  51,463           10,225            5,902           37,916
  Shares Outstanding, Beginning of Period                               43,666           33,441          216,615          178,699
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       95,129           43,666          222,517          216,615
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                         $  3,323,040     $    915,583     $  4,367,373     $  4,221,837
  Proceeds from sales of securities                                  1,821,501          881,598        4,003,772        3,834,004
  Purchases of long-term U.S. government obligations                    47,700               --               --               --
  Proceeds from sales of long-term U.S. government obligations          49,518               --               --               --

                                                                              Janus                             Janus
                                                                        Special Situations                      Twenty
For the fiscal year ended October 31                                           Fund                              Fund
(all numbers in thousands)                                            1999             1998             1999             1998

Operations:
  Net investment income/(loss)                                    $     (7,614)    $     (3,487)    $     88,126     $     31,052
  Net realized gain/(loss) from investment transactions                180,631           (2,070)       1,702,065           84,283
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                239,367            9,074        7,129,143        2,427,694
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   412,384            3,517        8,919,334        2,543,029
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --               --          (40,224)         (16,587)
  Dividends (in excess of net investment income)*                           --               --               --               --
  Net realized gain from investment transactions*                       (2,186)         (17,012)         (86,763)        (752,195)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (2,186)         (17,012)        (126,987)        (768,782)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          632,584          904,751       14,534,172        5,456,699
  Reinvested dividends and distributions                                 2,143           16,542          124,417          754,471
  Shares repurchased                                                  (634,264)        (455,258)      (5,912,694)      (2,601,617)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    463          466,035        8,745,895        3,609,553
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  410,661          452,540       17,538,242        5,383,800
Net Assets:                                                            786,317          333,777       11,254,870        5,871,070
  Beginning of period
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                     $  1,196,978     $    786,317     $ 28,793,112     $ 11,254,870
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    745,509     $    745,046     $ 16,306,041     $  7,560,146
  Undistributed net investment income/(loss)*                               --               --           79,074           31,035
  Undistributed net realized gain/(loss) from investments*             169,728           (1,103)       1,701,702           86,537
  Unrealized appreciation of investments and foreign currency          281,741           42,374       10,706,295        3,577,152
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,196,978     $    786,317     $ 28,793,112     $ 11,254,870
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           31,126           59,478          248,644          137,366
  Reinvested distributions                                                 128            1,221            2,310           24,760
Total                                                                   31,254           60,699          250,954          162,126
  Shares Repurchased                                                   (32,603)         (30,431)         (99,838)         (67,253)
Net Increase/(Decrease) in Fund Shares                                  (1,349)          30,268          151,116           94,873
  Shares Outstanding, Beginning of Period                               53,972           23,704          261,874          167,001
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       52,623           53,972          412,990          261,874
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                         $  1,036,996     $  1,255,119     $ 13,075,264     $  5,303,352
  Proceeds from sales of securities                                  1,035,768          810,438        6,885,818        3,789,475
  Purchases of long-term U.S. government obligations                        --               --          337,784          388,670
  Proceeds from sales of long-term U.S. government obligations              --               --          504,968          188,367

                                                                              Janus                             Janus
                                                                             Venture                           Worldwide
For the fiscal year ended October 31                                           Fund                              Fund
(all numbers in thousands)                                            1999             1998             1999             1998

Operations:
  Net investment income/(loss)                                    $     (7,414)    $     (3,380)    $     13,351     $     61,934
  Net realized gain/(loss) from investment transactions                305,718           88,939          842,489         (331,717)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                619,845          (64,755)       5,623,223        1,260,143
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   918,149           20,804        6,479,063          990,360
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              (52)         (61,988)         (50,801)
  Dividends (in excess of net investment income)*                           --           (1,458)              --               --
  Net realized gain from investment transactions*                      (89,623)        (193,117)              --         (676,334)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (89,623)        (194,627)         (61,988)        (727,135)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          166,902          172,993       11,534,834        8,757,202
  Reinvested dividends and distributions                                86,300          188,622           60,059          706,814
  Shares repurchased                                                  (257,241)        (404,265)      (7,852,637)      (6,153,476)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (4,039)         (42,650)       3,742,256        3,310,540
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  824,487         (216,473)      10,159,331        3,573,765
Net Assets:                                                          1,035,868        1,252,341       13,931,990       10,358,225
  Beginning of period
---------------------------------------------------------------------------------------------------------------------------------
End of period                                                     $  1,860,355     $  1,035,868     $ 24,091,321     $ 13,931,990
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    716,645     $    720,685     $ 15,444,738     $ 11,702,483
  Undistributed net investment income/(loss)*                               --               --           11,268           61,968
  Undistributed net realized gain/(loss) from investments*             297,970           89,289          484,853         (359,700)
  Unrealized appreciation of investments and foreign currency          845,740          225,894        8,150,462        2,527,239
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,860,355     $  1,035,868     $ 24,091,321     $ 13,931,990
---------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                            2,581            3,296          226,979          204,904
  Reinvested distributions                                               1,550            3,904            1,277           18,812
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                    4,131            7,200          228,256          223,716
---------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (4,192)          (7,687)        (154,582)        (146,793)
Net Increase/(Decrease) in Fund Shares                                     (61)            (487)          73,674           76,923
  Shares Outstanding, Beginning of Period                               20,797           21,284          335,568          258,645
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       20,736           20,797          409,242          335,568
---------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
  Purchases of securities                                         $  1,329,844     $    988,045     $ 15,664,200     $ 11,468,001
  Proceeds from sales of securities                                  1,332,811        1,284,642       11,860,384       10,368,469
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

62 and 63  Janus Equity Funds / October 31, 1999

Financial | Highlights

For a share outstanding throughout                                                 Janus Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      27.97    $      29.36    $      26.65    $      23.37    $      19.62
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            (.02)            .15             .31             .16
  Net gains or (losses) on securities
    (both realized and unrealized)                       15.63            3.70            5.69            4.23            3.99
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         15.63            3.68            5.84            4.54            4.15
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --            (.23)           (.21)           (.13)           (.01)
  Dividends (in excess of net investment income)            --              --              --              --              --
  Distributions (from capital gains)                      (.82)          (4.84)          (2.92)          (1.13)           (.39)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.82)          (5.07)          (3.13)          (1.26)           (.40)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      42.78    $      27.97    $      29.36    $      26.65    $      23.37
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            56.75%          15.12%          24.18%          20.31%          21.62%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $ 35,834,730    $ 20,721,262    $ 19,029,334    $ 15,313,180    $ 11,962,970
Average Net Assets for the Period (in thousands)  $ 28,993,305    $ 20,777,322    $ 17,515,216    $ 13,753,157    $ 10,559,806
Ratio of Gross Expenses to Average Net Assets(1)         0.85%           0.87%           0.87%           0.86%           0.87%
Ratio of Net Expenses to Average Net Assets(1)           0.84%           0.86%           0.86%           0.85%           0.86%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.14%)            --            0.85%           0.91%           1.25%
Portfolio Turnover Rate                                    63%             70%            132%            104%            118%

For a share outstanding throughout                                            Janus Balanced Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      17.22    $      16.73    $      15.20    $      13.72    $      12.17
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .42             .33             .36             .33             .61
  Net gains or (losses) on securities
    (both realized and unrealized)                        4.69            2.00            2.88            2.22            1.52
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          5.11            2.33            3.24            2.55            2.13
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.43)           (.35)           (.36)           (.26)           (.58)
  Dividends (in excess of net investment income)            --              --              --              --              --
  Distributions (from capital gains)                      (.11)          (1.49)          (1.35)           (.81)             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.54)          (1.84)          (1.71)          (1.07)           (.58)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      21.79    $      17.22    $      16.73    $      15.20    $      13.72
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            29.89%          15.48%          23.38%          19.39%          18.26%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  2,929,769    $    830,049    $    360,159    $    207,044    $    124,545
Average Net Assets for the Period (in thousands)  $  1,953,809    $    536,524    $    283,220    $    158,607    $    107,259
Ratio of Gross Expenses to Average Net Assets(1)          .92%           1.03%           1.12%           1.23%           1.35%
Ratio of Net Expenses to Average Net Assets(1)            .91%           1.01%           1.10%           1.21%           1.32%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  2.37%           2.34%           2.63%           2.35%           2.52%
Portfolio Turnover Rate                                    64%             73%            139%            151%            185%

(1)  See "Explanation of the Charts and Tables."

See Notes to Financial Statements.

64  Janus Equity Funds / October 31, 1999

For a share outstanding throughout                                           Janus Enterprise Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      32.33    $      30.86    $      31.19    $      27.14    $      24.43
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --              --              --              --             .52
  Net gains or (losses) on securities
    (both realized and unrealized)                       30.61            3.43             .95            5.85            3.09
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         30.61            3.43             .95            5.85            3.61
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --              --              --              --            (.52)
  Dividends (in excess of net investment income)            --              --              --              --              --
  Distributions (from capital gains)                     (4.30)          (1.96)          (1.28)          (1.80)           (.38)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (4.30)          (1.96)          (1.28)          (1.80)           (.90)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      58.64    $      32.33    $      30.86    $      31.19    $      27.14
------------------------------------------------------------------------------------------------------------------------------
Total Return                                           104.09%          11.79%           3.31%          22.43%          15.46%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  2,329,698    $    558,999    $    551,828    $    732,003    $    459,370
Average Net Assets for the Period (in thousands)  $  1,126,839    $    551,467    $    613,784    $    596,313    $    407,791
Ratio of Gross Expenses to Average Net Assets(1)         0.98%           1.08%           1.07%           1.14%           1.26%
Ratio of Net Expenses to Average Net Assets(1)           0.95%           1.06%           1.04%           1.12%           1.23%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.67%)         (0.67%)         (0.61%)         (0.78%)          0.02%
Portfolio Turnover Rate                                    98%            134%            111%             93%            194%

For a share outstanding throughout                                  Janus Equity Income Fund
each fiscal year or period ended October 31           1999            1998            1997          1996(2)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      15.59    $      13.98    $      11.29    $      10.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .14             .05             .09             .07
  Net gains or (losses) on securities
    (both realized and unrealized)                        7.17            2.47            3.11            1.25
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          7.31            2.52            3.20            1.32
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.15)           (.03)           (.12)           (.03)
  Dividends (in excess of net investment income)            --              --              --              --
  Distributions (from capital gains)                      (.18)           (.88)           (.39)             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.33)           (.91)           (.51)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      22.57    $      15.59    $      13.98    $      11.29
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           47.22%          19.21%          29.46%          13.20%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $    781,319    $    200,782    $     74,325    $     30,429
Average Net Assets for the Period (in thousands)  $    571,009    $    133,613    $     46,054    $     21,424
Ratio of Gross Expenses to Average Net Assets**(1)       1.02%           1.21%           1.48%           1.79%
Ratio of Net Expenses to Average Net Assets**(1)         1.01%           1.18%           1.45%           1.71%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                0.81%           0.41%           0.62%           3.09%
Portfolio Turnover Rate**                                  81%            101%            180%            325%

(1) See "Explanation of the Charts and Tables."
(2) Fiscal period June 29, 1996 (inception) to October 31, 1996.
 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 1999  65

                                                                  Janus Global
For a share outstanding throughout                            Life Sciences Fund
the period ended October 31                                          1999(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              --
  Net gains or (losses) on securities
    (both realized and unrealized)                                        1.97
--------------------------------------------------------------------------------
Total from Investment Operations                                          1.97
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                    --
  Dividends (in excess of net investment income)                            --
  Distributions (from capital gains)                                        --
--------------------------------------------------------------------------------
Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $      11.97
--------------------------------------------------------------------------------
Total Return*                                                           19.70%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $    344,436
Average Net Assets for the Period (in thousands)                  $    227,552
Ratio of Gross Expenses to Average Net Assets**(1)                       1.21%
Ratio of Net Expenses to Average Net Assets**(1)                         1.19%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                               (0.41%)
Portfolio Turnover Rate**                                                 235%

                                                                   Janus Global
For a share outstanding throughout                               Technology Fund
the period ended October 31                                          1999(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                              --
  Net gains or (losses) on securities
    (both realized and unrealized)                                       10.95
--------------------------------------------------------------------------------
Total from Investment Operations                                         10.95
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                    --
  Dividends (in excess of net investment income)                            --
  Distributions (from capital gains)                                        --
--------------------------------------------------------------------------------
Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $      20.95
--------------------------------------------------------------------------------
Total Return*                                                          109.40%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $  3,334,514
Average Net Assets for the Period (in thousands)                  $  1,265,552
Ratio of Gross Expenses to Average Net Assets**(1)                       1.04%
Ratio of Net Expenses to Average Net Assets**(1)                         1.02%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                               (0.11%)
Portfolio Turnover Rate**                                                  31%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

66  Janus Equity Funds / October 31, 1999

For a share outstanding throughout                                        Janus Growth and Income Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      26.45    $      25.07    $      20.05    $      18.13    $      14.69
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .26             .08             .01             .16             .11
  Net gains or (losses) on securities
    (both realized and unrealized)                       12.27            3.72            6.98            4.01            3.43
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         12.53            3.80            6.99            4.17            3.54
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.27)           (.04)           (.11)           (.08)           (.10)
  Dividends (in excess of net investment income)            --              --              --              --              --
  Distributions (from capital gains)                     (1.87)          (2.38)          (1.86)          (2.17)             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.14)          (2.42)          (1.97)          (2.25)           (.10)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      36.84    $      26.45    $      25.07    $      20.05    $      18.13
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            49.59%          16.73%          37.78%          25.56%          24.20%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  5,836,885    $  2,819,079    $  1,888,999    $  1,033,183    $    582,963
Average Net Assets for the Period (in thousands)  $  4,375,277    $  2,478,899    $  1,415,563    $    773,343    $    498,442
Ratio of Gross Expenses to Average Net Assets(1)         0.92%           0.96%           0.98%           1.05%           1.19%
Ratio of Net Expenses to Average Net Assets(1)           0.90%           0.94%           0.96%           1.03%           1.17%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.37%           0.33%           0.30%           0.70%           1.11%
Portfolio Turnover Rate                                    43%             95%            127%            153%            195%

For a share outstanding throughout                                              Janus Mercury Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      20.77    $      18.65    $      18.20    $      17.38    $      14.12
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            (.01)           (.01)            .14             .16
  Net gains or (losses) on securities
    (both realized and unrealized)                       16.89            4.07            2.82            2.74            3.37
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         16.89            4.06            2.81            2.88            3.53
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --              --            (.08)             --            (.16)
  Dividends (in excess of net investment income)            --            (.04)             --              --              --
  Distributions (from capital gains)                     (2.01)          (1.90)          (2.28)          (2.06)           (.11)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (2.01)          (1.94)          (2.36)          (2.06)           (.27)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      35.65    $      20.77    $      18.65    $      18.20    $      17.38
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            86.02%          24.75%          17.07%          18.18%          25.53%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  9,059,883    $  2,368,077    $  1,971,049    $  2,002,350    $  1,520,768
Average Net Assets for the Period (in thousands)  $  5,258,427    $  2,103,414    $  2,045,901    $  1,838,593    $  1,116,377
Ratio of Gross Expenses to Average Net Assets(1)         0.93%           0.97%           0.98%           1.02%           1.14%
Ratio of Net Expenses to Average Net Assets(1)           0.91%           0.94%           0.96%           1.00%           1.12%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.39%)         (0.33%)          0.21%           0.45%           0.50%
Portfolio Turnover Rate                                    89%            105%            157%            177%            201%

(1)  See "Explanation of the Charts and Tables."

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 1999  67

For a share outstanding throughout                                     Janus Olympus Fund
each fiscal year or period ended October 31           1999            1998            1997           1996(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      21.70    $      18.41    $      14.86    $      12.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .02              --             .04             .13
  Net gains or (losses) on securities
    (both realized and unrealized)                       19.15            4.05            3.64            2.73
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         19.17            4.05            3.68            2.86
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --              --            (.13)             --
  Dividends (in excess of net investment income)            --            (.04)             --              --
  Distributions (from capital gains)                        --            (.72)             --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            (.76)           (.13)             --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      40.87    $      21.70    $      18.41    $      14.86
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           88.34%          23.10%          24.98%          23.83%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  3,887,448    $    947,494    $    615,651    $    432,375
Average Net Assets for the Period (in thousands)  $  2,268,894    $    774,434    $    517,424    $    276,006
Ratio of Gross Expenses to Average Net Assets**(2)       0.95%           1.01%           1.06%           1.17%
Ratio of Net Expenses to Average Net Assets**(2)         0.93%           0.98%           1.03%           1.15%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                0.06%          (0.21%)          0.26%           1.64%
Portfolio Turnover Rate**                                  91%            123%            244%            303%

For a share outstanding throughout                                            Janus Overseas Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      17.95    $      17.94    $      14.81    $      11.58    $      10.36
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --             .08             .04             .10             .12
  Net gains or (losses) on securities
    (both realized and unrealized)                        7.49             .54            3.39            3.34            1.10
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          7.49             .62            3.43            3.44            1.22
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.08)           (.10)           (.04)           (.11)             --
  Dividends (in excess of net investment income)          (.01)             --              --              --              --
  Distributions (from capital gains)                        --            (.51)           (.26)           (.10)             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.09)           (.61)           (.30)           (.21)             --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      25.35    $      17.95    $      17.94    $      14.81    $      11.58
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            41.77%           3.55%          23.56%          30.19%          11.78%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  5,639,980    $  3,889,098    $  3,205,197    $    772,630    $    110,866
Average Net Assets for the Period (in thousands)  $  4,577,552    $  3,948,710    $  2,093,370    $    335,098    $     77,668
Ratio of Gross Expenses to Average Net Assets(2)         0.92%           0.96%           1.03%           1.26%           1.76%
Ratio of Net Expenses to Average Net Assets(2)           0.91%           0.94%           1.01%           1.23%           1.73%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.03%)          0.58%           0.81%           0.73%           0.36%
Portfolio Turnover Rate                                    92%            105%             72%             71%            188%

(1)  Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

68  Janus Equity Funds / October 31, 1999

For a share outstanding throughout                       Janus Special Situations Fund
each fiscal year or period ended October 31           1999            1998          1997(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      14.57    $      14.08    $      10.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --              --              --
  Net gains or (losses) on securities
    (both realized and unrealized)                        8.22            1.15            4.08
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          8.22            1.15            4.08
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --              --              --
  Dividends (in excess of net investment income)            --              --              --
  Distributions (from capital gains)                      (.04)           (.66)             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.04)           (.66)             --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      22.75    $      14.57    $      14.08
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           56.54%           8.49%          40.80%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  1,196,978    $    786,317    $    333,777
Average Net Assets for the Period (in thousands)  $  1,000,549    $    716,123    $    168,215
Ratio of Gross Expenses to Average Net Assets**(2)       1.00%           1.08%           1.20%
Ratio of Net Expenses to Average Net Assets**(2)         0.98%           1.05%           1.18%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                               (0.76%)         (0.49%)         (0.08%)
Portfolio Turnover Rate**                                 104%            117%            146%

For a share outstanding throughout                                             Janus Twenty Fund
each fiscal year ended October 31                     1999            1998            1997            1996           1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      42.98    $      35.16    $      31.90    $      30.12    $      24.24
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .21             .12            (.09)            .37             .01
  Net gains or (losses) on securities
    (both realized and unrealized)                       26.97           12.26            8.85            6.68            5.94
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         27.18           12.38            8.76            7.05            5.95
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.14)           (.10)           (.18)             --            (.07)
  Dividends (in excess of net investment income)            --              --              --              --              --
  Distributions (from capital gains)                      (.30)          (4.46)          (5.32)          (5.27)             --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.44)          (4.56)          (5.50)          (5.27)           (.07)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      69.72    $      42.98    $      35.16    $      31.90    $      30.12
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            63.51%          40.58%          31.65%          27.59%          24.67%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $ 28,793,112    $ 11,254,870    $  5,871,070    $  3,937,444    $  2,995,751
Average Net Assets for the Period (in thousands)  $ 22,206,982    $  8,025,121    $  4,989,616    $  3,385,561    $  2,716,278
Ratio of Gross Expenses to Average Net Assets(2)         0.88%           0.91%           0.93%           0.93%           1.00%
Ratio of Net Expenses to Average Net Assets(2)           0.87%           0.90%           0.91%           0.92%           0.99%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.40%           0.39%           0.33%           0.67%           0.62%
Portfolio Turnover Rate                                    40%             54%            123%            137%            147%

(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.
(2) See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 1999  69

For a share outstanding throughout                                            Janus Venture Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      49.81    $      58.84    $      57.16    $      59.53    $      52.86
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            (.09)            .16              --             .05
  Net gains or (losses) on securities
    (both realized and unrealized)                       44.31             .43            6.80            5.09            9.49
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         44.31             .34            6.96            5.09            9.54
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --              --              --            (.01)           (.03)
  Dividends (in excess of net investment income)            --            (.07)             --              --              --
  Distributions (from capital gains)                     (4.41)          (9.30)          (5.28)          (7.45)          (2.84)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (4.41)          (9.37)          (5.28)          (7.46)          (2.87)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      89.71    $      49.81    $      58.84    $      57.16    $      59.53
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            94.42%           1.07%          13.38%           9.28%          19.24%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  1,860,355    $  1,035,868    $  1,252,341    $  1,741,316    $  1,753,201
Average Net Assets for the Period (in thousands)  $  1,350,642    $  1,174,220    $  1,379,145    $  1,822,801    $  1,612,514
Ratio of Gross Expenses to Average Net Assets(1)         0.93%           0.94%           0.94%           0.89%           0.92%
Ratio of Net Expenses to Average Net Assets(1)           0.92%           0.93%           0.92%           0.88%           0.91%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.55%)         (0.29%)          0.11%          (0.33%)          0.29%
Portfolio Turnover Rate                                   104%             90%            146%            136%            113%

For a share outstanding throughout                                            Janus Worldwide Fund
each fiscal year ended October 31                     1999            1998            1997            1996           1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      41.52    $      40.05    $      34.60    $      27.65    $      27.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .02            1.26            (.08)            .49             .81
  Net gains or (losses) on securities
    (both realized and unrealized)                       17.51            3.01            7.73            7.79            1.39
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         17.53            4.27            7.65            8.28            2.20
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.18)          (1.35)           (.15)           (.26)           (.54)
  Dividends (in excess of net investment income)            --              --              --              --              --
  Distributions (from capital gains)                        --           (1.45)          (2.05)          (1.07)          (1.01)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.18)          (2.80)          (2.20)          (1.33)          (1.55)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      58.87    $      41.52    $      40.05    $      34.60    $      27.65
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            42.33%          11.40%          23.34%          31.00%           8.89%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $ 24,091,321    $ 13,931,990    $ 10,358,225    $  4,467,185    $  1,804,354
Average Net Assets for the Period (in thousands)  $ 18,892,896    $ 13,078,350    $  7,783,669    $  2,953,495    $  1,622,142
Ratio of Gross Expenses to Average Net Assets(1)         0.89%           0.92%           0.97%           1.02%           1.24%
Ratio of Net Expenses to Average Net Assets(1)           0.88%           0.90%           0.95%           1.01%           1.23%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.07%           0.47%           0.65%           0.73%           0.99%
Portfolio Turnover Rate                                    68%             86%             79%             80%            142%

(1)  See "Explanation of the Charts and Tables."

See Notes to Financial Statements.

70  Janus Equity Funds / October 31, 1999

                                             Notes to | Schedules of Investments

EUR  Euro
GBP  British Pound

 * Non-income-producing security

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

s Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 1999:

                                         Purchases                      Sales                Realized      Dividend    Market Value
                                   Shares         Cost          Shares          Cost        Gain/(Loss)     Income      at 10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Adelphia Communications Corp.
  - Class A(1)                    3,351,471  $ 177,265,469              1  $           46  ($        11)          --  $  183,074,049
Cadence Design Systems, Inc.             --             --     19,355,625     477,538,412    31,315,100           --              --
AMFM, Inc.(2)                            --             --      8,455,000     267,797,306    99,049,602           --              --
Comcast Corp. - Special
  Class A(3)                      2,771,090     91,567,187             --              --            --   $1,055,923   2,025,778,191
Cytec Industries, Inc.                   --             --      2,326,325      66,561,213    (6,639,292)          --      28,249,200
Federal-Mogul Corp.                  27,000      1,040,548        917,540      55,157,019   (18,006,427)      42,183      90,075,512
Infinity Broadcasting Corp.
  - Class A                       9,141,225    208,035,129        243,400       5,846,273        54,467           --     307,531,077
Linear Technology Corp.(4)               --             --        130,000       5,233,014       624,081    2,364,492   1,064,828,511
Maxim Integrated Products, Inc.     225,000      8,951,590             --              --            --           --     985,289,981
Meredith Corp.                           --             --      3,691,905     114,223,914    11,198,499      608,734              --
Robert Half International, Inc.     771,500     29,082,823      5,414,073     166,460,181   (34,009,305)          --              --
Univision Communications, Inc.
  - Class A                       1,072,785     48,747,000             --              --            --           --     450,037,957
------------------------------------------------------------------------------------------------------------------------------------
                                             $ 564,689,746                 $1,158,817,378  $ 83,586,714   $4,071,332  $5,134,864,478
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
EduTrek International, Inc.         400,000  $   2,467,575        600,000  $    3,842,575  $     57,425           --              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life
  Sciences Fund
Cellegy Pharmaceuticals, Inc.       720,000  $   4,500,000             --              --            --           --  $    5,961,600
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Ocean Rig A.S.A                          --             --     18,533,941  $   24,702,588  ($20,074,556)          --              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
British Telecommunications PLC    1,991,056  $  33,873,268      1,991,056  $   33,873,268  ($ 2,988,603)  $  250,708              --
Le Groupe Videotron Itee          4,386,650     70,719,261             --              --            --       99,125  $   62,628,085
------------------------------------------------------------------------------------------------------------------------------------
                                             $ 104,592,529                     33,873,268  ($ 2,988,603)  $  349,833  $   62,628,085
------------------------------------------------------------------------------------------------------------------------------------

(1) Adelphia Communications Corp. - Class A acquired Century Communications Corp., effective 10/4/99.
(2)  Name change from Chancellor Media Corp. to AMFM, Inc., effective 7/14/99.
(3)  Adjusted for 2-for-1 stock split 5/6/99.
(4)  Adjusted for 2-for-1 stock split 2/22/99.

                                       Janus Equity Funds / October 31, 1999  71

                                              Purchases                      Sales             Realized      Dividend   Market Value
                                        Shares         Cost          Shares        Cost       Gain/(Loss)     Income     at 10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.       155,000  $   3,916,927         30,000  $    232,948  $    457,041           --  $ 48,668,813
Exide Corp.                           2,137,235     35,505,206             --            --            --   $  140,727    18,967,961
Magnum Hunter Resources, Inc.                --             --        100,000       600,000      (336,877)          --     5,682,445
Playboy Enterprises, Inc.               950,000     23,847,658             --            --            --           --    24,343,750
SBS Broadcasting S.A.(5)                 42,500      1,315,626             --            --            --           --    49,352,187
------------------------------------------------------------------------------------------------------------------------------------
                                                 $  64,585,417                 $    832,948  $    120,164   $  140,727  $147,015,156
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Excite, Inc.                            827,000  $  78,404,958        827,000  $ 78,404,958  $ 37,747,635           --            --
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
EduTrek International, Inc.             600,000  $   3,900,000        100,000  $    650,000  ($   573,846)          --  $    406,250
Engineering Animation, Inc.              94,230      4,888,492        669,230    24,907,500   (14,233,138)          --            --
Enzon, Inc.                           1,952,500     20,207,543             --            --            --           --    57,232,656
Globix Corp.                            774,685     19,322,329             --            --            --           --    27,888,660
pcOrder.com, Inc. - Class A             229,255      9,756,820             --            --            --           --    11,348,122
School Specialty, Inc.                  608,820     11,481,304             --            --            --           --    14,202,521
------------------------------------------------------------------------------------------------------------------------------------
                                                 $  69,556,488                 $ 25,557,500  ($14,806,984)          --  $111,078,209
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Assa Abloy A.B. - Class B             2,776,784  $  25,302,812        119,574  $  3,808,126  $  1,152,407   $1,412,010  $232,622,557
British Telecommunications PLC        8,417,455    143,202,821      8,417,455   143,202,821   (12,633,752)   1,059,902            --
Cellular Communications
  International, Inc.                        --             --        894,952    44,992,145    14,256,982           --            --
Getronics N.V                         4,280,086    175,935,008        310,822    15,826,342      (297,861)   1,027,827   361,440,389
Securitas A.B. - Class B                     --             --             --            --            --    1,622,074   234,166,486
Tecnost SpA                           2,173,238      3,592,859     11,742,900    15,819,599    13,626,132           --            --
------------------------------------------------------------------------------------------------------------------------------------
                                                 $ 348,033,500                 $223,649,033  $ 16,103,908   $5,121,813  $828,229,432
------------------------------------------------------------------------------------------------------------------------------------

(5) Name change from Scandinavian Broadcasting System S.A. to SBS Broadcasting S.A., effective 12/28/98.

See Notes to Financial Statements.

72  Janus Equity Funds / October 31, 1999

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Fourteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus, Janus Special Situations and Janus Twenty Funds, which are nondiversified.

     Janus Global Life Sciences Fund and Janus Global Technology Fund began operations on December 31, 1998. Organization costs were borne by Janus Capital Corp. (Janus Capital).

     The following policies have been consistently followed by the Funds and are
     in  conformity  with  accounting   principles  generally  accepted  in  the
     investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

     FORWARD CURRENCY TRANSACTIONS
     AND FUTURES CONTRACTS
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS
     The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

                                       Janus Equity Funds / October 31, 1999  73

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining eleven Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

     FEDERAL INCOME TAXES
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended October 31, 1999. Each of the Funds was subject to the following schedule:

                     Average Daily Net       Annual Rate
     Fee Schedule     Assets of Fund        Percentage (%)
     -----------------------------------------------------
     Equity Funds   First $300 Million           .75
                    Next $200 Million            .70
                    Over $500 Million            .65
     -----------------------------------------------------

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus, Janus Venture and Janus Overseas Funds) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

     The Funds' expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce certain transfer agent fees and expenses.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the year or period ended October 31, 1999, are noted below.

                               DST Securities, Inc.     Fund
                                   Commissions        Expense
                                      Paid*          Reduction*        DST Fees
--------------------------------------------------------------------------------
Janus Fund                         $  460,621        $  345,465       $2,484,100
Janus Balanced Fund                     3,274             2,456          203,702
Janus Enterprise Fund                     917               688          242,389
Janus Equity Income Fund                   --                --          121,077
Janus Global Life Sciences Fund            --                --           78,126
Janus Global Technology Fund               --                --          234,277
Janus Growth and Income Fund           33,857            25,393          643,452
Janus Mercury Fund                     77,757            58,318          876,775
Janus Olympus Fund                      6,177             4,633          426,795
Janus Overseas Fund                     5,354             4,015          441,958
Janus Special Situations Fund          24,048            18,036          322,088
Janus Twenty Fund                      58,260            43,695        4,255,046
Janus Venture Fund                        878               659          322,810
Janus Worldwide Fund                  197,404           148,053        1,352,663
--------------------------------------------------------------------------------
* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

74  Janus Equity Funds / October 31, 1999

3.   FEDERAL INCOME TAX

     Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended October 31, 1999, have been reclassified among the components of net assets as follows:

                                    Undistributed   Undistributed
                                    Net Investment   Net Realized      Paid-In
                                        Income     Gains and Losses    Capital
--------------------------------------------------------------------------------
Janus Fund                           $ 41,427,852    $(41,427,852)           --
Janus Balanced Fund                        60,084         (60,084)           --
Janus Enterprise Fund                   7,573,624      (7,573,624)           --
Janus Equity Income Fund                 (153,688)        153,688            --
Janus Global Life Sciences Fund           774,640              30      (774,670)
Janus Global Technology Fund            1,201,168      (1,201,168)           --
Janus Growth and Income Fund              (78,684)         78,684            --
Janus Mercury Fund                     20,626,305     (20,626,305)           --
Janus Olympus Fund                           (452)            452            --
Janus Overseas Fund                     1,446,066         287,859    (1,733,925)
Janus Special Situations Fund           7,613,638      (7,612,433)       (1,205)
Janus Twenty Fund                         137,466        (137,466)           --
Janus Venture Fund                      7,413,950      (7,413,950)           --
Janus Worldwide Fund                   (2,063,070)      2,063,070            --
--------------------------------------------------------------------------------

     The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     The net capital loss carryover noted below as of October 31, 1999 is available to offset future realized capital gains and thereby reduce further taxable gains distributions. This carryover expires October 31, 2007. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1999, are as follows:

                                                                                                                       Net
                                   Net Capital Loss       Federal Tax        Unrealized         Unrealized        Appreciation/
                                      Carryovers             Cost           Appreciation      (Depreciation)     (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                      --     $22,678,664,531    $13,530,433,577    $  (339,438,338)    $13,190,995,239
Janus Balanced Fund                             --       2,524,803,367        434,245,810        (70,320,447)        363,925,363
Janus Enterprise Fund                           --       1,595,207,699        802,648,570        (47,444,365)        755,204,205
Janus Equity Income Fund                        --         600,854,053        170,757,747        (16,677,716)        154,080,031
Janus Global Life Sciences Fund    $    (5,781,052)        315,721,894         50,662,148        (10,260,161)         40,401,987
Janus Global Technology Fund                    --       2,338,013,226      1,008,938,377        (29,899,917)        979,038,460
Janus Growth and Income Fund                    --       4,019,469,034      1,852,618,478        (65,034,054)      1,787,584,424
Janus Mercury Fund                              --       6,707,652,660      2,436,276,046       (118,192,514)      2,318,083,532
Janus Olympus Fund                              --       2,555,186,086      1,328,159,562        (26,538,265)      1,301,621,297
Janus Overseas Fund                             --       3,812,236,967      1,982,199,206        (64,074,087)      1,918,125,119
Janus Special Situations Fund                   --         924,339,373        351,237,478        (74,954,592)        276,282,886
Janus Twenty Fund                               --      18,137,146,828     10,775,411,493        (75,515,409)     10,699,896,084
Janus Venture Fund                              --       1,054,410,116        891,819,777        (47,063,527)        844,756,250
--------------------------------------------------------------------------------------------------------------------------------

     Janus Worldwide Fund has elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for Janus Worldwide Fund are $13,303,460 and $100,197,989, respectively.

                                       Janus Equity Funds / October 31, 1999  75

Explanations of | Charts and Tables

1.   PERFORMANCE OVERVIEWS

     Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through October 31, 1999.

     When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

     Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

     The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

76  Janus Equity Funds / October 31, 1999

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                       Janus Equity Funds / October 31, 1999  77

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income/(loss) summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

78  Janus Equity Funds / October 31, 1999

                                             Report of | Independent Accountants

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Equity Income Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund (fourteen of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 2, 1999

                                              Year 2000 | Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

                                       Janus Equity Funds / October 31, 1999  79
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80  Janus Equity Funds / October 31, 1999

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                                       Janus Equity Funds / October 31, 1999  81

                                  [LOGO] Janus

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                           Denver, Colorado 80206-4923
                                 1-800-525-3713

           Funds distributed by Janus Distributors, Inc. Member NASD.

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